UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

HSBC Global Asset Management (USA) Inc. April 30, 2012
HSBC Funds
Semi-Annual Report
	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Semi-Annual Report - April 30, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	6
Commentary From the Investment Manager	7
Portfolio Reviews	8
Portfolio Composition	12
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	20
Notes to Financial Statements	23
Investment Adviser Contract Approval	31
Table of Shareholder Expenses	34

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	35
HSBC Opportunity Portfolio	37
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	42
Notes to Financial Statements	43
Investment Adviser Contract Approval	48
Table of Shareholder Expenses	51
Other Information	52

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 11, 2012

To Our Investors:

Investors today face a number of troubling macroeconomic issues, including a U.S. economy still struggling to recover from the widespread global downturn that began more than four years ago. Despite modest improvements in certain areas, such as the housing market and corporate profits, the economy still faced major headwinds, particularly from continued weakness in the U.S. job market. A lack of clarity on the economic outlook has led to considerable volatility in the markets: Stocks seem to rally strongly one week only to falter and shed those gains the following week. Meanwhile, conservative assets such as Treasury and money market securities have seen yields fall to historically low levels. These low yields are due in part to Federal Reserve actions designed to keep interest rates low in hopes of jumpstarting the economy.

Europe’s debt woes also are a significant source of worry for investors today. Concerns are mounting that efforts by the European Central Bank and eurozone governments to rein in the region’s debt crisis have been insufficient, and that the specter of economic recession and even default continues to loom over the region. Meanwhile governments in Europe face pressures to address their debt issues while curbing spending. It is unclear how the European debt crisis will play out, but we expect that it may take several years for these issues to unwind.

We are keeping a close watch on potential regulatory changes in the money markets. In response to a period of market illiquidity and disruptions in 2008, the U.S. Securities and Exchange Commission has engaged in an ongoing examination of the money market fund model to determine whether changes are needed. That initiative led to rule changes in 2010, and the possibility of more changes to protect money market funds from the risk of broad-based, large-scale redemptions. Two options under consideration would impose capital requirements and limitations or fees on redemptions, among other restrictions.

The money market fund industry has expressed concerns with these proposals, and it appears that there is insufficient support for additional money market fund reforms among the five SEC commissioners. However, there is the possibility that the Financial Stability Oversight Council (FSOC) may intervene in the matter if the SEC does not adopt additional reforms. Federal Reserve Bank Chairman Ben Bernanke, who is a member of the FSOC, recently expressed his support for increased regulation of money market funds.

At this point, it is not possible to predict where this debate will end and what reform, if any, will ultimately be adopted. We will continue to monitor reform proposals as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

Assets in our money market funds continue to decline due in large part to the historically low yields available in the money markets. HSBC Global Asset Management (USA) Inc., the Funds’ investment advisor, along with the Funds’ other service providers provided yield support of approximately $9.9 million, during the six months’ ended April 30, 2012, to the HSBC Money Market Funds.

4       HSBC FAMILY OF FUNDS

Chairman’s Message (continued)

We are pleased to introduce two new funds in this semi-annual report. The HSBC World Selection Income Strategy Fund and the HSBC Total Return Fund. The Income Strategy Fund seeks to provide current income by investing primarily in underlying funds by utilizing a “fund of funds” structure. The Total Return Fund seeks to maximize total return which is comprised of capital appreciation and income. The Fund seeks to achieve its investment objective by investing its assets in issuers that are economically tied to emerging market countries.

During the period, due to small asset bases and dwindling investor demand, we liquidated the HSBC Investor Value Fund, the HSBC Investor International Equity and the HSBC Investor Overseas Equity Fund. We continue to review the fund offerings of the HSBC Fund Family to meet the needs of our clients.

Cordially,

Michael Seely
Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722 or visit or www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC FAMILY OF FUNDS       5

President’s Message

Dear Shareholder,

Welcome to the HSBC Funds semi-annual report, covering the period between November 1, 2011 and April 30, 2012. This report offers detailed information about your Funds’ investment results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary may also be accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On March 20 of this year we launched the World Selection Income Strategy Fund. This Fund adds an income-oriented strategy to the World Selection suite of funds, which includes the Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy Funds.

On March 30, we also launched the HSBC Total Return Fund. The launch of this fund further expands on our offerings in the emerging markets – one of HSBC’s core strengths. The Total Return Fund joins the Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, and the Frontier Markets Fund as our initial fund offerings in this exciting segment of the investment market

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family on long-term investment solutions to assist our customers in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review
The global economy’s recovery from a historic downturn regained momentum during the six-month period between November 1, 2011 and April 30, 2012 after slowing throughout much of 2011. Moderate economic growth was fueled by increased consumer confidence, improved U.S. economic data, continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s pledge to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

As the period began, ongoing concerns about the eurozone debt crisis continued to fuel fears of a new global recession. However, financial markets underwent a significant shift from the volatile and bearish events of the previous six months. Fears about Europe began to subside somewhat during the first months of 2012, due in part to efforts by the European Central Bank (ECB) to stabilize the region’s banking system through infusions of capital. Meanwhile, moderate economic growth in the U.S. and, although slowing, still relatively strong growth in emerging markets helped assuage fears of a global economic downturn.

The ECB efforts to stem a liquidity crisis in European nations during the period helped alleviate fears of deepening credit problems in the eurozone. In December, the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March began making similar loans from an even larger pool of funds. The LTRO appeared to stabilize financial markets in the short term, but significant uncertainties remained regarding the long-term prospects of peripheral European economies to regain their competitiveness and avoid the threat of defaults. The ability of countries such as Italy, Greece and Spain to regain the confidence of the markets remained in doubt, and the long-term impact of austerity programs on economic growth also raised concerns.

Growth remained robust in many emerging economies during the period, and inflation, which had been a significant concern in previous months, eased in some nations. Economic growth in China slowed due to declining exports and industrial production as well as low levels of lending. But most signs indicated that robust domestic demand would prevent a “hard landing” for the Chinese economy. Oil prices eased somewhat during the period.

U.S. Gross Domestic Product (“GDP”)1 grew at 3.0% during the fourth quarter of 2011, a significant increase from the previous quarter. A preliminary estimate puts GDP during the first quarter at 1.9%. Job creation was robust during much of the period, and jobless claims continued a generally downward trend. However, unemployment remained relatively high. The housing market showed signs of improvement. Home sales began to stabilize and inventories began to decrease. Meanwhile, encouraging economic data bolstered the recovery. Reports showed that motor vehicle sales were strong, U.S. exports had accelerated and industrial production had increased.

Market Review
The period began with the final stretch of a sell-off in U.S. equity markets that had begun in mid-summer. After bottoming out in late November, equities changed direction with a strong rally that persisted through the duration of the period. Equities’ strong performance during the period was supported by increased optimism that the U.S. would avoid a “double dip” recession—a threat that preoccupied investors in 2011. During the period, stocks in cyclical sectors tended to perform best, while more defensive sectors lagged behind.

Stocks in other developed economies rose, too. Japanese equities performed especially well due to a strong economic rebound during the first quarter of 2012. European stocks made gains, but lagged behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 12.77% for the six months ended April 2012. The MSCI EAFE Index1 of developed foreign markets returned 2.71% for the period as a whole, while the MSCI EM Index1 returned 4.02%.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment grade corporate bonds showed strength, as investors sought additional yield in a low interest rate environment. High-yield bonds performed especially well as their yield spread over U.S. Treasuries declined during the period. Fixed-income markets in emerging economies performed well, as investors became more confident in the credit worthiness of emerging nations and were attracted to the additional yield of such securities. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 2.44% for the six months ended April 30, 2012, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 6.91%.

1 For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)

HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)
by Clark J. Winslow, CEO and CIO/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as its subadviser.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 12.54% (without sales charge) for the Class A Shares and 12.66% for the Class I Shares for the six-months ended April 30, 2012. That compared to a 14.13% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 12.89% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance
The U.S. and global equity markets performed well during the six-month period ended April 30, 2012 as investors became increasingly convinced of the strength and continuity of the U.S. economic recovery. The U.S. economy posted 26 weeks of improved economic data during the period under review, which helped buoy investor confidence. Meanwhile, investor concerns about the European debt crisis were alleviated somewhat by a $1 trillion long-term financing option put forth by the European Central Bank in December.

Stocks performed well in that environment, and the Fund benefited in absolute terms from the increased confidence among investors. However, the Fund underperformed its benchmark primarily because of individual stock selection. The Fund’s holdings in the information technology and industrial sectors were among the largest performance detractors. Individual holdings that performed poorly included a global IT consultant, a heavy machinery company, and a third-party logistics provider.*

The Fund benefited in relative terms from its individual holdings in the telecommunications and health care sectors. Although the Fund held an underweight in the health care sector relative to its benchmark, it benefited from strong stock selection. Strong performers during the period included a global health care company and a surgical robot manufacturer.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Growth Fund

				Average Annual				Expense
Fund Performance				Total Return (%)				Ratio (%)[6][6]
	Inception		Six	1	5	Since
As of April 30, 2012	Date		Months*	Year	Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04	[5]	6.93	-0.85	4.64	6.37		1.30	1.19
HSBC Growth Fund Class B2	5/7/04	[5]	8.10	-0.46	4.91	6.44		2.05	1.94
HSBC Growth Fund Class C3	5/7/04	[5]	11.08	2.58	4.92	6.25		2.05	1.94
HSBC Growth Fund Class I	5/7/04	[5]	12.66	4.64	5.97	7.31		1.05	0.94
Russell 1000® Growth Index[4]	—		14.13	7.26	4.11	6.09	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—		12.89	4.71	2.97	5.20	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.
[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.
[4]	For additional information, please refer to the Glossary of Terms.
[5]	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.
[6]

Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into an investment advisory agreement with the Portfolio under which it may pay the Adviser (who, in turn, pays the subadviser, Winslow Capital Management, Inc. (the “Subadviser”)) an aggregate management fee of up to 0.68% of the average daily value of the Portfolio’s net assets. Currently, the Portfolio is paying the Adviser 0.175%. The Adviser’s share of the aggregate management fee is capped at 0.175%. The Subadviser’s share of the aggregate management fee is set by contract between the Adviser and the Subadviser. The Adviser’s and Subadviser’s fees currently aggregate to 0.575%. The contract between the Adviser and Subadviser may be terminated at any time without penalty upon 30 days’ written notice to the Subadviser by the Adviser or the Portfolio upon the vote of a majority of the Trustees, or by the Subadviser upon 30 days’ written notice to the Portfolio or Adviser. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.

[7]	Return for the period May 10, 2004 to April 30, 2012.
[8]	Return for the period April 30, 2004 to April 30, 2012.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)

HSBC Opportunity Fund (Advisor)
(Class I Shares)

HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)
by William A. Muggia, President, CEO and CIO/Portfolio Manager
Matthew W. Strobeck, Partner/Portfolio Manager
Ethan J. Meyers, Partner/Portfolio Manager
John M. Montgomery, Partner
D. Hamlen Thompson, Partner
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seeks long-term growth of capital by investing in equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
For the six-months ended April 30, 2012, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 13.59% total return, and the Class A Shares of the Fund produced a 13.40% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 11.72% and 11.27%, respectively.

Portfolio Performance
Investor confidence rose early in the period due to several factors, including a more accommodative monetary policy and a strengthening U.S. economy. Near the beginning of the six-month period, housing prices were improving, unemployment levels were falling, consumer credit was expanding and small-business owners were increasingly optimistic. That boost in investor confidence led to a near-historic rally in the first three months of the year, which contributed to the Fund’s strong absolute performance during the period.

For the six-month period ended April 30, 2012, the Fund (Class I Shares) outperformed its benchmark largely due to individual stock selection. In particular, the Fund benefited from the performance of an equipment rental services provider, an electrical products provider, a specialty athletics retailer and an automotive aftermarket parts retailer. Strong stock selection in the information technology and materials sectors also boosted the Fund’s relative performance during the period.*

However, the Fund’s holdings in the health care and telecommunication services sectors detracted from its relative performance. In one case, shares of a Latin American mobile communications provider performed poorly as the company posted quarterly earnings that were below analysts’ expectations.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Opportunity Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[5][5]
	Inception	Six	1	5	10
As of April 30, 2012	Date	Months*	Year	Year	Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	7.73	-7.56	5.71	7.57	1.85	1.65
HSBC Opportunity Fund Class B2	1/6/98	9.26	-6.65	5.99	7.63	2.60	2.40
HSBC Opportunity Fund Class C3	11/4/98	11.97	-4.33	6.01	7.31	2.60	2.40
HSBC Opportunity Fund Class I†	9/3/96	13.59	-2.24	7.14	8.60	1.01	1.01
Russell 2500™ Growth Index[4]	—	11.72	-1.61	4.08	7.26	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	11.27	-1.85	3.39	6.31	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

† The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
[4]	For additional information, please refer to the Glossary of Terms.
[5]

Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews

Portfolio Composition*
April 30, 2012 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value(%)
Computers & Peripherals	9.7
Software	7.3
Internet Software & Services	7.0
IT Services	6.5
Machinery	5.5
Internet & Catalog Retail	4.9
Hotels, Restaurants & Leisure	4.7
Health Care Providers & Services	4.6
Textiles, Apparel & Luxury Goods	4.0
Oil, Gas & Consumable Fuels	3.5
Communications Equipment	3.4
Road & Rail	3.4
Chemicals	3.3
Capital Markets	3.3
Aerospace & Defense	2.8
Diversified Financial Services	2.8
Biotechnology	2.7
Investment Companies	2.6
Energy Equipment & Services	2.6
Food & Staples Retailing	2.4
Health Care Equipment & Supplies	2.3
Pharmaceuticals	1.8
Real Estate Investment Trusts (REITs)	1.7
Specialty Retail	1.5
Construction & Engineering	1.3
Auto Components	1.2
Personal Products	0.8
Health Care Technology	0.7
Semiconductors & Semiconductor Equipment	0.7
Media	0.5
Metals & Mining	0.4
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value(%)
Specialty Retail	11.4
Machinery	7.4
Road & Rail	5.6
Oil, Gas & Consumable Fuels	5.4
IT Services	5.2
Health Care Equipment & Supplies	4.6
Semiconductors & Semiconductor Equipment	4.6
Aerospace & Defense	4.3
Investment Companies	4.0
Containers & Packaging	3.7
Trading Companies & Distributors	3.7
Software	3.5
Chemicals	3.5
Commercial Banks	3.1
Energy Equipment & Services	3.1
Capital Markets	2.9
Electrical Equipment	2.7
Food Products	2.7
Pharmaceuticals	2.3
Health Care Providers & Services	2.2
Life Sciences Tools & Services	2.0
Professional Services	2.0
Insurance	2.0
Commercial Services & Supplies	1.8
Real Estate Management & Development	1.7
Communications Equipment	1.6
Diversified Financial Services	1.2
Personal Products	1.2
Textiles, Apparel & Luxury Goods	0.4
Wireless Telecommunication Services	0.3
Total	100.0
____________________

* Portfolio composition is subject to change.

12       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2012 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$80,298,715	$12,672,072	$138,599,949
Receivable for capital shares issued	261,336	737	225,468
Receivable from Investment Adviser	—	8,343	—
Prepaid expenses and other assets	21,932	13,268	9,134
Total Assets	80,581,983	12,694,420	138,834,551
Liabilities:
Payable for capital shares redeemed	136,167	32,034	77,339
Payable to Investment Adviser	1,439	—	—
Accrued expenses and other liabilities:
Administration	1,642	257	2,807
Distribution	688	572	—
Shareholder Servicing	3,523	3,215	—
Transfer Agent	4,203	4,161	1,619
Trustee	79	14	62
Other	28,389	474	61,810
Total Liabilities	176,130	40,727	143,637
Net Assets	$80,405,853	$12,653,693	$138,690,914

Composition of Net Assets:
Capital	58,163,611	10,220,755	112,594,495
Accumulated net investment income loss	(50,367)	(57,718)	(258,551)
Accumulated net realized gains (losses) from investment	6,186,330	437,115	4,779,060
Unrealized appreciation/depreciation on investments	16,106,279	2,053,541	21,575,910
Net Assets	$80,405,853	$12,653,693	$138,690,914

Net Assets:
Class A Shares	$15,373,306	$11,717,978	$—
Class B Shares	739,722	481,400	—
Class C Shares	338,072	454,315	—
Class I Shares	63,954,753	—	138,690,914
	$80,405,853	$12,653,693	$138,690,914

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	823,456	1,143,223	—
Class B Shares	43,605	59,128	—
Class C Shares	19,808	54,451	—
Class I Shares	3,373,735	—	10,248,040

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$18.67	$10.25	$—
Class B Shares(a)	$16.96	$8.14	$—
Class C Shares(a)	$17.07	$8.34	$—
Class I Shares	$18.96	$—	$13.53
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$19.65	$10.79	$—
____________________

(a)       Redemption Price per share varies by length of time shares are held.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2012 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios (a)	$327,648	$40,810	$436,486
Expenses from Affiliated Portfolios (a)	(248,159)	(53,422)	(570,216)
Total Investment Income (Loss)	79,489	(12,612)	(133,730)

Expenses:
Administration:
Class A Shares	4,026	3,032	—
Class B Shares	240	142	—
Class C Shares	71	121	—
Class I Shares	15,316	—	35,066
Distribution:
Class B Shares	3,288	1,929	—
Class C Shares	1,017	1,676	—
Shareholder Servicing:
Class A Shares	18,649	13,159	—
Class B Shares	1,096	643	—
Class C Shares	339	559	—
Accounting	11,939	9,446	4,477
Compliance Service	298	55	525
Printing	21,966	3,082	40,746
Transfer Agent	41,686	25,560	27,554
Trustee	976	124	1,707
Registration fees	17,212	9,323	3,892
Other	6,407	1,473	10,854
Total expenses before fee reductions	144,526	70,324	124,821
Fees contractually reduced by Investment Adviser	(14,670)	(19,094)	—
Fees voluntarily reduced by Investment Adviser	—	(6,124)	—
Net Expenses	129,856	45,106	124,821

Net Investment Income (Loss)	(50,367)	(57,718)	(258,551)

Net Realized/Unrealized Gains (Losses) from Investments:(a)
Net realized gains (losses) from investment securities	6,122,254	635,080	6,376,935
Change in unrealized appreciation/depreciation on investments	2,897,258	956,239	10,434,149

Net realized/unrealized gains from investments transactions	9,019,512	1,591,319	16,811,084
Change In Net Assets Resulting From Operations	$8,969,145	$1,533,601	$16,552,533
____________________

(a)       Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$(50,367)	$(211,298)	$(57,718)	$(91,095)
Net realized gains (losses) from investments	6,122,254	6,871,855	635,080	1,941,921
Change in unrealized appreciation/depreciation on investments	2,897,258	383,956	956,239	(495,829)
Change in net assets resulting from operations	8,969,145	7,044,513	1,533,601	1,354,997

Dividends:
Net realized gains:
Class A Shares	—	—	(1,598,939)	(183,592)
Class B Shares	—	—	(93,318)	(11,590)
Class C Shares	—	—	(76,609)	(6,561)
Change in net assets resulting from shareholder dividends	—	—	(1,768,866)	(201,743)
Change in net assets resulting from capital transactions	(2,348,296)	(582,610)	771,505	(1,316,886)
Change in net assets	6,620,849	6,461,903	536,240	(163,632)

Net Assets:
Beginning of period	73,785,004	67,323,101	12,117,453	12,281,085
End of period	$80,405,853	$73,785,004	$12,653,693	$12,117,453
Accumulated net investment income (loss)	$(50,367)	$(211,298)	$(57,718)	$(91,095)

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$494,298	$1,036,796	$534,862	$2,442,156
Dividends reinvested	—	—	1,562,653	182,620
Value of shares redeemed	(2,256,974)	(3,859,930)	(1,339,832)	(3,824,914)
Class A Shares capital transactions	(1,762,676)	(2,823,134)	757,683	(1,200,138)

Class B Shares:
Proceeds from shares issued	18,024	79,343	5,269	53,441
Dividends reinvested	—	—	93,292	11,521
Value of shares redeemed	(342,508)	(448,436)	(123,648)	(249,484)
Class B Shares capital transactions	(324,484)	(369,093)	(25,087)	(184,522)

Class C Shares:
Proceeds from shares issued	81,855	81,604	11,716	97,064
Dividends reinvested	—	—	76,317	6,561
Value of shares redeemed	(25,046)	(36,230)	(49,124)	(35,851)
Class C Shares capital transactions	56,809	45,374	38,909	67,774

Class I Shares:
Proceeds from shares issued	9,043,559	15,376,187	—	—
Value of shares redeemed	(9,361,504)	(12,811,944)	—	—
Class I Shares capital transactions	(317,945)	2,564,243	—	—
Change in net assets resulting from capital transactions	$(2,348,296)	$(582,610)	$771,505	$(1,316,886)

SHARE TRANSACTIONS:
Class A Shares:
Issued	28,139	61,592	53,562	210,382
Reinvested	—	—	175,974	17,099
Redeemed	(129,770)	(232,059)	(134,311)	(346,398)
Change in Class A Shares	(101,631)	(170,467)	95,225	(118,917)

Class B Shares:
Issued	1,100	5,111	637	5,840
Reinvested	—	—	13,196	1,296
Redeemed	(21,084)	(29,395)	(15,638)	(27,608)
Change in Class B Shares	(19,984)	(24,284)	(1,805)	(20,472)

Class C Shares:
Issued	4,830	5,756	1,377	10,495
Reinvested	—	—	10,526	723
Redeemed	(1,512)	(2,539)	(6,060)	(3,974)
Change in Class C Shares	3,318	3,217	5,843	7,244

Class I Shares:
Issued	504,015	909,571	—	—
Redeemed	(530,973)	(765,583)	—	—
Change in Class I Shares	(26,958)	143,988	—	—

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	six months ended	year ended
	April 30, 2012	October 31, 2011
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$(258,551)	$(91,185)
Net realized gains (losses) from investment transactions	6,376,935	19,552,882
Change in unrealized appreciation/depreciation from investments and foreign currencies	10,434,149	(4,003,173)
Change in net assets resulting from operations	16,552,533	15,458,524

Dividends:
Net realized gains:
Class I Shares:	(18,686,312)	(2,935,113)
Change in net assets resulting from shareholder dividends	(18,686,312)	(2,935,113)
Change in net assets resulting from capital transactions	18,807,375	(7,570,425)
Change in net assets	16,673,596	4,952,986

Net Assets:
Beginning of period	122,017,318	117,064,332
End of period	$138,690,914	$122,017,318
Accumulated net investment income (loss)	$(258,551)	$(91,185)

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	six months ended	year ended
	April 30, 2012	October 31, 2011
	(Unaudited)
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	14,572,910	18,642,358
Dividends reinvested	17,155,964	2,626,240
Value of shares redeemed	(12,921,499)	(28,839,023)
Advisor Shares capital transactions	18,807,375	(7,570,425)
Change in net assets resulting from capital transactions	$18,807,375	$(7,570,425)

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,069,604	1,309,527
Reinvested	1,465,070	187,589
Redeemed	(991,297)	(1,963,117)
Change in Advisor Shares	1,543,377	(466,001)

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC - GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
																Ratios of
			Net Realized			Net								Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized			Realized					Net Assets	Ratio of Net		Investment		Average Net
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses to		Income (Loss)		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	Average Net		to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets(c)		Assets(c)		Reductions)(c)	Turnover(b)(d)
CLASS A SHARES
Year Ended October 31, 2007	$14.86	— (e)	4.23	4.23	(0.01)	(1.13)	(1.14)	$17.95	30.45	%(f)	$30,858	1.11	%(f)	(0.03	)%(f)	1.22%	57%
Year Ended October 31, 2008	17.95	(0.05)	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55	(38.23	)%(g)	17,180	1.20%		(0.36)%		1.22%	158%
Year Ended October 31, 2009	10.55	(0.04)	2.03	1.99	—	—	—	12.54	18.86	%(h)	15,896	1.20%		(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(i)(j)	16,452	1.20%		(0.54	)%(j)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(k)	15,349	1.18%		(0.45)%		1.18%	56%
Six Months Ended April 30, 2012
(Unaudited)	16.59	(0.03)	2.11	2.08	—	—	—	18.67	12.54%		15,373	1.20%		(0.32)%		1.24%	20%
CLASS B SHARES
Year Ended October 31, 2007	$14.17	(0.11)	3.99	3.88	—	(1.13)	(1.13)	$16.92	29.43	%(f)	$1,630	1.86	%(f)	(0.78	)%(f)	1.98%	57%
Year Ended October 31, 2008	16.92	(0.16)	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85	(38.62	)%(g)	2,839	1.95%		(1.20)%		1.96%	158%
Year Ended October 31, 2009	9.85	(0.10)	1.85	1.75	—	—	—	11.60	17.87	%(h)	2,059	1.95%		(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(i)(j)	1,213	1.95%		(1.28	)%(j)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(k)	962	1.93%		(1.19)%		1.93%	56%
Six Months Ended April 30, 2012
(Unaudited)	15.13	(0.08)	1.91	1.83	—	—	—	16.96	12.10%		740	1.95%		(1.05)%		1.99%	20%
CLASS C SHARES
Year Ended October 31, 2007	$14.24	(0.11)	4.02	3.91	—	(1.13)	(1.13)	$17.02	29.49	%(f)	$98	1.86	%(f)	(0.79	)%(f)	1.96%	57%
Year Ended October 31, 2008	17.02	(0.16)	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91	(38.63	)%(g)	72	1.95%		(1.13)%		1.97%	158%
Year Ended October 31, 2009	9.91	(0.12)	1.89	1.77	—	—	—	11.68	17.86	%(h)	120	1.95%		(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(i)(j)	184	1.95%		(1.30	)%(j)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(k)	251	1.94%		(1.21)%		1.94%	56%
Six Months Ended April 30, 2012
(Unaudited)	15.23	(0.09)	1.93	1.84	—	—	—	17.07	12.08%		338	1.95%		(1.08)%		1.99%	20%
CLASS I SHARES
Year Ended October 31, 2007	$14.90	0.03	4.24	4.27	(0.02)	(1.13)	(1.15)	$18.02	30.73	%(f)	$30,295	0.87	%(f)	0.20	%(f)	0.96%	57%
Year Ended October 31, 2008	18.02	(0.02)	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62	(38.07	)%(g)	38,868	0.95%		(0.16)%		0.97%	158%
Year Ended October 31, 2009	10.62	(0.01)	2.04	2.03	—	—	—	12.65	19.11	%(h)	39,400	0.95%		(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(i)(j)	49,474	0.95%		(0.30	)%(j)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(k)	57,222	0.94%		(0.22)%		0.94%	56%
Six Months Ended April 30, 2012
(Unaudited)	16.83	(0.01)	2.14	2.13	—	—	—	18.96	12.66%		63,955	0.95%		(0.07)%		0.99%	20%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Represents less than $0.005 or $(0.005).
(f)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2008, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(j)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(k)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC - OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
															Ratios of
			Net Realized		Net								Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized		Realized					Net Assets	Ratio of Net		Investment		Average Net
	Value,	Investment	Gains	Total from	Gains from		Net Asset			at End of	Expenses to		Income (Loss)		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	Value, End	Total		Period	Average Net		to Average		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets(c)		Net Assets(c)		Reductions)(c)	Turnover(b)(d)
CLASS A SHARES
Year Ended October 31, 2007	$14.29	(0.16)	4.01	3.85	(1.73)	(1.73)	$16.41	30.28	%(e)	$15,057	1.52	%(e)	(1.13	)%(e)	1.77%	69%
Year Ended October 31, 2008	16.41	(0.12)	(4.04)	(4.16)	(5.16)	(5.16)	7.09	(35.84)%		9,600	1.55%		(1.13)%		1.82%	80%
Year Ended October 31, 2009	7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	7.56	14.85%		9,687	1.55%		(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(f)(g)	11,282	1.55%		(1.00	)%(f)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(h)	11,145	1.55%		(0.62)%		1.85%	69%
Six Months Ended April 30, 2012
(Unaudited)	10.63	(0.04)	1.22	1.18	(1.56)	(1.56)	10.25	13.40	%(i)	11,718	1.55%		(0.88)%		1.96%	32%
CLASS B SHARES
Year Ended October 31, 2007	$13.25	(0.25)	3.67	3.42	(1.73)	(1.73)	$14.94	29.30	%(e)	$4,928	2.26	%(e)	(1.91	)%(e)	2.52%	69%
Year Ended October 31, 2008	14.94	(0.18)	(3.50)	(3.68)	(5.16)	(5.16)	6.10	(36.30)%		1,578	2.29%		(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	6.37	13.92%		1,082	2.30%		(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(f)(g)	658	2.30%		(1.78	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(h)	536	2.30%		(1.36)%		2.64%	69%
Six Months Ended April 30, 2012
(Unaudited)	8.80	(0.07)	0.97	0.90	(1.56)	(1.56)	8.14	12.96	%(i)	481	2.30%		(1.63)%		2.73%	32%
CLASS C SHARES
Year Ended October 31, 2007	$13.38	(0.26)	3.72	3.46	(1.73)	(1.73)	$15.11	29.32	%(e)	$334	2.27	%(e)	(1.91	)%(e)	2.50%	69%
Year Ended October 31, 2008	15.11	(0.17)	(3.57)	(3.74)	(5.16)	(5.16)	6.21	(36.27)%		189	2.30%		(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	6.49	13.83%		267	2.30%		(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(f)(g)	341	2.30%		(1.75	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(h)	437	2.30%		(1.38)%		2.64%	69%
Six Months Ended April 30, 2012
(Unaudited)	8.98	(0.07)	0.99	0.92	(1.56)	(1.56)	8.34	12.90	%(i)	454	2.30%		(1.63)%		2.73%	32%

*	The per share amounts and percentages reflect income and expense assuming the inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(e)	During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.03%, 0.04% and 0.03% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	During the period ended April 30, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC - OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
															Ratios of
			Net Realized		Net								Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized		Realized					Net Assets	Ratio of Net		Investment		Average
	Value,	Investment	Gains	Total from	Gains from		Net Asset			at End of	Expenses to		Income (Loss)		Net Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	Value, End	Total		Period	Average Net		to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets(c)		Assets(c)		Reductions)(c)	Turnover(b)(d)
CLASS I SHARES
Year Ended October 31, 2007	$17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	$18.94	29.42	%(e)	$176,593	0.96	%(e)	(0.60	)%(e)	1.03%	69%
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91	(35.39)%		$97,841	0.97%		(0.55)%		0.97%	80%
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93	15.47%		100,285	1.02%		(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(f)(g)	117,064	1.01%		(0.46	)%(g)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(h)	122,017	1.01%		(0.07)%		1.01%	69%
Six Months Ended April 30, 2012
(Unaudited)	14.02	(0.03)	1.61	1.58	(2.07)	(2.07)	13.53	13.59	%(i)	138,691	1.06%		(0.40)%		1.06%	32%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.07% for the Class I Shares.
(f)	During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(g)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(h)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(i)	During the period ended April 30, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08% for Class I Shares.

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited)

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust’’), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act’’), as open-end management investment companies. As of April 30, 2012, the Trust is comprised of 16 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust’’) (collectively the “Trusts’’). The accompanying financial statements are presented for the following 3 funds (individually a “Fund’’, collectively the “Funds’’) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund (formerly, HSBC Investor
Growth Fund)	Growth Fund	Trust
HSBC Opportunity Fund (formerly, HSBC Investor
Opportunity Fund)	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor) (formerly,
HSBC Investor Opportunity Fund (Advisor))	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	April 30, 2012(%)
Growth Fund	HSBC Growth Portfolio (formerly, HSBC Investor
	Growth Portfolio)	86.0
Opportunity Fund	HSBC Opportunity Portfolio (formerly, HSBC Investor
	Opportunity Portfolio)	8.2
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio (formerly, HSBC Investor
	Opportunity Portfolio)	89.5

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio’’, collectively the “Portfolios’’) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund and Opportunity (Advisor) Fund.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

     For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2012 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	TOTAL($)
Growth Fund
Investment Securities:
Affiliated Portfolio(a)	—	80,298,715	—	80,298,715
Total Investment Securities	—	80,298,715	—	80,298,715

Opportunity Fund
Investment Securities:
Affiliated Portfolio(a)	—	12,672,072	—	12,672,072
Total Investment Securities	—	12,672,072	—	12,672,072

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolio(a)	—	138,599,949	—	138,599,949
Total Investment Securities	—	138,599,949	—	138,599,949
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of April 30, 2012 from the valuation input levels used on October 31, 2011.

     In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU No. 2011-04 will have no effect on each Fund’s net assets. At this time, management is evaluating the impact of ASU No. 2011-04 on the financial statement disclosures.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds of the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above subject to certain reductions associated with services provided to new funds. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board’’) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $140,088 for the period ended April 30, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the period ended April 30, 2012, Foreside, as Distributor, also received $179,432, $158,225 and $17,218 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $25, $6 and $- were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2013, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015*	2014*	2013*	2012*	Total
Growth Fund	$14,670	$—	$22,001	$56,048	92,719
Opportunity Fund	19,094	27,228	49,041	65,792	161,155
____________________

*       The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2012 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	4,336,773	7,554,695
Opportunity Fund	343,623	1,415,165
Opportunity Fund (Advisor)	10,834,897	11,022,425

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the latest tax year ended October 31, 2011 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income	Capital Gains	Dividends Paid*
Growth Fund	$—	$—	$—
Opportunity Fund	—	201,743	201,743
Opportunity Fund (Advisor)	—	2,935,113	2,935,113
____________________

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the latest tax year ended October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income	Income	Gains	Earnings	Payable	Losses	(Depreciation)(1)	(Deficit)
Growth Fund	$—	$—	$—	$—	$—	$(3,269,773)	$13,095,032	$9,825,259
Opportunity Fund	122,612	—	1,645,882	1,768,494	—	—	899,709	2,668,203
Opportunity Fund
(Advisor)	2,322,165	—	16,364,138	18,686,303	—	—	9,543,895	28,230,198
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts

     As of the latest tax year ended October 31, 2011, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount($)	Expires
Growth Fund	3,269,773	2017

     During the latest tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Growth Fund	6,478,476

     The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“postenactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds), HSBC Advisor Funds Trust and HSBC Portfolios (formerly, HSBC Investor Portfolios) (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2012 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person on December 15-16, 2011 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 29 and December 15, 2011 to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     On November 29, 2011, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Administration Agreement; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; (iii) the fees and performance record of the Funds that are money market funds (“Money Market Funds”); and (iv) compliance matters. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to other accounts managed by the Adviser and pricing information regarding certain Funds, among other matters. The Contracts Committee also convened on December 15, 2011 to discuss, among other things: (i) the Adviser’s investment advisory arrangements with respect to the Aggressive Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, and Moderate Strategy Fund (collectively, the “World Selection Funds”); (ii) the HSBC U.S. Treasury Money Market Fund (formerly, HSBC Investor U.S. Treasury Money Market Fund); (iii) certain subadvisory fee breakpoints; (iv) services provided to the Funds under the Ancillary Agreements; and (v) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 29, 2011 Contracts Committee meeting. Following the December 15, 2011 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 15-16, 2011, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS

Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the emerging markets debt Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets; (iv) the liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees considered the relative underperformance of the World Selection Funds in light of data provided by Lipper Inc., and representations by the Adviser regarding market factors that contributed to the relative underperformance, as well as their investment outlook. In the context of the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio), the Independent Trustees favorably noted the consistent performance record of the Portfolio. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Investment Adviser Contract Approval (continued)

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the subadvisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited)
     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Growth Fund	Class A Shares	$1,000.00	$1,125.40	$6.34	1.20%
	Class B Shares	1,000.00	1,121.00	10.28	1.95%
	Class C Shares	1,000.00	1,120.80	10.28	1.95%
	Class I Shares	1,000.00	1,126.60	5.02	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,134.00	8.22	1.55%
	Class B Shares	1,000.00	1,129.60	12.18	2.30%
	Class C Shares	1,000.00	1,129.00	12.17	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,135.90	5.63	1.06%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Growth Fund	Class A Shares	$1,000.00	$1,018.90	$6.02	1.20%
	Class B Shares	1,000.00	1,015.17	9.77	1.95%
	Class C Shares	1,000.00	1,015.17	9.77	1.95%
	Class I Shares	1,000.00	1,020.14	4.77	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.16	7.77	1.55%
	Class B Shares	1,000.00	1,013.43	11.51	2.30%
	Class C Shares	1,000.00	1,013.43	11.51	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.59	5.32	1.06%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

34       HSBC FAMILY OF FUNDS

HSBC GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Common Stocks – 97.1%
	Shares	Value ($)
Aerospace & Defense – 2.8%
Precision Castparts Corp.	5,700	1,005,309
United Technologies Corp.	19,300	1,575,652
		2,580,961

Auto Components – 1.2%
BorgWarner, Inc.(a)	14,700	1,161,888

Biotechnology – 2.6%
Biogen Idec, Inc.(a)	10,300	1,380,303
Celgene Corp.(a)	14,900	1,086,508
		2,466,811

Capital Markets – 3.3%
Franklin Resources, Inc.	11,500	1,443,365
TD Ameritrade Holding Corp.	38,900	730,931
The Goldman Sachs Group, Inc.	7,900	909,685
		3,083,981

Chemicals – 3.3%
Ecolab, Inc.	20,100	1,280,169
Monsanto Co.	23,700	1,805,466
		3,085,635

Communications Equipment – 3.4%
QUALCOMM, Inc.	49,700	3,172,848

Computers & Peripherals – 9.7%
Apple, Inc.(a)	9,450	5,521,068
EMC Corp.(a)	90,600	2,555,826
NetApp, Inc.(a)	25,500	990,165
		9,067,059

Construction & Engineering – 1.3%
Fluor Corp.	21,400	1,235,850

Diversified Financial Services – 2.8%
IntercontinentalExchange, Inc.(a)	7,600	1,011,104
JPMorgan Chase & Co.	36,500	1,568,770
		2,579,874

Energy Equipment & Services – 2.6%
Cameron International Corp.(a)	17,400	891,750
FMC Technologies, Inc.(a)	32,700	1,536,900
		2,428,650

Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	11,400	1,005,138
CVS Caremark Corp.	27,000	1,204,740
		2,209,878

Health Care Equipment & Supplies – 2.3%
Edwards Lifesciences Corp.(a)	11,000	912,670
Intuitive Surgical, Inc.(a)	1,755	1,014,741
Varian Medical Systems, Inc.(a)	3,500	221,970
		2,149,381

Health Care Providers & Services – 4.6%
Express Scripts Holding Co.(a)	27,750	1,548,172
UnitedHealth Group, Inc.	48,400	2,717,660
		4,265,832

Health Care Technology – 0.7%
Cerner Corp.(a)	8,100	656,829

Hotels, Restaurants & Leisure – 4.7%
Las Vegas Sands Corp.	34,700	1,925,503
Starbucks Corp.	26,300	1,509,094
Yum! Brands, Inc.	13,200	960,036
		4,394,633

Internet & Catalog Retail – 4.9%
Amazon.com, Inc.(a)	7,650	1,774,035
Priceline.com, Inc.(a)	3,685	2,803,622
		4,577,657

Internet Software & Services – 7.0%
Baidu, Inc. ADR(a)	12,725	1,688,608
eBay, Inc.(a)	23,100	948,255
Google, Inc., Class A(a)	3,610	2,184,880
LinkedIn Corp., Class A(a)	7,400	802,530
VeriSign, Inc.	22,600	929,086
		6,553,359

IT Services – 6.5%
Cognizant Technology Solutions Corp.(a)	32,100	2,353,572
Teradata Corp.(a)	5,200	362,856
Visa, Inc., Class A	26,900	3,308,162
		6,024,590

Machinery – 5.5%
Caterpillar, Inc.	13,400	1,377,118
Danaher Corp.	51,200	2,776,064
Illinois Tool Works, Inc.	17,100	981,198
		5,134,380

Media – 0.5%
CBS Corp., Class B	13,700	456,895

Metals & Mining – 0.4%
Cliffs Natural Resources, Inc.	6,400	398,464

Oil, Gas & Consumable Fuels – 3.5%
Concho Resources, Inc.(a)	16,200	1,736,316
Occidental Petroleum Corp.	16,500	1,505,130
		3,241,446

Personal Products – 0.8%
The Estee Lauder Cos., Inc., Class A	11,800	771,130

Pharmaceuticals – 1.7%
Perrigo Co.	5,700	597,930
Shire plc ADR	10,600	1,034,136
		1,632,066

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Common Stocks, continued
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	23,700	1,554,246

Road & Rail – 3.4%
Union Pacific Corp.	28,200	3,170,808

Semiconductors & Semiconductor Equipment – 0.7%
Altera Corp.	17,600	626,032

Software – 7.3%
Autodesk, Inc.(a)	22,900	901,573
Intuit, Inc.	15,600	904,332
Microsoft Corp.	40,400	1,293,608
Oracle Corp.	62,300	1,830,997
Salesforce.com, Inc.(a)	11,900	1,853,187
		6,783,697

Specialty Retail – 1.5%
O’Reilly Automotive, Inc.(a)	8,100	854,226
Ulta Salon, Cosmetics & Fragrance, Inc.	6,600	581,988
		1,436,214

Textiles, Apparel & Luxury Goods – 4.0%
Coach, Inc.	12,600	921,816
Fossil, Inc.(a)	6,300	823,221
Michael Kors Holdings Ltd.(a)	10,100	461,267
Ralph Lauren Corp.	8,600	1,481,522
		3,687,826
TOTAL COMMON STOCKS
(COST $69,073,618)		90,588,920

Investment Company – 2.6%
Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(b)	2,440,887	2,440,887
TOTAL INVESTMENT COMPANY
(COST $2,440,887)		2,440,887
TOTAL INVESTMENT SECURITIES
(COST $71,514,505) — 99.7%		93,029,807
____________________

Percentages indicated are based on net assets of $93,344,762.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.

ADR American Depositary Receipt

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Common Stocks – 95.9%
	Shares	Value ($)
Aerospace & Defense – 4.3%
BE Aerospace, Inc.(a)	75,390	3,545,592
TransDigm Group, Inc.(a)	25,100	3,165,612
		6,711,204

Capital Markets – 2.9%
Lazard Ltd., Class A	79,490	2,186,770
Raymond James Financial, Inc.	61,210	2,241,510
		4,428,280

Chemicals – 3.5%
Celanese Corp., Series A	57,240	2,773,850
Westlake Chemical Corp.	41,865	2,677,267
		5,451,117

Commercial Banks – 3.1%
Comerica, Inc.	91,130	2,917,982
First Horizon National Corp.	1	9
First Republic Bank(a)	57,320	1,893,280
		4,811,271

Commercial Services & Supplies – 1.8%
Waste Connections, Inc.	84,185	2,713,283

Communications Equipment – 1.6%
Comverse Technology, Inc.(a)	578	3,728
JDS Uniphase Corp.(a)	135,260	1,643,409
Polycom, Inc.(a)	61,300	813,451
		2,460,588

Containers & Packaging – 3.7%
Crown Holdings, Inc.(a)	78,370	2,898,122
Packaging Corp. of America	98,040	2,861,788
		5,759,910

Diversified Financial Services – 1.2%
MSCI, Inc., Class A(a)	51,750	1,893,533

Electrical Equipment – 2.7%
Hubbell, Inc., Class B	51,990	4,171,678

Energy Equipment & Services – 3.1%
Ensco International plc ADR	35,970	1,965,760
Rowan Cos., Inc.(a)	80,490	2,779,320
		4,745,080

Food Products – 2.7%
Ralcorp Holdings, Inc.(a)	56,440	4,109,396

Health Care Equipment & Supplies – 4.6%
DENTSPLY International, Inc.	99,810	4,098,198
Hologic, Inc.(a)	79,410	1,518,319
IDEXX Laboratories, Inc.(a)	17,720	1,558,120
		7,174,637

Health Care Providers & Services – 2.2%
Coventry Health Care, Inc.	112,530	3,374,775

Insurance – 2.0%
Everest Re Group Ltd.	30,710	3,043,361

IT Services – 5.2%
Alliance Data Systems Corp.(a)	32,520	4,178,495
FleetCor Technologies, Inc.(a)	64,480	2,550,184
Syntel, Inc.	23,140	1,385,854
		8,114,533

Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	17,340	3,109,409

Machinery – 7.4%
Crane Co.	58,494	2,581,340
Gardner Denver, Inc.	41,640	2,712,430
IDEX Corp.	61,070	2,644,942
The Timken Co.	61,300	3,464,063
		11,402,775

Oil, Gas & Consumable Fuels – 5.3%
Alpha Natural Resources, Inc.(a)	84,962	1,370,437
Denbury Resources, Inc.(a)	157,120	2,991,565
Tesoro Corp.(a)	168,890	3,926,692
		8,288,694

Personal Products – 1.1%
Nu Skin Enterprises, Inc., Class A	33,440	1,782,352

Pharmaceuticals – 2.3%
Elan Corp. plc ADR(a)	253,850	3,500,591

Professional Services – 2.0%
IHS, Inc., Class A(a)	30,350	3,067,475

Real Estate Management & Development – 1.7%
Jones Lang LaSalle, Inc.	33,830	2,704,370

Road & Rail – 5.6%
Hertz Global Holdings, Inc.(a)	202,820	3,125,456
Landstar System, Inc.	56,570	3,030,455
Ryder System, Inc.	50,360	2,453,539
		8,609,450

Semiconductors & Semiconductor Equipment – 4.6%
NXP Semiconductors NV(a)	62,290	1,610,197
ON Semiconductor Corp.(a)	166,290	1,373,555
Skyworks Solutions, Inc.(a)	78,830	2,139,446
Teradyne, Inc.(a)	115,480	1,987,411
		7,110,609

Software – 3.5%
Informatica Corp. (a)	69,850	3,214,497
Nuance Communications, Inc.(a)	91,700	2,241,148
		5,455,645

Specialty Retail – 11.4%
American Eagle Outfitters, Inc.	157,960	2,844,859
Foot Locker, Inc.	159,820	4,888,894
O’Reilly Automotive, Inc.(a)	35,050	3,696,373
Signet Jewelers Ltd.	65,940	3,215,894
Williams-Sonoma, Inc.	76,020	2,941,214
		17,587,234

Textiles, Apparel & Luxury Goods – 0.4%
Michael Kors Holdings Ltd.(a)	15,130	690,987

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Common Stocks, continued
	Shares	Value ($)
Trading Companies & Distributors – 3.7%
United Rentals, Inc.(a)	66,640	3,110,755
WESCO International, Inc.(a)	39,430	2,617,758
		5,728,513

Wireless Telecommunication Services – 0.3%
NII Holdings, Inc.(a)	33,420	467,713

TOTAL COMMON STOCKS
(COST $123,944,145)		148,468,463

Investment Company – 4.0%
Northern Institutional Government Select
Portfolio, Institutional Shares, 0.01%(b)	6,231,280	6,231,280
TOTAL INVESTMENT COMPANY
(COST $6,231,280)		6,231,280
TOTAL INVESTMENTS SECURITIES
(COST $130,175,425) — 99.9%		154,699,743

Percentages indicated are based on net assets of $154,887,989.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.

ADR American Depositary Receipt

38 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2012 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$93,029,807	$154,699,743
Dividends receivable	33,302	28,118
Receivable for investments sold	1,121,664	2,205,972
Prepaid expenses and other assets	155	236
Total Assets	94,184,928	156,934,069

Liabilities:
Payable for investments purchased	776,258	1,934,711
Accrued expenses and other liabilities:
Investment Management	50,282	100,860
Administration	2,558	4,206
Custodian	60	101
Trustee	149	78
Other	10,859	6,124
Total Liabilities	840,166	2,046,080

Applicable to investors’ beneficial interest	$93,344,762	$154,887,989
Total Investments, at cost	$71,514,505	$130,175,425

See notes to financial statements.	HSBC PORTFOLIOS 39

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2012 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$420,021	$493,142
Total Investment Income	420,021	493,142

Expenses:
Investment Management	270,926	592,358
Administration	14,011	22,186
Accounting	22,145	22,058
Compliance Service	415	614
Custodian	8,162	12,819
Printing	1,307	1,909
Professional	5,306	7,485
Trustee	1,353	1,975
Other	4,022	5,383
Total Expenses	327,647	666,787

Net Investment Income (Loss)	92,374	(173,645)

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	8,967,627	7,366,429
Change in unrealized appreciation/depreciation on investments	1,676,015	11,628,065

Net realized/unrealized gains from investments	10,643,642	18,994,494
Change In Net Assets Resulting From Operations	$10,736,016	$18,820,849

40 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$92,374	$69,416	$(173,645)	$79,759
Net realized gains (losses) from investments	8,967,627	10,568,671	7,366,429	24,005,437
Change in unrealized appreciation/depreciation
from investments	1,676,015	387,197	11,628,065	(5,303,339)
Change in net assets resulting from operations	10,736,016	11,025,284	18,820,849	18,781,857
Proceeds from contributions	6,039,296	20,411,483	11,789,218	16,493,895
Value of withdrawals	(28,719,437)	(24,898,681)	(17,046,480)	(33,352,902)
Change in net assets resulting from transactions from
investors’ beneficial interest	(22,680,141)	(4,487,198)	(5,257,262)	(16,859,007)
Change in net assets	(11,944,125)	6,538,086	13,563,587	1,922,850

Net Assets:
Beginning of period	105,288,887	98,750,801	141,324,402	139,401,552
End of period	$93,344,762	$105,288,887	$154,887,989	$141,324,402

See notes to financial statements.	HSBC PORTFOLIOS 41

HSBC PORTFOLIO

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratio/Supplementary Data
						Ratios of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return(a)		(000’s)	Assets(b)	Assets(b)	Reductions)(b)	Turnover(a)
GROWTH PORTFOLIO
Year Ended October 31, 2007	31.11%		$89,686	0.62%	0.45%	0.62%	57%
Year Ended October 31, 2008	(37.75	)%(c)	81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%
Six Months Ended April 30, 2012 (Unaudited)	12.80%		93,345	0.70%	0.20%	0.70%	20%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2007	30.54%		$224,268	0.91%	(0.55)%	0.91%	69%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%
Six Months Ended April 30, 2012 (Unaudited)	13.71%		154,888	0.90%	(0.23)%	0.90%	32%

(a)	Not annualized for period less than one year.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

42 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited)

1. Organization:

     The HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

Portfolio	Short Name
HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio)	Growth Portfolio
HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio)	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board’’) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes HSBC Advisor Funds Trust and HSBC Funds (formerly, HSBC Investor Funds) collectively (the “Trusts’’). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

     For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2012 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	90,588,920	—	—	90,588,920
Investment Company	2,440,887	—	—	2,440,887
Total Investment Securities	93,029,807	—	—	93,029,807
Opportunity Portfolio
Investment Securities:
Common Stocks (a)	148,468,463	—	—	148,468,463
Investment Company	6,231,280	—	—	6,231,280
Total Investment Securities	154,699,743	—	—	154,699,743
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

     The Portfolio Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of April 30, 2012 from the valuation input levels used on October 31, 2011.

     In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU No. 2011-04 will have no effect on each Portfolio’s net assets. At this time, management is evaluating the impact of ASU No. 2011-04 on the financial statement disclosures.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow’’) and Westfield Capital Management Company, L.P. (“Westfield’’) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, and are paid for their services directly by the respective Portfolios.

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________
*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

     Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $140,088 for the period ended April 30, 2012, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Committee, who receives a retainer of $6,000. The Trusts also pay Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2012 were as follows:

Portfolio Name	Purchases	Sales
Growth Portfolio	$18,837,965	$40,532,187
Opportunity Portfolio	46,007,974	51,825,486

     For the period ended April 30, 2012, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	68,243,244	25,426,536	(639,973)	24,786,563
Opportunity Portfolio	132,084,921	29,229,252	(6,614,430)	22,614,822
____________________
* The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC PORTFOLIOS       47

HSBC PORTFOLIOS

Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds), HSBC Advisor Funds Trust and HSBC Portfolios (formerly, HSBC Investor Portfolios) (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2012 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person on December 15-16, 2011 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 29 and December 15, 2011 to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     On November 29, 2011, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Administration Agreement; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; (iii) the fees and performance record of the Funds that are money market funds (“Money Market Funds”); and (iv) compliance matters. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to other accounts managed by the Adviser and pricing information regarding certain Funds, among other matters. The Contracts Committee also convened on December 15, 2011 to discuss, among other things: (i) the Adviser’s investment advisory arrangements with respect to the Aggressive Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, and Moderate Strategy Fund (collectively, the “World Selection Funds”); (ii) the HSBC U.S. Treasury Money Market Fund (formerly, HSBC Investor U.S. Treasury Money Market Fund); (iii) certain subadvisory fee breakpoints; (iv) services provided to the Funds under the Ancillary Agreements; and (v) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 29, 2011 Contracts Committee meeting. Following the December 15, 2011 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 15-16, 2011, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

48      HSBC PORTFOLIOS

HSBC PORTFOLIOS

Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the emerging markets debt Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets; (iv) the liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees considered the relative underperformance of the World Selection Funds in light of data provided by Lipper Inc., and representations by the Adviser regarding market factors that contributed to the relative underperformance, as well as their investment outlook. In the context of the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio), the Independent Trustees favorably noted the consistent performance record of the Portfolio. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

HSBC PORTFOLIOS       49

HSBC PORTFOLIOS

Investment Adviser Contract Approval (continued)

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the subadvisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

50       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Growth Portfolio	$1,000.00	$1,128.00	$3.70	0.70%
Opportunity Portfolio	1,000.00	1,137.10	4.78	0.90%
____________________

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Growth Portfolio	$1,000.00	$1,021.38	$3.52	0.70%
Opportunity Portfolio	1,000.00	1,020.39	4.52	0.90%
____________________

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC PORTFOLIOS       51

     Other Information:

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

52       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
       HSBC Growth Portfolio
       Winslow Capital Management, Inc.
       4720 IDS Tower
       80 South Eighth Street
       Minneapolis, MN 55402

       HSBC Opportunity Portfolio
       Westfield Capital Management Company, L.P.
       One Financial Center
       Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
       For HSBC Bank USA, N.A. and
       HSBC Securities (USA) Inc. Clients
       HSBC Bank USA, N.A.
       452 Fifth Avenue
       New York, NY 10018
       1-888-525-5757

       For All Other Shareholders
       HSBC Funds
       P.O. Box 182845
       Columbus, OH 43218
       1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SAR-RTL-0612	6/12

HSBC Global Asset Management (USA) Inc. April 30, 2012
HSBC World Selection Funds
Semi-Annual Report
	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Semi-Annual Report - April 30, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	6
Commentary From the Investment Manager	7
Portfolio Reviews	8
Schedules of Portfolio Investments
Aggressive Strategy Fund	18
Balanced Strategy Fund	19
Moderate Strategy Fund	20
Conservative Strategy Fund	21
Income Strategy Fund	22
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	32
Notes to Financial Statements	37
Investment Adviser Contract Approval	45
Table of Shareholder Expenses	49

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	52
HSBC Opportunity Portfolio	54
Statements of Assets and Liabilities	56
Statements of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	59
Notes to Financial Statements	60
Investment Adviser Contract Approval	65
Table of Shareholder Expenses	68
Other Information	69

Glossary of Terms

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 11, 2012

To Our Investors:

Investors today face a number of troubling macroeconomic issues, including a U.S. economy still struggling to recover from the widespread global downturn that began more than four years ago. Despite modest improvements in certain areas, such as the housing market and corporate profits, the economy still faced major headwinds, particularly from continued weakness in the U.S. job market. A lack of clarity on the economic outlook has led to considerable volatility in the markets: Stocks seem to rally strongly one week only to falter and shed those gains the following week. Meanwhile, conservative assets such as Treasury and money market securities have seen yields fall to historically low levels. These low yields are due in part to Federal Reserve actions designed to keep interest rates low in hopes of jumpstarting the economy.

Europe’s debt woes also are a significant source of worry for investors today. Concerns are mounting that efforts by the European Central Bank and eurozone governments to rein in the region’s debt crisis have been insufficient, and that the specter of economic recession and even default continues to loom over the region. Meanwhile governments in Europe face pressures to address their debt issues while curbing spending. It is unclear how the European debt crisis will play out, but we expect that it may take several years for these issues to unwind.

We are keeping a close watch on potential regulatory changes in the money markets. In response to a period of market illiquidity and disruptions in 2008, the U.S. Securities and Exchange Commission has engaged in an ongoing examination of the money market fund model to determine whether changes are needed. That initiative led to rule changes in 2010, and the possibility of more changes to protect money market funds from the risk of broad-based, large-scale redemptions. Two options under consideration would impose capital requirements and limitations or fees on redemptions, among other restrictions.

The money market fund industry has expressed concerns with these proposals, and it appears that there is insufficient support for additional money market fund reforms among the five SEC commissioners. However, there is the possibility that the Financial Stability Oversight Council (FSOC) may intervene in the matter if the SEC does not adopt additional reforms. Federal Reserve Bank Chairman Ben Bernanke, who is a member of the FSOC, recently expressed his support for increased regulation of money market funds.

At this point, it is not possible to predict where this debate will end and what reform, if any, will ultimately be adopted. We will continue to monitor reform proposals as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

Assets in our money market funds continue to decline due in large part to the historically low yields available in the money markets. HSBC Global Asset Management (USA) Inc., the Funds’ investment advisor, along with the Funds’ other service providers provided yield support of approximately $9.9 million, during the six months’ ended April 30, 2012, to the HSBC Money Market Funds.

4       HSBC FAMILY OF FUNDS

Chairman’s Message (continued)

We are pleased to introduce two new funds in this semi-annual report. The HSBC World Selection Income Strategy Fund and the HSBC Total Return Fund. The Income Strategy Fund seeks to provide current income by investing primarily in underlying funds by utilizing a “fund of funds” structure. The Total Return Fund seeks to maximize total return which is comprised of capital appreciation and income. The Fund seeks to achieve its investment objective by investing its assets in issuers that are economically tied to emerging market countries.

During the period, due to small asset bases and dwindling investor demand, we liquidated the HSBC Investor Value Fund, the HSBC Investor International Equity and the HSBC Investor Overseas Equity Fund. We continue to review the fund offerings of the HSBC Fund Family to meet the needs of our clients.

Cordially,
Michael Seely

Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722 or visit or www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC FAMILY OF FUNDS       5

President’s Message

Dear Shareholder,

Welcome to the HSBC Funds semi-annual report, covering the period between November 1, 2011 and April 30, 2012. This report offers detailed information about your Funds’ investment results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary may also be accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On March 20 of this year we launched the World Selection Income Strategy Fund. This Fund adds an income-oriented strategy to the World Selection suite of funds, which includes the Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy Funds.

On March 30, we also launched the HSBC Total Return Fund. The launch of this fund further expands on our offerings in the emerging markets – one of HSBC’s core strengths. The Total Return Fund joins the Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, and the Frontier Markets Fund as our initial fund offerings in this exciting segment of the investment market

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family on long-term investment solutions to assist our customers in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti

President

6       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review
The global economy’s recovery from a historic downturn regained momentum during the six-month period between November 1, 2011 and April 30, 2012 after slowing throughout much of 2011. Moderate economic growth was fueled by increased consumer confidence, improved U.S. economic data, continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s pledge to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

As the period began, ongoing concerns about the eurozone debt crisis continued to fuel fears of a new global recession. However, financial markets underwent a significant shift from the volatile and bearish events of the previous six months. Fears about Europe began to subside somewhat during the first months of 2012, due in part to efforts by the European Central Bank (ECB) to stabilize the region’s banking system through infusions of capital. Meanwhile, moderate economic growth in the U.S. and, although slowing, still relatively strong growth in emerging markets helped assuage fears of a global economic downturn.

The ECB efforts to stem a liquidity crisis in European nations during the period helped alleviate fears of deepening credit problems in the eurozone. In December, the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March began making similar loans from an even larger pool of funds. The LTRO appeared to stabilize financial markets in the short term, but significant uncertainties remained regarding the long-term prospects of peripheral European economies to regain their competitiveness and avoid the threat of defaults. The ability of countries such as Italy, Greece and Spain to regain the confidence of the markets remained in doubt, and the long-term impact of austerity programs on economic growth also raised concerns.

Growth remained robust in many emerging economies during the period, and inflation, which had been a significant concern in previous months, eased in some nations. Economic growth in China slowed due to declining exports and industrial production as well as low levels of lending. But most signs indicated that robust domestic demand would prevent a “hard landing” for the Chinese economy. Oil prices eased somewhat during the period.

U.S. Gross Domestic Product (“GDP”)1 grew at 3.0% during the fourth quarter of 2011, a significant increase from the previous quarter. A preliminary estimate puts GDP during the first quarter at 1.9%. Job creation was robust during much of the period, and jobless claims continued a generally downward trend. However, unemployment remained relatively high. The housing market showed signs of improvement. Home sales began to stabilize and inventories began to decrease. Meanwhile, encouraging economic data bolstered the recovery. Reports showed that motor vehicle sales were strong, U.S. exports had accelerated and industrial production had increased.

Market Review
The period began with the final stretch of a sell-off in U.S. equity markets that had begun in mid-summer. After bottoming out in late November, equities changed direction with a strong rally that persisted through the duration of the period. Equities’ strong performance during the period was supported by increased optimism that the U.S. would avoid a “double dip” recession—a threat that preoccupied investors in 2011. During the period, stocks in cyclical sectors tended to perform best, while more defensive sectors lagged behind.

Stocks in other developed economies rose, too. Japanese equities performed especially well due to a strong economic rebound during the first quarter of 2012. European stocks made gains, but lagged behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 12.77% for the six months ended April 2012. The MSCI EAFE Index1 of developed foreign markets returned 2.71% for the period as a whole, while the MSCI EM Index1 returned 4.02%.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment grade corporate bonds showed strength, as investors sought additional yield in a low interest rate environment. High-yield bonds performed especially well as their yield spread over U.S. Treasuries declined during the period. Fixed-income markets in emerging economies performed well, as investors became more confident in the credit worthiness of emerging nations and were attracted to the additional yield of such securities. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 2.44% for the six months ended April 30, 2012, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 6.91%.

1 For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns
Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 7.80% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2012. That compared to the 12.77%, 2.71%, 2.44%, 6.45% and 0.02% total returns for the Fund’s benchmarks the S&P 500 Index1, MSCI EAFE Index1, Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch U.S. High Yield Master II Index1 and the Citigroup U.S. Domestic 3-Month Treasury Bill Index1, respectively. The Fund’s primary performance benchmark is the S&P 500 Index.

Portfolio Performance
The World Selection Funds aim to provide superior risk adjusted returns relative to a single asset class investment over the long term. The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving this objective. Each World Selection Fund has a strategic asset allocation, which represents a carefully constructed blend of asset classes, regions, and currencies to meet the longer-term investment goals.

All major equity markets posted overall positive returns during the six-month period ended April 2012. After a volatile fourth quarter in 2011, investors were compensated with strong returns in riskier asset classes during January and February 2012. These returns were driven mainly by better-than-expected economic data from developed markets and efforts by eurozone governments and the European Central Bank to address the European debt crisis. Against this backdrop, investor sentiment improved and equity market volatility returned to levels more in line with the period before the global financial crisis.

The Fund performed well in that environment, and benefited in particular from its strategic allocation to riskier asset classes such as equities and global high-yield bonds during the period. Within the Fund’s equity portfolio, we favored emerging market equities over their developed market equivalents. We believed such equities offered attractive valuations and a more robust macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds, and in particular global high-yield bonds. We believed such investments offered better total return potential than other options in the fixed-income market.*

During the period the Fund benefited from its exposure to alternative asset classes such as commodities and private equity.*

*  Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[4]
	Inception	Six	1	5	Since
As of April 30, 2012	Date	Months*	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	2.41	-10.47	-1.08	3.95		2.19	1.88
Aggressive Strategy Fund Class B2	2/9/05	3.30	-10.23	-0.81	4.07		2.94	2.63
Aggressive Strategy Fund Class C3	6/9/05	6.27	-7.48	-0.80	4.11		2.94	2.63
S&P 500 Index[5]	—	12.77	4.76	1.01	4.37	[6]	N/A	N/A
MSCI EAFE Index[5]	—	2.71	-12.38	-4.25	3.56	[6]	N/A	N/A
Barclays Capital U.S. Aggregate Bond Index[5]	—	2.44	7.54	6.37	5.43	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	6.45	5.15	7.77	7.81	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	1.03	1.99	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.
[5]	For additional information, please refer to the Glossary of Terms.
[6]	Return for the period February 9, 2005 to April 30, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)

Balanced Strategy Fund (Class A Shares, Class B Shares and Class C Shares) by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns
Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 6.71% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2012. That compared to the 12.77%, 2.71%, 2.44%, 6.45% and 0.02% total returns for the Fund’s benchmarks the S&P 500 Index1, MSCI EAFE Index1, Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch U.S. High Yield Master II Index1 and the Citigroup U.S. Domestic 3-Month Treasury Bill Index1, respectively. The Fund’s primary performance benchmark is the S&P 500 Index.

Portfolio Performance
The World Selection Funds aim to provide superior risk adjusted returns relative to a single asset class investment over the long term. The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving this objective. Each World Selection Fund has a strategic asset allocation, which represents a carefully constructed blend of asset classes, regions, and currencies to meet the longer-term investment goals.

All major equity markets posted overall positive returns during the six-month period ended April 2012. After a volatile fourth quarter in 2011, investors were compensated with strong returns in riskier asset classes during January and February 2012. These returns were driven mainly by better-than-expected economic data from developed markets and efforts by eurozone governments and the European Central Bank to address the European debt crisis. Against this backdrop, investor sentiment improved and equity market volatility returned to levels more in line with the period before the global financial crisis.

The Fund performed well in that environment, and benefited in particular from its strategic allocation to riskier asset classes such as equities and global high-yield bonds during the period. Within the Fund’s equity portfolio, we favored emerging market equities over their developed market equivalents. We believed such equities offered attractive valuations and a more robust macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds, and in particular global high-yield bonds. We believed such investments offered better total return potential than other options in the fixed-income market.*

During the period the Fund benefited from its exposure to alternative asset classes such as commodities and private equity.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Balanced Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[4]
	Inception	Six	1	5	Since
As of April 30, 2012	Date	Months*	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	1.33	-7.87	0.15	4.51		1.79	1.79
Balanced Strategy Fund Class B2	2/1/05	2.30	-7.48	0.44	4.75		2.54	2.54
Balanced Strategy Fund Class C3	4/27/05	5.40	-4.62	0.45	4.85		2.54	2.54
S&P 500 Index[5]	—	12.77	4.76	1.01	4.40	[6]	N/A	N/A
MSCI EAFE Index[5]	—	2.71	-12.38	-4.25	3.54	[6]	N/A	N/A
Barclays Capital U.S. Aggregate Bond Index[5]	—	2.44	7.54	6.37	5.52	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	6.45	5.15	7.77	7.92	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	1.03	1.98	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.
[5]	For additional information, please refer to the Glossary of Terms.
[6]	Return for the period February 1, 2005 to April 30, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)

Moderate Strategy Fund (Class A Shares, Class B Shares and Class C Shares) by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns
Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 5.81% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2012. That compared to the 12.77%, 2.71%, 2.44%, 6.45% and 0.02% total returns for the Fund’s benchmarks the S&P 500 Index1, MSCI EAFE Index1, Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch U.S. High Yield Master II Index1 and the Citigroup U.S. Domestic 3-Month Treasury Bill Index1, respectively. The Fund’s primary performance benchmark is the S&P 500 Index.

Portfolio Performance
The World Selection Funds aim to provide superior risk adjusted returns relative to a single asset class investment over the long term. The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving this objective. Each World Selection Fund has a strategic asset allocation, which represents a carefully constructed blend of asset classes, regions, and currencies to meet the longer-term investment goals.

All major equity markets posted overall positive returns during the six-month period ended April 2012. After a volatile fourth quarter in 2011, investors were compensated with strong returns in riskier asset classes during January and February 2012. These returns were driven mainly by better-than-expected economic data from developed markets and efforts by eurozone governments and the European Central Bank to address the European debt crisis. Against this backdrop, investor sentiment improved and equity market volatility returned to levels more in line with the period before the global financial crisis.

The Fund performed well in that environment, and benefited in particular from its strategic allocation to riskier asset classes such as equities and global high-yield bonds during the period. Within the Fund’s equity portfolio, we favored emerging market equities over their developed market equivalents. We believed such equities offered attractive valuations and a more robust macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds, and in particular global high-yield bonds. We believed such investments offered better total return potential than other options in the fixed-income market.*

During the period the Fund benefited from its exposure to alternative asset classes such as commodities and private equity.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Moderate Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[4]
	Inception	Six	1	5	Since
As of April 30, 2012	Date	Months*	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	0.56	-6.15	0.97	4.22		1.80	1.80
Moderate Strategy Fund Class B2	2/1/05	1.34	-5.83	1.25	4.40		2.55	2.55
Moderate Strategy Fund Class C3	6/9/05	4.40	-2.92	1.25	4.16		2.55	2.55
S&P 500 Index[5]	—	12.77	4.76	1.01	4.40	[6]	N/A	N/A
MSCI EAFE Index[5]	—	2.71	-12.38	-4.25	3.54	[6]	N/A	N/A
Barclays Capital U.S. Aggregate Bond Index[5]	—	2.44	7.54	6.37	5.52	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	6.45	5.15	7.77	7.92	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	1.03	1.98	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.
[5]	For additional information, please refer to Glossary of Terms.
[6]	Return for the period February 1, 2005 to April 30, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 13

Portfolio Reviews (Unaudited)

Conservative Strategy Fund (Class A Shares, Class B Shares and Class C Shares) by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns
Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 4.89% (without sales charge) for the Class A Shares for the six-month period ended April 30, 2012. That compared to the 12.77%, 2.71%, 2.44%, 6.45% and 0.02% total returns for the Fund’s benchmarks the S&P 500 Index1, MSCI EAFE Index1, Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch U.S. High Yield Master II Index1 and the Citigroup U.S. Domestic 3-Month Treasury Bill Index1, respectively. The Fund’s primary performance benchmark is the S&P 500 Index.

Portfolio Performance
The World Selection Funds aim to provide superior risk adjusted returns relative to a single asset class investment over the long term. The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving this objective. Each World Selection Fund has a strategic asset allocation, which represents a carefully constructed blend of asset classes, regions, and currencies to meet the longer-term investment goals.

All major equity markets posted overall positive returns during the six-month period ended April 2012. After a volatile fourth quarter in 2011, investors were compensated with strong returns in riskier asset classes during January and February 2012. These returns were driven mainly by better-than-expected economic data from developed markets and efforts by eurozone governments and the European Central Bank to address the European debt crisis. Against this backdrop, investor sentiment improved and equity market volatility returned to levels more in line with the period before the global financial crisis.

The Fund performed well in that environment, and benefited in particular from its strategic allocation to riskier asset classes such as equities and global high-yield bonds during the period. Within the Fund’s equity portfolio, we favored emerging market equities over their developed market equivalents. We believed such equities offered attractive valuations and a more robust macroeconomic picture.

Within the Fund’s fixed-income segment, we favored corporate bonds, and in particular global high-yield bonds. We believed such investments offered better total return potential than other options in the fixed-income market.*

During the period the Fund benefited from its exposure to alternative asset classes such as commodities and private equity.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Conservative Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[4]
	Inception	Six	1	5	Since
As of April 30, 2012	Date	Months*	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	-0.39	-4.00	1.57	3.81		1.95	1.95
Conservative Strategy Fund Class B2	2/17/05	0.48	-3.64	1.88	3.85		2.70	2.70
Conservative Strategy Fund Class C3	4/19/05	3.51	-0.75	1.95	4.18		2.70	2.70
S&P 500 Index[5]	—	12.77	4.76	1.01	4.27	[6]	N/A	N/A
MSCI EAFE Index[5]	—	2.71	-12.38	-4.25	3.21	[6]	N/A	N/A
Barclays Capital U.S. Aggregate Bond Index[5]	—	2.44	7.54	6.37	5.55	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	6.45	5.15	7.77	7.80	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.04	1.03	2.00	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.
[5]	For additional information, please refer to the Glossary of Terms.
[6]	Return for the period February 17, 2005 to April 30, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews (Unaudited)

HSBC Income Strategy Fund (Class A Shares, Class B Shares and Class C Shares) Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns
Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

16 HSBC FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*–as of April 30, 2012
HSBC World Selection Funds (Unaudited)

Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	58.6
International Equities	25.3
Fixed Income	10.6
Alternatives	5.3
Cash	0.2
Total	100.0

Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	42.4
International Equities	24.3
Fixed income	22.2
Alternatives	10.7
Cash	0.4
Total	100.0

Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	36.2
Domestic Equities	28.5
International Equities	22.6
Alternatives	11.1
Cash	1.6
Total	100.0

Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	54.1
Domestic Equities	17.6
International Equities	16.4
Alternatives	10.2
Cash	1.7
Total	100.0

Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	72.7
International Equities	15.2
Domestic Equities	9.5
Alternatives	1.5
Cash	1.1
Total	100.0

HSBC Portfolios

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value(%)
Computers & Peripherals	9.7
Software	7.3
Internet Software & Services	7.0
IT Services	6.5
Machinery	5.5
Internet & Catalog Retail	4.9
Hotels, Restaurants & Leisure	4.7
Health Care Providers & Services	4.6
Textiles, Apparel & Luxury Goods	4.0
Oil, Gas & Consumable Fuels	3.5
Communications Equipment	3.4
Road & Rail	3.4
Chemicals	3.3
Capital Markets	3.3
Aerospace & Defense	2.8
Diversified Financial Services	2.8
Biotechnology	2.7
Investment Companies	2.6
Energy Equipment & Services	2.6
Food & Staples Retailing	2.4
Health Care Equipment & Supplies	2.3
Pharmaceuticals	1.8
Real Estate Investment Trusts (REITs)	1.7
Specialty Retail	1.5
Construction & Engineering	1.3
Auto Components	1.2
Personal Products	0.8
Health Care Technology	0.7
Semiconductors & Semiconductor Equipment	0.7
Media	0.5
Metals & Mining	0.4
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value(%)
Specialty Retail	11.4
Machinery	7.4
Road & Rail	5.6
Oil, Gas & Consumable Fuels	5.4
IT Services	5.2
Health Care Equipment & Supplies	4.6
Semiconductors & Semiconductor Equipment	4.6
Aerospace & Defense	4.3
Investment Companies	4.0
Containers & Packaging	3.7
Trading Companies & Distributors	3.7
Software	3.5
Chemicals	3.5
Commercial Banks	3.1
Energy Equipment & Services	3.1
Capital Markets	2.9
Electrical Equipment	2.7
Food Products	2.7
Pharmaceuticals	2.3
Health Care Providers & Services	2.2
Life Sciences Tools & Services	2.0
Professional Services	2.0
Insurance	2.0
Commercial Services & Supplies	1.8
Real Estate Management & Development	1.7
Communications Equipment	1.6
Diversified Financial Services	1.2
Personal Products	1.2
Textiles, Apparel & Luxury Goods	0.4
Wireless Telecommunication Services	0.3
Total	100.0
____________________

*	Portfolio composition is subject to change.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

AGGRESSIVE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Affiliated Investment Company—0.1%
	Shares	Value($)
HSBC Prime Money Market
Fund, Class I Shares, 0.17%(a)	27,119	27,119
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $27,119)		27,119

Affiliated Portfolios—18.9%
HSBC Growth Portfolio		2,742,277
HSBC Opportunity Portfolio		758,343
TOTAL AFFILIATED
PORTFOLIOS		3,500,620

Unaffiliated Investment Companies—56.2%
Artisan Value Fund, Class IV Shares	110,543	1,223,710
Brown Advisory Growth Equity Fund,
Institutional Shares	20,514	305,447
Columbia High Yield Bond Fund,
Class Z Shares	297,340	844,445
CRM Small/Mid Cap Value Fund,
Institutional Shares	50,870	758,469
Delaware Emerging Markets Fund,
Class I Shares	72,132	986,050
Dreyfus Global Real Estate Securities Fund,
Class I Shares	5,588	43,308
EII Global Property Fund,
Institutional Shares	4,143	64,552
Janus Flexible Bond Fund,
Institutional Shares	3,873	41,717
JPMorgan Equity Income Fund,
Class I Shares	178,218	1,821,392
JPMorgan High Yield Fund,
Select Shares	106,425	842,888
Lord Abbett Core Fixed Income Fund,
Institutional Shares	5,219	58,291
Lord Abbett International Core Equity Trust,
Class I Shares	171,051	1,975,639
Metropolitan West Total Return Bond Fund,
Institutional Shares	3,925	41,647
Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(a)	9,270	9,270
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	10,482	70,545
PIMCO Total Return Fund,
Institutional Shares	6,934	77,798
T. Rowe Price New Income Fund,
Retail Shares	5,960	58,234
Trilogy Emerging Markets Equity Fund,
Institutional Shares	137,969	1,219,643
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $10,148,942)		10,443,045

Exchange Traded Funds—24.8%
iShares MSCI Emeging Markets
Index Fund	11,369	479,772
PowerShares Global Listed Private
Equity Portfolio ETF	92,687	858,282
SPDR S&P 500 ETF Trust	23,348	3,263,350
TOTAL EXCHANGE TRADED
FUND (COST $4,559,187)		4,601,404
TOTAL INVESTMENT
SECURITIES—100.0%		18,572,188
____________________

Percentages indicated are based on net assets of $18,572,627.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.

ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Affiliated Investment Companies—8.1%
	Shares	Value($)
HSBC Emerging Markets Debt Fund,
Class I Shares	397,488	4,265,046
HSBC Prime Money Market Fund,
Class I Shares, 0.17%(a)	141,894	141,894
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $4,257,664)		4,406,940

Affiliated Portfolios—13.8%
HSBC Growth Portfolio		5,901,071
HSBC Opportunity Portfolio		1,635,937
TOTAL AFFILIATED
PORTFOLIOS		7,537,008

Unaffiliated Investment Companies—57.1%
Artisan Value Fund, Class IV Shares	235,561	2,607,656
Brown Advisory Growth Equity Fund,
Institutional Shares	44,000	655,157
Columbia High Yield Bond Fund,
Class Z Shares	1,265,554	3,594,174
CRM Small/Mid Cap Value Fund,
Institutional Shares	108,794	1,622,115
Delaware Emerging Markets Fund,
Class I Shares	111,018	1,517,614
Dreyfus Global Real Estate Securities Fund,
Class I Shares	52,387	406,002
EII Global Property Fund,
Institutional Shares	37,959	591,407
Janus Flexible Bond Fund,
Institutional Shares	53,451	575,672
JPMorgan Equity Income Fund,
Class I Shares	380,895	3,892,751
JPMorgan High Yield Fund,
Select Shares	453,066	3,588,284
Lord Abbett Core Fixed Income Fund,
Institutional Shares	72,011	804,365
Lord Abbett International Core Equity Trust,
Class I Shares	315,074	3,639,108
Metropolitan West Total Return Bond Fund,
Institutional Shares	54,158	574,615
Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(a)	59,877	59,878
PIMCO Commodity RealReturn Strategy
Fund, Institutional Shares	508,012	3,418,919
PIMCO Total Return Fund,
Institutional Shares	95,667	1,073,379
T. Rowe Price New Income Fund,
Retail Shares	82,240	803,487
Trilogy Emerging Markets Equity Fund,
Institutional Shares	206,543	1,825,836
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $31,284,138)		31,250,419

Exchange Traded Funds—21.2%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	9,631	1,121,819
iShares MSCI Emerging Markets
Index Fund	39,022	1,646,728
PowerShares Global Listed Private
Equity Portfolio ETF	197,878	1,832,350
SPDR S&P 500 ETF Trust	49,997	6,988,081
TOTAL EXCHANGE TRADED
FUND (COST $11,420,662)		11,588,978
TOTAL INVESTMENT
SECURITIES—100.2%		54,783,345
____________________

Percentages indicated are based on net assets of $54,684,554.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

MODERATE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Affiliated Investment Companies—10.5%
	Shares	Value($)
HSBC Emerging Markets Debt Fund,
Class I Shares	397,325	4,263,300
HSBC Prime Money Market Fund,
Class I Shares, 0.17%(a)	767,369	767,369
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $4,843,500)		5,030,669

Affiliated Portfolios—9.1%
HSBC Growth Portfolio		3,423,757
HSBC Opportunity Portfolio		949,066
TOTAL AFFILIATED
PORTFOLIOS		4,372,823

Unaffiliated Investment Companies—66.1%
Artisan Value Fund, Class IV Shares	140,168	1,551,658
ASG Global Alternatives Fund,
Class Y Shares	33,334	354,677
Brown Advisory Growth Equity Fund,
Institutional Shares	25,991	387,012
Columbia High Yield Bond Fund,
Class Z Shares	1,095,890	3,112,328
CRM Small/Mid Cap Value Fund,
Institutional Shares	65,336	974,163
Delaware Emerging Markets Fund,
Class I Shares	69,049	943,902
Dreyfus Global Real Estate Securities Fund,
Class I Shares	43,355	336,001
EII Global Property Fund,
Institutional Shares	29,983	467,135
Janus Flexible Bond Fund,
Institutional Shares	145,218	1,563,994
JPMorgan Equity Income Fund,
Class I Shares	232,644	2,377,617
JPMorgan High Yield Fund,
Select Shares	392,344	3,107,362
Lord Abbett Core Fixed Income Fund,
Institutional Shares	195,639	2,185,289
Lord Abbett International Core Equity Trust,
Class I Shares	273,582	3,159,872
Metropolitan West Total Return Bond Fund,
Institutional Shares	147,134	1,561,093
PIMCO Commodity RealReturn Strategy
Fund, Institutional Shares	519,428	3,495,751
PIMCO Total Return Fund,
Institutional Shares	259,902	2,916,096
T. Rowe Price New Income Fund,
Retail Shares	223,426	2,182,877
Trilogy Emerging Markets Equity Fund,
Institutional Shares	130,355	1,152,339
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $31,947,266)		31,829,166

Exchange Traded Funds—14.5%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	6,978	812,797
iShares MSCI Emerging Markets
Index Fund	24,471	1,032,676
PowerShares Global Listed Private
Equity Portfolio ETF	112,402	1,040,843
SPDR S&P 500 ETF Trust	29,275	4,091,767
TOTAL EXCHANGE TRADED
FUND (COST $6,842,785)		6,978,083
TOTAL INVESTMENT
SECURITIES—100.2%		48,210,741
____________________

Percentages indicated are based on net assets of $48,128,988.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Affiliated Investment Companies—10.4%
	Shares	Value($)
HSBC Emerging Markets Debt Fund,
Class I Shares	185,980	1,995,570
HSBC Prime Money Market Fund,
Class I Shares, 0.17%(a)	363,054	363,054
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $2,273,319)		2,358,624

Affiliated Portfolios—5.6%
HSBC Growth Portfolio		978,943
HSBC Opportunity Portfolio		272,621
TOTAL AFFILIATED
PORTFOLIOS		1,251,564

Unaffiliated Investment Companies—75.8%
Artisan Value Fund, Class IV Shares	39,999	442,791
ASG Global Alternatives Fund,
Class Y Shares	58,822	625,869
Brown Advisory Growth Equity Fund,
Institutional Shares	7,316	108,939
Columbia High Yield Bond Fund,
Class Z Shares	483,134	1,372,103
CRM Small/Mid Cap Value Fund,
Institutional Shares	18,478	275,500
Delaware Emerging Markets Fund,
Class I Shares	7,991	109,238
Dreyfus Global Real Estate Securities Fund,
Class I Shares	4,675	36,228
EII Global Property Fund,
Institutional Shares	3,724	58,017
Janus Flexible Bond Fund,
Institutional Shares	126,750	1,365,098
JPMorgan Equity Income Fund,
Class I Shares	66,533	679,969
JPMorgan High Yield Fund,
Select Shares	180,664	1,430,855
Lord Abbett Core Fixed Income Fund,
Institutional Shares	171,428	1,914,852
Lord Abbett International Core Equity Trust,
Class I Shares	105,670	1,220,484
Metropolitan West Total Return Bond Fund,
Institutional Shares	128,165	1,359,831
Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(a)	11,419	11,420
PIMCO Commodity RealReturn Strategy
Fund, Institutional Shares	226,635	1,525,253
PIMCO Total Return Fund,
Institutional Shares	224,028	2,513,600
T. Rowe Price New Income Fund,
Retail Shares	194,908	1,904,253
Trilogy Emerging Markets Equity Fund,
Institutional Shares	15,068	133,199
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $17,017,275)		17,087,499

Exchange Traded Funds—8.2%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	2,887	336,278
iShares MSCI Emerging Markets
Index Fund	4,884	206,105
PowerShares Global Listed Private
Equity Portfolio ETF	9,070	83,988
SPDR S&P 500 ETF Trust	8,697	1,215,579
TOTAL EXCHANGE TRADED
FUND (COST $1,774,261)		1,841,950
TOTAL INVESTMENT
SECURITIES—100.0%		22,539,637
____________________

Percentages indicated are based on net assets of $22,544,696.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

INCOME STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Affiliated Investment Companies—9.4%
	Shares	Value($)
HSBC Emerging Markets Debt Fund,
Class I Shares	516	5,541
HSBC Emerging Markets Local Debt Fund,
Class I Shares	719	7,020
HSBC Prime Money Market Fund,
Class I Shares, 0.17%(a)	1,413	1,413
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $13,886)		13,974

Unaffiliated Investment Companies—86.3%
Columbia High Yield Bond Fund,
Class Z Shares	2,418	6,868
Dreyfus Global Real Estate Securities Fund,
Class I Shares	183	1,419
EII Global Property Fund,
Institutional Shares	135	2,111
Federated Strategic Value Dividend Fund,
Institutional Shares	2,810	13,798
Janus Flexible Bond Fund,
Institutional Shares	1,247	13,433
JPMorgan High Yield Fund,
Select Shares	866	6,855
Lord Abbett Core Fixed Income Fund,
Institutional Shares	1,684	18,812
Metropolitan West Total Return Bond Fund,
Institutional Shares	1,265	13,417
Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(a)	154	154
PIMCO Total Return Fund,
Institutional Shares	2,239	25,116
T. Rowe Price International Growth &
Income Fund	642	8,071
T. Rowe Price New Income Fund,
Retail Shares	1,920	18,759
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $127,888)		128,813

Exchange Traded Fund—1.4%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	18	2,096
TOTAL EXCHANGE TRADED
FUND (COST $2,084)		2,096
TOTAL INVESTMENT
SECURITIES—97.1%		144,883
____________________

Percentages indicated are based on net assets of $149,200.
(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of April 30, 2012 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	$3,500,620	$7,537,008	$4,372,823	$1,251,564	$—
Investments in Affiliated Investment Companies, at value(a)	27,119	4,406,940	5,030,669	2,358,624	13,974
Investments in non-affiliates, at value	15,044,449	42,839,397	38,807,249	18,929,449	130,909
Total Investments	18,572,188	54,783,345	48,210,741	22,539,637	144,883
Cash	14,464	30,650	12,741	5,287	—
Income and dividends receivable	7	143	407	368	259
Receivable for capital shares issued	33,221	62,573	51,770	29,208	—
Receivable for investments sold	—	17,829	5,928	—	750
Reclaims receivable	1,213	2,352	2,235	668	—
Receivable from Investment Adviser	—	—	—	—	8,418
Prepaid expenses and other assets	13,345	12,919	15,696	10,268	—
Total Assets	18,634,438	54,909,811	48,299,518	22,585,436	154,310
Liabilities:
Payable for investments purchased	9,032	77,414	105	11,251	—
Payable for capital shares redeemed	33,565	83,106	116,781	3,000	—
Accrued expenses and other liabilities:
Investment Management	4,007	11,142	9,809	4,532	28
Administration	378	1,108	976	451	2
Distribution	5,241	15,396	14,444	7,470	8
Shareholder Servicing	3,797	11,139	9,815	4,527	28
Accounting	186	199	200	198	99
Custodian	25	61	115	148	1,207
Transfer Agent	3,610	5,121	2,086	2,692	—
Trustee	19	58	53	29	83
Other	1,951	20,513	16,146	6,442	3,655
Total Liabilities	61,811	225,257	170,530	40,740	5,110
Net Assets	$18,572,627	$54,684,554	$48,128,988	$22,544,696	$149,200

Composition of Net Assets:
Capital	17,761,946	52,883,924	47,026,916	22,025,071	147,993
Accumulated net investment income (loss)	(68,200)	(33,519)	(96,977)	(55,011)	102
Accumulated net realized gains (losses) from investments	(416,785)	(571,225)	(381,239)	(22,237)	79
Unrealized appreciation/depreciation on investments	1,295,666	2,405,374	1,580,288	596,873	1,026
Net Assets	$18,572,627	$54,684,554	$48,128,988	$22,544,696	$149,200

Net Assets:
Class A Shares	$10,057,099	$29,544,457	$24,551,126	$10,132,501	$134,284
Class B Shares	6,783,531	18,725,009	19,842,981	9,743,975	7,458
Class C Shares	1,731,997	6,415,088	3,734,881	2,668,220	7,458
	$18,572,627	$54,684,554	$48,128,988	$22,544,696	$149,200

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	787,026	2,372,160	2,099,124	902,558	13,265
Class B Shares	552,775	1,504,714	1,698,309	878,429	738
Class C Shares	141,687	514,825	328,511	233,815	738
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$12.78	$12.45	$11.70	$11.23	$10.12
Class B Shares(b)	$12.27	$12.44	$11.68	$11.09	$10.11
Class C Shares(b)	$12.22	$12.46	$11.37	$11.41	$10.11
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge))—Class A Shares	$13.45	$13.11	$12.32	$11.82	$10.62
Investments in Affiliated Investment Companies, at cost(a)	$27,119	$4,257,664	$4,843,501	$2,358,624	$13,886
Investments in non-affiliates, at cost	14,708,129	42,704,801	38,790,051	18,791,536	129,972
____________________

(a)	The investment in affiliated investment companies includes the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

24 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the six months ended April 30, 2012 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund (a)
Investment Income:
Investment income from non-affiliates	$123,413	$927,926	$993,549	$486,770	$370
Investment Income from Affiliated Portfolios(b)	42,237	92,142	58,663	16,806	—
Investment Income from Affiliated Investment Companies	—	—	—	—	33
Tax reclaims from Affiliated Portfolios(b)	(102)	(261)	(222)	(38)	—
Foreign tax withholding from Affiliated Portfolios(b)	(703)	(1,399)	(1,178)	(418)	—
Expenses from Affiliated Portfolios(b)	(3,885)	(8,258)	(5,620)	(1,717)	—
Total Investment Income (Loss)	160,960	1,010,150	1,045,192	501,403	403

Expenses:
Investment Management	41,806	108,363	85,495	34,010	31
Administration:
Class A Shares	1,640	4,524	3,472	1,262	2
Class B Shares	1,173	2,940	2,933	1,270	—
Class C Shares	329	1,042	562	359	—
Distribution:
Class B Shares	25,004	68,856	74,164	34,670	4
Class C Shares	6,817	24,117	14,068	9,614	4
Shareholder Servicing:
Class A Shares	11,780	35,454	29,473	11,598	26
Class B Shares	8,338	22,952	24,721	11,557	1
Class C Shares	2,272	8,039	4,689	3,204	1
Accounting	11,456	11,502	11,512	11,498	629
Compliance Service	73	220	197	82	29
Custodian	9,600	14,998	15,859	15,077	2,727
Printing	9,777	27,483	24,959	10,748	1,937
Professional	1,559	4,828	4,367	1,982	143
Transfer Agent	27,448	46,779	42,169	23,889	—
Trustee	241	708	630	277	83
Registration fees	10,465	9,808	10,533	7,796	1,389
Other	740	4,268	3,139	230	1,613
Total expenses before fee reductions	170,518	396,881	352,942	179,123	8,619
Fees contractually reduced by Investment Adviser	(8,321)	—	—	—	(8,418)
Net Expenses	162,197	396,881	352,942	179,123	201

Net Investment Income (Loss)	(1,237)	613,269	692,250	322,280	202

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(b)	(53,107)	75,164	(15,486)	(74,268)	79
Net realized gains (losses) from non-affiliated investment securities	74,394	387,592	449,876	136,527	—
Change in unrealized appreciation/depreciation on affiliated
investments(b)	418,473	897,984	560,008	210,896	88
Change in unrealized appreciation/depreciation on investments	883,290	1,437,586	896,641	382,383	938
Net realized/unrealized gains from investments	1,323,050	2,818,326	1,891,039	655,538	1,105
Change In Net Assets Resulting From Operations	$1,321,813	$3,431,595	$2,583,289	$977,818	$1,307
____________________

(a)	Commenced operations on March 20, 2012.
(b)	Represents amounts allocated from Affiliated Portfolios.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$(1,237)	$71,845	$613,269	$1,133,159
Net realized gains (losses) from investment	21,287	809,496	462,756	2,228,606
Change in unrealized appreciation/depreciation
on investments	1,301,763	(1,208,746)	2,355,570	(3,222,925)
Change in net assets resulting from operations	1,321,813	(327,405)	3,431,595	138,840

Dividends:
Net investment income:
Class A Shares	(77,669)	(68,444)	(912,343)	(529,559)
Class B Shares	(8,596)	(15,713)	(454,511)	(273,352)
Class C Shares	(6,139)	(3,532)	(174,260)	(57,612)
Change in net assets resulting from
shareholder dividends	(92,404)	(87,689)	(1,541,114)	(860,523)
Change in net assets resulting from
capital transactions	(507,915)	4,163,237	(693,558)	13,476,718
Change in net assets	721,494	3,748,143	1,196,923	12,755,035

Net Assets:
Beginning of period	17,851,133	14,102,990	53,487,631	40,732,596
End of period	$18,572,627	$17,851,133	$54,684,554	$53,487,631
Accumulated net investment income (loss)	$(68,200)	$25,441	$(33,519)	$894,326

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,091,236	$2,908,333	$2,786,021	$9,775,737
Dividends reinvested	76,522	67,390	896,978	519,067
Value of shares redeemed	(963,504)	(1,486,297)	(3,375,196)	(3,350,884)
Class A Shares capital transactions	204,255	1,489,426	307,803	6,943,920

Class B Shares:
Proceeds from shares issued	509,596	2,495,049	1,375,106	6,586,320
Dividends reinvested	8,454	15,477	449,537	271,439
Value of shares redeemed	(955,626)	(1,134,162)	(2,579,619)	(3,415,315)
Class B Shares capital transactions	(437,576)	1,376,364	(754,976)	3,442,444

Class C Shares:
Proceeds from shares issued	148,374	1,367,118	611,227	3,926,550
Dividends reinvested	6,111	3,495	170,621	55,493
Value of shares redeemed	(429,078)	(73,166)	(1,028,233)	(891,689)
Class C Shares capital transactions	(274,593)	1,297,447	(246,385)	3,090,354
Change in net assets resulting from
capital transactions	$(507,915)	$4,163,237	$(693,558)	$13,476,718

SHARE TRANSACTIONS:
Class A Shares:
Issued	87,657	228,057	229,550	780,155
Reinvested	6,672	5,344	78,890	42,166
Redeemed	(77,708)	(118,554)	(278,258)	(269,840)
Change in Class A Shares	16,621	114,847	30,182	552,481

Class B Shares:
Issued	42,757	203,126	112,797	523,809
Reinvested	765	1,275	39,468	22,032
Redeemed	(80,349)	(93,254)	(213,385)	(273,997)
Change in Class B Shares	(36,827)	111,147	(61,120)	271,844

Class C Shares:
Issued	12,466	109,935	50,490	311,276
Reinvested	556	288	14,967	4,490
Redeemed	(36,221)	(5,872)	(84,248)	(71,338)
Change in Class C Shares	(23,199)	104,351	(18,791)	244,428

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$692,250	$1,266,033	$322,280	$525,517
Net realized gains (losses) from investment	434,390	2,274,619	62,259	703,084
Change in unrealized appreciation/depreciation
on investments	1,456,649	(2,997,283)	593,279	(942,081)
Change in net assets resulting from operations	2,583,289	543,369	977,818	286,520

Dividends:
Net investment income:
Class A Shares	(472,793)	(817,383)	(200,567)	(330,918)
Class B Shares	(335,069)	(622,935)	(173,491)	(300,422)
Class C Shares	(65,026)	(109,972)	(46,100)	(62,316)
Change in net assets resulting from
shareholder dividends	(872,888)	(1,550,290)	(420,158)	(693,656)
Change in net assets resulting from
capital transactions	(1,481,784)	9,079,682	1,560,122	4,961,528
Change in net assets	228,617	8,072,761	2,117,782	4,554,392

Net Assets:
Beginning of period	47,900,371	39,827,610	20,426,914	15,872,522
End of period	$48,128,988	$47,900,371	$22,544,696	$20,426,914
Accumulated net investment income (loss)	$(96,977)	$83,661	$(55,011)	$42,867

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,953,541	$7,463,817	$1,795,956	$3,277,051
Dividends reinvested	467,343	808,567	190,103	315,473
Value of shares redeemed	(3,452,694)	(3,002,506)	(1,042,062)	(1,601,095)
Class A Shares capital transactions	(31,810)	5,269,878	943,997	1,991,429

Class B Shares:
Proceeds from shares issued	1,261,693	5,517,359	1,214,164	3,315,754
Dividends reinvested	329,700	614,242	164,404	292,525
Value of shares redeemed	(2,783,444)	(3,739,911)	(872,313)	(1,849,847)
Class B Shares capital transactions	(1,192,051)	2,391,690	506,255	1,758,432

Class C Shares:
Proceeds from shares issued	487,949	2,129,489	502,055	1,363,626
Dividends reinvested	64,471	108,644	43,333	61,050
Value of shares redeemed	(810,343)	(820,019)	(435,518)	(213,009)
Class C Shares capital transactions	(257,923)	1,418,114	109,870	1,211,667
Change in net assets resulting from
capital transactions	$(1,481,784)	$9,079,682	$1,560,122	$4,961,528

SHARE TRANSACTIONS:
Class A Shares:
Issued	258,288	639,024	162,926	291,544
Reinvested	42,537	70,518	17,722	28,698
Redeemed	(303,088)	(256,954)	(95,239)	(143,569)
Change in Class A Shares	(2,263)	452,588	85,409	176,673

Class B Shares:
Issued	110,335	469,305	111,729	298,990
Reinvested	30,201	53,442	15,550	26,862
Redeemed	(244,353)	(322,256)	(79,985)	(166,957)
Change in Class B Shares	(103,817)	200,491	47,294	158,895

Class C Shares:
Issued	43,635	186,946	44,950	119,890
Reinvested	6,069	9,716	3,987	5,467
Redeemed	(72,686)	(72,771)	(38,600)	(18,682)
Change in Class C Shares	(22,982)	123,891	10,337	106,675

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

HSBC WORLD SELECTION OF FUNDS

Statement of Changes in Net Assets (continued)

Income Strategy Fund
For the
period ended
April 30, 2012 (a)
(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$202
Net realized gains (losses) from investment	79
Change in unrealized appreciation/depreciation from investments	1,026
Change in net assets resulting from operations	1,307

Dividends:
Net investment income:
Class A Shares	(96)
Class B Shares	(2)
Class C Shares	(2)
Change in net assets resulting from shareholder dividends	(100)
Change in net assets resulting from capital transactions	147,993
Change in net assets	149,200

Net Assets:
Beginning of period	—
End of period	$149,200
Accumulated net investment income (loss)	$102
____________________

(a)	Commenced operations on March 20, 2012.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION OF FUNDS

Statement of Changes in Net Assets (continued)

Income Strategy Fund
For the
period ended
April 30, 2012 (a)
(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$153,880
Value of shares redeemed	(20,685)
Class A Shares capital transactions	133,195

Class B Shares:
Proceeds from shares issued	8,548
Value of shares redeemed	(1,149)
Class B Shares capital transactions	7,399

Class C Shares:
Proceeds from shares issued	8,548
Value of shares redeemed	(1,149)
Class C Shares capital transactions	7,399
Change in net assets resulting from capital transactions	$147,993

SHARE TRANSACTIONS:
Class A Shares:
Issued	15,323
Redeemed	(2,058)
Change in Class A Shares	13,265

Class B Shares:
Issued	852
Redeemed	(114)
Change in Class B Shares	738

Class C Shares:
Issued	852
Redeemed	(114)
Change in Class C Shares	738
____________________

(a)	Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

AGGRESSIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
			Net										Ratio of Net		Ratios of
			Realized and			Net							Investment		Expenses to
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Income		Average Net
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses to	(Loss) to		Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	Average Net	Average		(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets(c)	Net Assets(c)		Reductions)(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2007	$12.57	— (e)	2.98	2.98	—	—	—	$15.55	23.71%		$7,046	1.50%	(0.03)%		2.27%	46%
Year Ended October 31, 2008	15.55	0.02	(6.05)	(6.03)	—	(0.90)	(0.90)	8.62	(40.92	)%(f)	4,572	1.50%	0.13%		1.98%	72%
Year Ended October 31, 2009	8.62	0.01	1.57	1.58	—	—	—	10.20	18.33	%(g)	5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03	17.94	%(h)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(i)	9,217	1.50%	0.77%		1.61%	71%
Six Months Ended April 30, 2012
(Unaudited)	11.96	0.02	0.90	0.92	(0.10)	—	(0.10)	12.78	7.80%		10,057	1.50%	0.34%		1.58%	41%
CLASS B SHARES
Year Ended October 31, 2007	$12.44	(0.11)	2.94	2.83	—	—	—	$15.27	22.75%		$4,942	2.25%	(0.77)%		3.02%	46%
Year Ended October 31, 2008	15.27	(0.08)	(5.90)	(5.98)	—	(0.90)	(0.90)	8.39	(41.36	)%(f)	3,166	2.25%	(0.62)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.06)	1.53	1.47	—	—	—	9.86	17.52	%(g)	3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54	17.04	%(h)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (e)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(i)	6,750	2.25%	0.02%		2.36%	71%
Six Months Ended April 30, 2012
(Unaudited)	11.45	(0.02)	0.85	0.83	(0.01)	—	(0.01)	12.27	7.30%		6,784	2.25%	(0.40)%		2.33%	41%
CLASS C SHARES
Year Ended October 31, 2007	$12.41	(0.11)	2.96	2.85	—	—	—	$15.26	22.97%		$528	2.25%	(0.79)%		2.99%	46%
Year Ended October 31, 2008	15.26	(0.08)	(5.89)	(5.97)	—	(0.90)	(0.90)	8.39	(41.32	)%(f)	319	2.25%	(0.64)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.05)	1.51	1.46	—	—	—	9.85	17.40	%(g)	289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53	17.06	%(h)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (e)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(i)	1,884	2.25%	—	%(j)	2.35%	71%
Six Months Ended April 30, 2012
(Unaudited)	11.43	(0.02)	0.85	0.83	(0.04)	—	(0.04)	12.22	7.27%		1,732	2.25%	(0.39)%		2.34%	41%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the Portfolios, affiliated and unaffiliated investments companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Rounds to less than $0.005 or $(0.005).
(f)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The responding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(j)	Rounds to less than 0.005% or (0.005)%

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
			Net											Ratios of
			Realized and			Net							Ratio of Net	Expenses to
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Investment	Average Net
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses to	Income to	Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	Average Net	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets(c)	Net Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2007	$12.45	0.11	2.34	2.45	(0.08)	(0.09)	(0.17)	$14.73	19.92	%(e)	$21,352	1.50%	0.84%	1.65%	73%
Year Ended October 31, 2008	14.73	0.12	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	8.81	(36.43	)%(f)	13,908	1.50%	0.98%	1.53%	79%
Year Ended October 31, 2009	8.81	0.07	1.55	1.62	(0.09)	—	(0.09)	10.34	18.66	%(g)	15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09	17.79	%(h)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(i)	28,262	1.12%	2.60%	1.14%	74%
Six Months Ended April 30, 2012
(Unaudited)	12.07	0.16	0.61	0.77	(0.39)	—	(0.39)	12.45	6.71%		29,544	1.17%	2.65%	1.17%	35%
CLASS B SHARES
Year Ended October 31, 2007	$12.43	0.01	2.34	2.35	(0.02)	(0.09)	(0.11)	$14.67	18.98	%(e)	$13,905	2.25%	0.09%	2.40%	73%
Year Ended October 31, 2008	14.67	0.03	(5.20)	(5.17)	— (j)	(0.74)	(0.74)	8.76	(36.95	)%(f)	9,516	2.25%	0.24%	2.28%	79%
Year Ended October 31, 2009	8.76	0.01	1.55	1.56	(0.01)	—	(0.01)	10.31	17.80	%(g)	11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05	17.01	%(h)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(i)	18,799	1.87%	1.85%	1.90%	74%
Six Months Ended April 30, 2012
(Unaudited)	12.01	0.11	0.62	0.73	(0.30)	—	(0.30)	12.44	6.30%		18,725	1.92%	1.91%	1.92%	35%
CLASS C SHARES
Year Ended October 31, 2007	$12.48	0.01	2.35	2.36	(0.01)	(0.09)	(0.10)	$14.74	19.04	%(e)	$1,273	2.25%	0.07%	2.39%	73%
Year Ended October 31, 2008	14.74	0.03	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	8.80	(36.94	)%(f)	937	2.25%	0.25%	2.29%	79%
Year Ended October 31, 2009	8.80	0.01	1.55	1.56	(0.01)	—	(0.01)	10.35	17.81	%(g)	1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09	16.96	%(h)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(i)	6,427	1.87%	1.85%	1.90%	74%
Six Months Ended April 30, 2012
(Unaudited)	12.04	0.12	0.62	0.74	(0.32)	—	(0.32)	12.46	6.40%		6,415	1.92%	1.93%	1.92%	35%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)

During the year ended October 31, 2007, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2008, certain HSBC Portfolios, in which Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)	Rounds to less than $0.01 or $(0.01).

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

MODERATE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends							Ratios/Supplementary Data
			Net												Ratios of
			Realized and			Net								Ratio of Net	Expenses to
	Net Asset	Net	Unrealized			Realized						Net Assets	Ratio of Net	Investment	Average Net
	Value,	Investment	Gains	Total from	Net	Gains from	Return		Net Asset			at End of	Expenses to	Income to	Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total		Period	Average Net	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Dividends	of Period	Return(b)		(000’s)	Assets(c)	Net Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2007	$11.71	0.21	1.65	1.86	(0.20)	(0.10)	—	(0.30)	$13.27	16.12	%(e)	$20,140	1.50%	1.70%	1.60%	93%
Year Ended October 31, 2008	13.27	0.20	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	8.69	(30.65	)%(f)	14,226	1.48%	1.75%	1.48%	80%
Year Ended October 31, 2009	8.69	0.13	1.39	1.52	(0.12)	—	—	(0.12)	10.09	17.75	%(g)	15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	—	(0.24)	11.48	16.39	%(h)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29	2.19	%(i)	23,719	1.06%	3.16%	1.09%	63%
Six Months Ended April 30, 2012
(Unaudited)	11.29	0.19	0.45	0.64	(0.23)	—	—	(0.23)	11.70	5.81%		$24,551	1.14%	3.30%	1.14%	34%
CLASS B SHARES
Year Ended October 31, 2007	$11.72	0.12	1.65	1.77	(0.12)	(0.10)	—	(0.22)	$13.27	15.25	%(e)	$16,513	2.25%	0.95%	2.35%	93%
Year Ended October 31, 2008	13.27	0.11	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	8.69	(31.17	)%(f)	12,354	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.69	0.06	1.39	1.45	(0.06)	—	—	(0.06)	10.08	16.82	%(g)	14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	—	(0.17)	11.46	15.61	%(h)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28	1.51	%(i)	20,323	1.81%	2.40%	1.84%	63%
Six Months Ended April 30, 2012
(Unaudited)	11.28	0.15	0.44	0.59	(0.19)	—	—	(0.19)	11.68	5.34%		19,843	1.89%	2.59%	1.89%	34%
CLASS C SHARES
Year Ended October 31, 2007	$11.47	0.12	1.60	1.72	(0.12)	(0.10)	—	(0.22)	$12.97	15.20	%(e)	$1,766	2.25%	0.95%	2.33%	93%
Year Ended October 31, 2008	12.97	0.11	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	8.49	(31.09	)%(f)	1,408	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.49	0.06	1.35	1.41	(0.06)	—	—	(0.06)	9.84	16.75	%(g)	1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	—	(0.18)	11.18	15.55	%(h)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98	1.42	%(i)	3,859	1.81%	2.40%	1.84%	63%
Six Months Ended April 30, 2012
(Unaudited)	10.98	0.14	0.44	0.58	(0.19)	—	—	(0.19)	11.37	5.40%		3,735	1.89%	2.58%	1.90%	34%
*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)

During the year ended October 31, 2007, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

34 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
			Net											Ratios of
			Realized and			Net							Ratio of Net	Expenses to
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Investment	Average Net
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses to	Income to	Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	Average Net	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets(c)	Net Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2007	$11.11	0.29	1.03	1.32	(0.27)	(0.12)	(0.39)	$12.04	12.13	%(e)	$6,669	1.50%	2.52%	2.06%	89%
Year Ended October 31, 2008	12.04	0.24	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	8.84	(23.17	)%(f)	4,747	1.50%	2.24%	1.72%	69%
Year Ended October 31, 2009	8.84	0.14	1.16	1.30	(0.13)	—	(0.13)	10.01	14.95	%(g)	5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15	13.86	%(h)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95	2.40	%(i)	8,946	1.19%	3.21%	1.22%	54%
Six Months Ended April 30, 2012
(Unaudited)	10.95	0.19	0.33	0.52	(0.24)	—	(0.24)	11.23	4.89%		10,133	1.29%	3.47%	1.29%	34%
CLASS B SHARES
Year Ended October 31, 2007	$11.01	0.20	1.05	1.25	(0.20)	(0.12)	(0.32)	$11.94	11.51	%(e)	$4,928	2.25%	1.77%	2.82%	89%
Year Ended October 31, 2008	11.94	0.16	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	8.76	(23.76	)%(f)	4,348	2.25%	1.48%	2.48%	69%
Year Ended October 31, 2009	8.76	0.07	1.15	1.22	(0.07)	—	(0.07)	9.91	14.05	%(g)	4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02	12.94	%(h)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82	1.68	%(i)	8,995	1.94%	2.46%	1.97%	54%
Six Months Ended April 30, 2012
(Unaudited)	10.82	0.15	0.32	0.47	(0.20)	—	(0.20)	11.09	4.48%		9,744	2.04%	2.74%	2.04%	34%
CLASS C SHARES
Year Ended October 31, 2007	$11.24	0.21	1.11	1.32	(0.19)	(0.12)	(0.31)	$12.25	11.97	%(e)	$437	2.25%	1.78%	2.85%	89%
Year Ended October 31, 2008	12.25	0.16	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	9.00	(23.73	)%(f)	430	2.25%	1.46%	2.48%	69%
Year Ended October 31, 2009	9.00	0.07	1.18	1.25	(0.07)	—	(0.07)	10.18	13.97	%(g)	485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33	13.07	%(h)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12	1.57	%(i)	2,486	1.94%	2.49%	1.96%	54%
Six Months Ended April 30, 2012
(Unaudited)	11.12	0.15	0.34	0.49	(0.20)	—	(0.20)	11.41	4.51%		2,668	2.04%	2.74%	2.04%	34%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated Based on average shares outstanding
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)

During the year ended October 31, 2007, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 35

INCOME STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
			Net Realized										Ratios of
			and									Ratio of Net	Expenses to
	Net Asset	Net	Unrealized							Net Assets	Ratio of Net	Investment	Average
	Value,	Investment	Gains	Total from	Net			Net Asset		at End of	Expenses to	Income to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Total		Value, End	Total	Period	Average Net	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Dividends		of Period	Return(b)	(000’s)	Assets(c)	Net Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Period Ended April 30, 2012
(Unaudited)(e)	$10.00	0.02	0.11	0.13	(0.01)	(0.01)		$10.12	1.27%	$13	1.50%	1.66%	67.40%	46%
CLASS B SHARES
Period Ended April 30, 2012
(Unaudited)(e)	10.00	0.01	0.10	0.11	— (f)	—	(f)	10.11	1.12%	1	2.25%	0.91%	68.04%	46%
CLASS C SHARES
Period Ended April 30, 2012
(Unaudited)(e)	10.00	0.01	0.10	0.11	— (f)	—	(f)	10.11	1.12%	1	2.25%	0.91%	68.04%	46%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 20, 2012.
(f)	Represents less than $0.005 or $(0.005).

36 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited)

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment company. As of April 30, 2012, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (collectively the “Trusts”). The accompanying financial statements are presented for the following 5 funds (individually a “Fund”, collectively the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (the “World Selection Feeder Funds”) currently invest in the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio) and HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio) (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Feeder Funds.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Income Strategy Fund has a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

HSBC WORLD SELECTION FUNDS 37

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses and unrealized/realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

38 HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

     For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2012 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Company	27,119	—	—	27,119
Affiliated Portfolios (a)	—	3,500,620	—	3,500,620
Unaffiliated Investment Companies	10,443,045	—	—	10,443,045
Exchange Traded Funds	4,601,404	—	—	4,601,404
Total Investment Securities	15,071,568	3,500,620	—	18,572,188

Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	4,406,940	—	—	4,406,940
Affiliated Portfolios (a)	—	7,537,008	—	7,537,008
Unaffiliated Investment Companies	31,250,419	—	—	31,250,419
Exchange Traded Funds	11,588,978	—	—	11,588,978
Total Investment Securities	47,246,337	7,537,008	—	54,783,345

HSBC WORLD SELECTION FUNDS 39

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,030,669	—	—	5,030,669
Affiliated Portfolios (a)	—	4,372,823	—	4,372,823
Unaffiliated Investment Companies	31,829,166	—	—	31,829,166
Exchange Traded Funds	6,978,083		—	6,978,083
Total Investment Securities	43,837,918	4,372,823	—	48,210,741

Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	2,358,624	—	—	2,358,624
Affiliated Portfolios (a)	—	1,251,564	—	1,251,564
Unaffiliated Investment Companies	17,087,499	—	—	17,087,499
Exchange Traded Funds	1,841,950	—	—	1,841,950
Total Investment Securities	21,288,073	1,251,564	—	22,539,637

Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	13,974	—	—	13,974
Unaffiliated Investment Companies	128,813	—	—	128,813
Exchange Traded Funds	2,096	—	—	2,096
Total Investment Securities	144,883	—	—	144,883
____________________

(a) Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

     The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of April 30, 2012 from the valuation input levels used on October 31, 2011.

     In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU No. 2011-04 will have no effect on each Fund’s net assets. At this time, management is evaluating the impact of ASU No. 2011-04 on the financial statement disclosures.

4. Related Party Transactions:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as investment adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class-specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board (the “Board’’) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $140,088 for the period ended April 30, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the period ended April 30, 2012, Foreside, as Distributor, also received $179,432, $158,225 and $17,218 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $25, $6, and $- were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit from March 1, 2012 through March 1, 2013 the total expenses, exclusive of interest, taxes, brokerage commissions, estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015*	2014*	2013*	2012*	Total
Aggressive Strategy Fund	$8,321	$19,298	$56,869	$49,257	$133,745
Balanced Strategy Fund	—	—	—	3,289	3,289
Conservative Strategy Fund	—	—	—	6,592	6,592
Income Strategy Fund	8,418	N/A	N/A	N/A	8,418
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2012 were as follows:

Fund	Purchases	Sales
Aggressive Strategy Fund	$13,137,740	$5,354,591
Balanced Strategy Fund	32,423,382	14,610,530
Moderate Strategy Fund	24,449,434	13,355,014
Conservative Strategy Fund	11,396,734	6,420,814
Income Strategy Fund	171,115	28,904

Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2012 totaled:

Fund	Contributions	Withdrawals
Aggressive Strategy Fund	$9,284,129	$10,053,518
Balanced Strategy Fund	24,775,444	27,366,681
Moderate Strategy Fund	16,092,944	18,778,951
Conservative Strategy Fund	7,280,653	6,418,891

6. Federal Tax Information:

     At April 30, 2012, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Aggressive Strategy Fund	14,739,489	602,108	(270,029)	332,079
Balanced Strategy Fund	46,986,755	1,580,571	(1,320,989)	259,582
Moderate Strategy Fund	43,647,011	1,284,986	(1,094,079)	190,907
Conservative Strategy Fund	21,155,141	435,842	(302,910)	132,932
Income Strategy Fund	143,858	1,146	(121)	1,025

     The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2011, was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Total Dividends
	Income	Capital Gains	Dividends	Paid(1)
Aggressive Strategy Fund	$87,689	$—	$87,689	$87,689
Balanced Strategy Fund	860,523	—	860,523	860,523
Moderate Strategy Fund	1,550,290	—	1,550,290	1,550,290
Conservative Strategy Fund	693,656	—	693,656	693,656
____________________

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     As of the latest tax year ended October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Accumulated
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)(1)	Earnings/(Deficit)
Aggressive Strategy Fund	$25,426	$—	$25,426	$(378,953)	$(65,201)	$(418,728)
Balanced Strategy Fund	894,298	—	894,298	(907,683)	(76,466)	(89,851)
Moderate Strategy Fund	83,634	—	83,634	(709,490)	17,527	(608,329)
Conservative Strategy Fund	42,858	—	42,858	(18,849)	(62,044)	(38,035)
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

     As of the latest tax year ended October 31, 2011, the following World Selection Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount($)	Expires
Aggressive Strategy Fund	378,953	2017
Balanced Strategy Fund	907,683	2017
Moderate Strategy Fund	709,490	2017
Conservative Strategy Fund	18,849	2017

     During the latest tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Aggressive Strategy Fund	775,892
Balanced Strategy Fund	2,086,359
Moderate Strategy Fund	2,012,944
Conservative Strategy Fund	581,583

     The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood of expiring unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

     The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7. Ownership and Principal Holders

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of April 30, 2012, the Income Strategy Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 60% of the Fund.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Investment Advisor Contract Approval (Unaudited)

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds), HSBC Advisor Funds Trust and HSBC Portfolios (formerly, HSBC Investor Portfolios) (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2012 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person on December 15-16, 2011 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 29 and December 15, 2011 to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     On November 29, 2011, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Administration Agreement; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; (iii) the fees and performance record of the Funds that are money market funds (“Money Market Funds”); and (iv) compliance matters. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to other accounts managed by the Adviser and pricing information regarding certain Funds, among other matters. The Contracts Committee also convened on December 15, 2011 to discuss, among other things: (i) the Adviser’s investment advisory arrangements with respect to the Aggressive Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, and Moderate Strategy Fund (collectively, the “World Selection Funds”); (ii) the HSBC U.S. Treasury Money Market Fund (formerly, HSBC Investor U.S. Treasury Money Market Fund); (iii) certain subadvisory fee breakpoints; (iv) services provided to the Funds under the Ancillary Agreements; and (v) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 29, 2011 Contracts Committee meeting. Following the December 15, 2011 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 15-16, 2011, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the emerging markets debt Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets; (iv) the liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees considered the relative underperformance of the World Selection Funds in light of data provided by Lipper Inc., and representations by the Adviser regarding market factors that contributed to the relative underperformance, as well as their investment outlook. In the context of the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio), the Independent Trustees favorably noted the consistent performance record of the Portfolio. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the subadvisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of an Advisory Contract Supplement for the Income Strategy Fund

     On December 15, 2011, the Contracts Committee met in person and on December 15-16, 2011, the Board met in person to consider the expansion of the HSBC Family of Funds to include a new series of HSBC Funds, the Income Strategy Fund (“Income Strategy Fund”) and, in connection therewith, approving:

  the Advisory Contract between the Adviser and the Trust with respect to the Income Strategy Fund and the related Contract Supplement applicable to the Income Strategy Fund (“IS Advisory Agreement”); and

  the Trust’s Ancillary Agreements applicable to the Income Strategy Fund.

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the IS Advisory Agreement and the Ancillary Agreements applicable to the Income Strategy Fund (collectively, the “IS Agreements”). This information included, among other things, information about: (i) the services the Adviser would provide to the Income Strategy Fund; (ii) personnel who provide such services; (iii) the investment management capabilities of the Adviser; and (iv) fees proposed to be received by the Adviser with respect to the Income Strategy Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about the Adviser. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the IS Agreements be approved with respect to the Income Strategy Fund. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the IS Agreements with respect to the Income Strategy Fund.

HSBC WORLD SELECTION FUNDS       47

HSBC WORLD SELECTION FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by the Adviser. The Independent Trustees examined the nature, quality and extent of the investment advisory services proposed to be provided by the Adviser with respect to the Income Strategy Fund, as well as the quality and experience of the Adviser’s personnel. The Independent Trustees also considered that certain of the services provided by the Adviser would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contracts and Ancillary Agreements in December 2011 as set forth above. In addition, the Independent Trustees considered the Adviser’s experience in managing the other World Selection Funds, and that the Income Strategy Fund would resemble those World Selection Funds, although it would have a different asset allocation.

     Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser with respect to the Income Strategy Fund and that the services proposed to be provided supported the approval of the IS Advisory Agreement.

     Investment Performance of the Adviser. The Independent Trustees considered that although the Income Strategy Fund would be similar to the existing World Selection Funds, it would have a different asset allocation, and that the Adviser did not manage another fund with a similar asset allocation. The Independent Trustees also considered information the Adviser provided about the Adviser’s investment management capabilities, including the services the Adviser has provided to the existing World Selection Funds. Based on these considerations, and the level of the Adviser’s expertise with the existing World Selection Funds, the Independent Trustees determined that the lack of directly relevant prior experience in managing a fund with a similar asset allocation did not preclude initial approval of the IS Advisory Agreement

     Costs of Proposed Services and Profits to be Realized by the Adviser. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser to the Income Strategy Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios for the Income Strategy Fund as compared to other similar funds. The Independent Trustees also considered the profitability information regarding the Adviser more generally that the Adviser has provided to the Independent Trustees in connection with the annual renewal of the 15(c) process. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser are fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Income Strategy Fund’s proposed expense structure may permit economies of scale to be shared with the Fund’s shareholders and, if so, the extent to which the Income Strategy Fund’s shareholders may benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Income Strategy Fund in order to reduce or control the overall operating expenses of the Fund.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the IS Agreements.

48       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,078.00	$7.75	1.50%
	Class B Shares	1,000.00	1,073.00	11.60	2.25%
	Class C Shares	1,000.00	1,072.70	11.60	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,067.10	6.01	1.17%
	Class B Shares	1,000.00	1,063.00	9.85	1.92%
	Class C Shares	1,000.00	1,064.00	9.85	1.92%
Moderate Strategy Fund	Class A Shares	1,000.00	1,058.10	5.83	1.14%
	Class B Shares	1,000.00	1,053.40	9.65	1.89%
	Class C Shares	1,000.00	1,054.00	9.65	1.89%
Conservative Strategy Fund	Class A Shares	1,000.00	1,048.90	6.57	1.29%
	Class B Shares	1,000.00	1,044.80	10.37	2.04%
	Class C Shares	1,000.00	1,045.10	10.37	2.04%
Income Strategy Fund**	Class A Shares	1,000.00	1,012.70	1.73	1.50%
	Class B Shares	1,000.00	1,011.20	2.60	2.25%
	Class C Shares	1,000.00	1,011.20	2.60	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period from March 20, 2012 (date of commencement of operations) to April 30, 2012 divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       49

HSBC WORLD SELECTION FUNDS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.40	$7.52	1.50%
	Class B Shares	1,000.00	1,013.67	11.27	2.25%
	Class C Shares	1,000.00	1,013.67	11.27	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.19	5.87	1.17%
	Class B Shares	1,000.00	1,015.32	9.62	1.92%
	Class C Shares	1,000.00	1,015.32	9.62	1.92%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.19	5.72	1.14%
	Class B Shares	1,000.00	1,015.47	9.47	1.89%
	Class C Shares	1,000.00	1,015.47	9.47	1.89%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.45	6.47	1.29%
	Class B Shares	1,000.00	1,014.72	10.22	2.04%
	Class C Shares	1,000.00	1,014.72	10.22	2.04%
Income Strategy Fund**	Class A Shares	1,000.00	1,017.40	7.52	1.50%
	Class B Shares	1,000.00	1,013.67	11.27	2.25%
	Class C Shares	1,000.00	1,013.67	11.27	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period). Information shown reflects values using the expense ratios for the 42 days of operations during the period, and has been annualized to reflect values for the period November 1, 2011 to April 30, 2012.

50       HSBC WORLD SELECTION FUNDS

HSBC GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Common Stocks – 97.1%
	Shares	Value ($)
Aerospace & Defense – 2.8%
Precision Castparts Corp.	5,700	1,005,309
United Technologies Corp.	19,300	1,575,652
		2,580,961

Auto Components – 1.2%
BorgWarner, Inc.(a)	14,700	1,161,888

Biotechnology – 2.6%
Biogen Idec, Inc.(a)	10,300	1,380,303
Celgene Corp.(a)	14,900	1,086,508
		2,466,811

Capital Markets – 3.3%
Franklin Resources, Inc.	11,500	1,443,365
TD Ameritrade Holding Corp.	38,900	730,931
The Goldman Sachs Group, Inc.	7,900	909,685
		3,083,981

Chemicals – 3.3%
Ecolab, Inc.	20,100	1,280,169
Monsanto Co.	23,700	1,805,466
		3,085,635

Communications Equipment – 3.4%
QUALCOMM, Inc.	49,700	3,172,848

Computers & Peripherals – 9.7%
Apple, Inc.(a)	9,450	5,521,068
EMC Corp.(a)	90,600	2,555,826
NetApp, Inc.(a)	25,500	990,165
		9,067,059

Construction & Engineering – 1.3%
Fluor Corp.	21,400	1,235,850

Diversified Financial Services – 2.8%
IntercontinentalExchange, Inc.(a)	7,600	1,011,104
JPMorgan Chase & Co.	36,500	1,568,770
		2,579,874

Energy Equipment & Services – 2.6%
Cameron International Corp.(a)	17,400	891,750
FMC Technologies, Inc.(a)	32,700	1,536,900
		2,428,650

Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	11,400	1,005,138
CVS Caremark Corp.	27,000	1,204,740
		2,209,878

Health Care Equipment & Supplies – 2.3%
Edwards Lifesciences Corp.(a)	11,000	912,670
Intuitive Surgical, Inc.(a)	1,755	1,014,741
Varian Medical Systems, Inc.(a)	3,500	221,970
		2,149,381

Health Care Providers & Services – 4.6%
Express Scripts Holding Co.(a)	27,750	1,548,172
UnitedHealth Group, Inc.	48,400	2,717,660
		4,265,832

Health Care Technology – 0.7%
Cerner Corp.(a)	8,100	656,829

Hotels, Restaurants & Leisure – 4.7%
Las Vegas Sands Corp.	34,700	1,925,503
Starbucks Corp.	26,300	1,509,094
Yum! Brands, Inc.	13,200	960,036
		4,394,633

Internet & Catalog Retail – 4.9%
Amazon.com, Inc.(a)	7,650	1,774,035
Priceline.com, Inc.(a)	3,685	2,803,622
		4,577,657

Internet Software & Services – 7.0%
Baidu, Inc. ADR(a)	12,725	1,688,608
eBay, Inc.(a)	23,100	948,255
Google, Inc., Class A(a)	3,610	2,184,880
LinkedIn Corp., Class A(a)	7,400	802,530
VeriSign, Inc.	22,600	929,086
		6,553,359

IT Services – 6.5%
Cognizant Technology Solutions Corp.(a)	32,100	2,353,572
Teradata Corp.(a)	5,200	362,856
Visa, Inc., Class A	26,900	3,308,162
		6,024,590

Machinery – 5.5%
Caterpillar, Inc.	13,400	1,377,118
Danaher Corp.	51,200	2,776,064
Illinois Tool Works, Inc.	17,100	981,198
		5,134,380

Media – 0.5%
CBS Corp., Class B	13,700	456,895

Metals & Mining – 0.4%
Cliffs Natural Resources, Inc.	6,400	398,464

Oil, Gas & Consumable Fuels – 3.5%
Concho Resources, Inc.(a)	16,200	1,736,316
Occidental Petroleum Corp.	16,500	1,505,130
		3,241,446

Personal Products – 0.8%
The Estee Lauder Cos., Inc., Class A	11,800	771,130

Pharmaceuticals – 1.7%
Perrigo Co.	5,700	597,930
Shire plc ADR	10,600	1,034,136
		1,632,066

52 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Common Stocks, continued
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	23,700	1,554,246

Road & Rail – 3.4%
Union Pacific Corp.	28,200	3,170,808

Semiconductors & Semiconductor Equipment – 0.7%
Altera Corp.	17,600	626,032

Software – 7.3%
Autodesk, Inc.(a)	22,900	901,573
Intuit, Inc.	15,600	904,332
Microsoft Corp.	40,400	1,293,608
Oracle Corp.	62,300	1,830,997
Salesforce.com, Inc.(a)	11,900	1,853,187
		6,783,697

Specialty Retail – 1.5%
O’Reilly Automotive, Inc.(a)	8,100	854,226
Ulta Salon, Cosmetics & Fragrance, Inc.	6,600	581,988
		1,436,214

Textiles, Apparel & Luxury Goods – 4.0%
Coach, Inc.	12,600	921,816
Fossil, Inc.(a)	6,300	823,221
Michael Kors Holdings Ltd.(a)	10,100	461,267
Ralph Lauren Corp.	8,600	1,481,522
		3,687,826

TOTAL COMMON STOCKS
(COST $69,073,618)		90,588,920

Investment Company – 2.6%
Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(b)	2,440,887	2,440,887
TOTAL INVESTMENT COMPANY
(COST $2,440,887)		2,440,887
TOTAL INVESTMENT SECURITIES
(COST $71,514,505) — 99.7%		93,029,807
____________________

Percentages indicated are based on net assets of $93,344,762.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.

ADR   American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 53

HSBC OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Common Stocks – 95.9%
	Shares	Value ($)
Aerospace & Defense – 4.3%
BE Aerospace, Inc.(a)	75,390	3,545,592
TransDigm Group, Inc.(a)	25,100	3,165,612
		6,711,204

Capital Markets – 2.9%
Lazard Ltd., Class A	79,490	2,186,770
Raymond James Financial, Inc.	61,210	2,241,510
		4,428,280

Chemicals – 3.5%
Celanese Corp., Series A	57,240	2,773,850
Westlake Chemical Corp.	41,865	2,677,267
		5,451,117

Commercial Banks – 3.1%
Comerica, Inc.	91,130	2,917,982
First Horizon National Corp.	1	9
First Republic Bank(a)	57,320	1,893,280
		4,811,271

Commercial Services & Supplies – 1.8%
Waste Connections, Inc.	84,185	2,713,283

Communications Equipment – 1.6%
Comverse Technology, Inc.(a)	578	3,728
JDS Uniphase Corp.(a)	135,260	1,643,409
Polycom, Inc.(a)	61,300	813,451
		2,460,588

Containers & Packaging – 3.7%
Crown Holdings, Inc.(a)	78,370	2,898,122
Packaging Corp. of America	98,040	2,861,788
		5,759,910

Diversified Financial Services – 1.2%
MSCI, Inc., Class A(a)	51,750	1,893,533

Electrical Equipment – 2.7%
Hubbell, Inc., Class B	51,990	4,171,678

Energy Equipment & Services – 3.1%
Ensco International plc ADR	35,970	1,965,760
Rowan Cos., Inc.(a)	80,490	2,779,320
		4,745,080

Food Products – 2.7%
Ralcorp Holdings, Inc.(a)	56,440	4,109,396

Health Care Equipment & Supplies – 4.6%
DENTSPLY International, Inc.	99,810	4,098,198
Hologic, Inc.(a)	79,410	1,518,319
IDEXX Laboratories, Inc.(a)	17,720	1,558,120
		7,174,637

Health Care Providers & Services – 2.2%
Coventry Health Care, Inc.	112,530	3,374,775

Insurance – 2.0%
Everest Re Group Ltd.	30,710	3,043,361

IT Services – 5.2%
Alliance Data Systems Corp.(a)	32,520	4,178,495
FleetCor Technologies, Inc.(a)	64,480	2,550,184
Syntel, Inc.	23,140	1,385,854
		8,114,533

Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	17,340	3,109,409

Machinery – 7.4%
Crane Co.	58,494	2,581,340
Gardner Denver, Inc.	41,640	2,712,430
IDEX Corp.	61,070	2,644,942
The Timken Co.	61,300	3,464,063
		11,402,775

Oil, Gas & Consumable Fuels – 5.3%
Alpha Natural Resources, Inc.(a)	84,962	1,370,437
Denbury Resources, Inc.(a)	157,120	2,991,565
Tesoro Corp.(a)	168,890	3,926,692
		8,288,694

Personal Products – 1.1%
Nu Skin Enterprises, Inc., Class A	33,440	1,782,352

Pharmaceuticals – 2.3%
Elan Corp. plc ADR(a)	253,850	3,500,591

Professional Services – 2.0%
IHS, Inc., Class A(a)	30,350	3,067,475

Real Estate Management & Development – 1.7%
Jones Lang LaSalle, Inc.	33,830	2,704,370

Road & Rail – 5.6%
Hertz Global Holdings, Inc.(a)	202,820	3,125,456
Landstar System, Inc.	56,570	3,030,455
Ryder System, Inc.	50,360	2,453,539
		8,609,450

Semiconductors & Semiconductor Equipment – 4.6%
NXP Semiconductors NV(a)	62,290	1,610,197
ON Semiconductor Corp.(a)	166,290	1,373,555
Skyworks Solutions, Inc.(a)	78,830	2,139,446
Teradyne, Inc.(a)	115,480	1,987,411
		7,110,609

Software – 3.5%
Informatica Corp. (a)	69,850	3,214,497
Nuance Communications, Inc.(a)	91,700	2,241,148
		5,455,645

Specialty Retail – 11.4%
American Eagle Outfitters, Inc.	157,960	2,844,859
Foot Locker, Inc.	159,820	4,888,894
O’Reilly Automotive, Inc.(a)	35,050	3,696,373
Signet Jewelers Ltd.	65,940	3,215,894
Williams-Sonoma, Inc.	76,020	2,941,214
		17,587,234

Textiles, Apparel & Luxury Goods – 0.4%
Michael Kors Holdings Ltd.(a)	15,130	690,987

54 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Common Stocks, continued
	Shares	Value ($)
Trading Companies & Distributors – 3.7%
United Rentals, Inc.(a)	66,640	3,110,755
WESCO International, Inc.(a)	39,430	2,617,758
		5,728,513

Wireless Telecommunication Services – 0.3%
NII Holdings, Inc.(a)	33,420	467,713

TOTAL COMMON STOCKS
(COST $123,944,145)		148,468,463

Investment Company – 4.0%
Northern Institutional Government Select
Portfolio, Institutional Shares, 0.01%(b)	6,231,280	6,231,280
TOTAL INVESTMENT COMPANY
(COST $6,231,280)		6,231,280
TOTAL INVESTMENTS SECURITIES
(COST $130,175,425) — 99.9%		154,699,743
____________________

Percentages indicated are based on net assets of $154,887,989.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.

ADR   American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 55

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2012 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$93,029,807	$154,699,743
Dividends receivable	33,302	28,118
Receivable for investments sold	1,121,664	2,205,972
Prepaid expenses and other assets	155	236
Total Assets	94,184,928	156,934,069

Liabilities:
Payable for investments purchased	776,258	1,934,711
Accrued expenses and other liabilities:
Investment Management	50,282	100,860
Administration	2,558	4,206
Custodian	60	101
Trustee	149	78
Other	10,859	6,124
Total Liabilities	840,166	2,046,080

Applicable to investors’ beneficial interest	$93,344,762	$154,887,989
Total Investments, at cost	$71,514,505	$130,175,425

56 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2012 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$420,021	$493,142
Total Investment Income	420,021	493,142

Expenses:
Investment Management	270,926	592,358
Administration	14,011	22,186
Accounting	22,145	22,058
Compliance Service	415	614
Custodian	8,162	12,819
Printing	1,307	1,909
Professional	5,306	7,485
Trustee	1,353	1,975
Other	4,022	5,383
Total Expenses	327,647	666,787

Net Investment Income (Loss)	92,374	(173,645)

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	8,967,627	7,366,429
Change in unrealized appreciation/depreciation on investments	1,676,015	11,628,065

Net realized/unrealized gains from investments	10,643,642	18,994,494
Change In Net Assets Resulting From Operations	$10,736,016	$18,820,849

See notes to financial statements.	HSBC PORTFOLIOS 57

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$92,374	$69,416	$(173,645)	$79,759
Net realized gains (losses) from investments	8,967,627	10,568,671	7,366,429	24,005,437
Change in unrealized appreciation/depreciation
from investments	1,676,015	387,197	11,628,065	(5,303,339)
Change in net assets resulting from operations	10,736,016	11,025,284	18,820,849	18,781,857
Proceeds from contributions	6,039,296	20,411,483	11,789,218	16,493,895
Value of withdrawals	(28,719,437)	(24,898,681)	(17,046,480)	(33,352,902)
Change in net assets resulting from transactions from
investors’ beneficial interest	(22,680,141)	(4,487,198)	(5,257,262)	(16,859,007)
Change in net assets	(11,944,125)	6,538,086	13,563,587	1,922,850

Net Assets:
Beginning of period	105,288,887	98,750,801	141,324,402	139,401,552
End of period	$93,344,762	$105,288,887	$154,887,989	$141,324,402

58	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIO

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratio/Supplementary Data
						Ratios of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return(a)		(000’s)	Assets(b)	Assets(b)	Reductions)(b)	Turnover(a)
GROWTH PORTFOLIO
Year Ended October 31, 2007	31.11%		$89,686	0.62%	0.45%	0.62%	57%
Year Ended October 31, 2008	(37.75	)%(c)	81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%
Six Months Ended April 30, 2012 (Unaudited)	12.80%		93,345	0.70%	0.20%	0.70%	20%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2007	30.54%		$224,268	0.91%	(0.55)%	0.91%	69%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%
Six Months Ended April 30, 2012 (Unaudited)	13.71%		154,888	0.90%	(0.23)%	0.90%	32%

(a)	Not annualized for period less than one year.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 59

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited)

1. Organization:

     The HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

Portfolio	Short Name
HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio)	Growth Portfolio

HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio)	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board’’) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes HSBC Advisor Funds Trust and HSBC Funds (formerly, HSBC Investor Funds) collectively (the “Trusts’’). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

     For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2012 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	90,588,920	—	—	90,588,920
Investment Company	2,440,887	—	—	2,440,887
Total Investment Securities	93,029,807	—	—	93,029,807

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	148,468,463	—	—	148,468,463
Investment Company	6,231,280	—	—	6,231,280
Total Investment Securities	154,699,743	—	—	154,699,743
____________________
(a) For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

     The Portfolio Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of April 30, 2012 from the valuation input levels used on October 31, 2011.

     In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU No. 2011-04 will have no effect on each Portfolio’s net assets. At this time, management is evaluating the impact of ASU No. 2011-04 on the financial statement disclosures.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow’’) and Westfield Capital Management Company, L.P. (“Westfield’’) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, and are paid for their services directly by the respective Portfolios.

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________
*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

62       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

     Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $140,088 for the period ended April 30, 2012, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Committee, who receives a retainer of $6,000. The Trusts also pay Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2012 were as follows:

Portfolio Name	Purchases	Sales
Growth Portfolio	$18,837,965	$40,532,187
Opportunity Portfolio	46,007,974	51,825,486

     For the period ended April 30, 2012, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	68,243,244	25,426,536	(639,973)	24,786,563
Opportunity Portfolio	132,084,921	29,229,252	(6,614,430)	22,614,822
____________________
* The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

64       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Investment Advisor Contract Approval (Unaudited)

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds), HSBC Advisor Funds Trust and HSBC Portfolios (formerly, HSBC Investor Portfolios) (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2012 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person on December 15-16, 2011 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 29 and December 15, 2011 to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub- Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub- Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     On November 29, 2011, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Administration Agreement; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; (iii) the fees and performance record of the Funds that are money market funds (“Money Market Funds”); and (iv) compliance matters. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to other accounts managed by the Adviser and pricing information regarding certain Funds, among other matters. The Contracts Committee also convened on December 15, 2011 to discuss, among other things: (i) the Adviser’s investment advisory arrangements with respect to the Aggressive Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, and Moderate Strategy Fund (collectively, the “World Selection Funds”); (ii) the HSBC U.S. Treasury Money Market Fund (formerly, HSBC Investor U.S. Treasury Money Market Fund); (iii) certain subadvisory fee breakpoints; (iv) services provided to the Funds under the Ancillary Agreements; and (v) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 29, 2011 Contracts Committee meeting. Following the December 15, 2011 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 15-16, 2011, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC PORTFOLIOS       65

HSBC PORTFOLIOS

Investment Advisor Contract Approval (Unaudited) (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the emerging markets debt Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets; (iv) the liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees considered the relative underperformance of the World Selection Funds in light of data provided by Lipper Inc., and representations by the Adviser regarding market factors that contributed to the relative underperformance, as well as their investment outlook. In the context of the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio), the Independent Trustees favorably noted the consistent performance record of the Portfolio. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

66       HSBC PORTFOLIOS

HSBC PORTFOLIOS

Investment Advisor Contract Approval (Unaudited) (continued)

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the subadvisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC PORTFOLIOS       67

HSBC PORTFOLIOS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Growth Portfolio	$1,000.00	$1,128.00	$3.70	0.70%
Opportunity Portfolio	1,000.00	1,137.10	4.78	0.90%
____________________

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Growth Portfolio	$1,000.00	$1,021.38	$3.52	0.70%
Opportunity Portfolio	1,000.00	1,020.39	4.52	0.90%
____________________

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

68       HSBC PORTFOLIOS

     Other Information:

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS       69

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
       HSBC Growth Portfolio
       Winslow Capital Management, Inc.
       4720 IDS Tower
       80 South Eighth Street
       Minneapolis, MN 55402

       HSBC Opportunity Portfolio
       Westfield Capital Management Company, L.P.
       One Financial Center
       Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
       For HSBC Bank USA, N.A. and
       HSBC Securities (USA) Inc. Clients
       HSBC Bank USA, N.A.
       452 Fifth Avenue
       New York, NY 10018
       1-888-525-5757

       For All Other Shareholders
       HSBC Funds
       P.O. Box 182845
       Columbus, OH 43218
       1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SAR-WS-0612	6/12

HSBC Global Asset Management (USA) Inc. April 30, 2012
HSBC Funds
Semi-Annual Report
MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC New York Tax-Free Money Market Fund	RNTXX	HNBXX	HNCXX	HNYXX	RYEXX	—	RYYXX

HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX

HSBC Tax-Free Money Market Fund	HBAXX	HBBXX	HBCXX	HBDXX	HBEXX	HCIXX	HBYXX

HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX

HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds
Semi-Annual Report - April 30, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	6
Commentary From the Investment Manager	7
Portfolio Reviews	8
Schedules of Portfolio Investments
HSBC New York Tax-Free Money Market Fund	14
HSBC Prime Money Market Fund	18
HSBC Tax-Free Money Market Fund	21
HSBC U.S. Government Money Market Fund	25
HSBC U.S. Treasury Money Market Fund	27
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	38
Notes to Financial Statements	43
Investment Adviser Contract Approval	52
Table of Shareholder Expenses	55
Other Information	57

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper New York Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in New York municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Tax Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 11, 2012

To Our Investors:

Investors today face a number of troubling macroeconomic issues, including a U.S. economy still struggling to recover from the widespread global downturn that began more than four years ago. Despite modest improvements in certain areas, such as the housing market and corporate profits, the economy still faced major headwinds, particularly from continued weakness in the U.S. job market. A lack of clarity on the economic outlook has led to considerable volatility in the markets: Stocks seem to rally strongly one week only to falter and shed those gains the following week. Meanwhile, conservative assets such as Treasury and money market securities have seen yields fall to historically low levels. These low yields are due in part to Federal Reserve actions designed to keep interest rates low in hopes of jumpstarting the economy.

Europe’s debt woes also are a significant source of worry for investors today. Concerns are mounting that efforts by the European Central Bank and eurozone governments to rein in the region’s debt crisis have been insufficient, and that the specter of economic recession and even default continues to loom over the region. Meanwhile governments in Europe face pressures to address their debt issues while curbing spending. It is unclear how the European debt crisis will play out, but we expect that it may take several years for these issues to unwind.

We are keeping a close watch on potential regulatory changes in the money markets. In response to a period of market illiquidity and disruptions in 2008, the U.S. Securities and Exchange Commission has engaged in an ongoing examination of the money market fund model to determine whether changes are needed. That initiative led to rule changes in 2010, and the possibility of more changes to protect money market funds from the risk of broad-based, large-scale redemptions. Two options under consideration would impose capital requirements and limitations or fees on redemptions, among other restrictions.

The money market fund industry has expressed concerns with these proposals, and it appears that there is insufficient support for additional money market fund reforms among the five SEC commissioners. However, there is the possibility that the Financial Stability Oversight Council (FSOC) may intervene in the matter if the SEC does not adopt additional reforms. Federal Reserve Bank Chairman Ben Bernanke, who is a member of the FSOC, recently expressed his support for increased regulation of money market funds.

At this point, it is not possible to predict where this debate will end and what reform, if any, will ultimately be adopted. We will continue to monitor reform proposals as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

Assets in our money market funds continue to decline due in large part to the historically low yields available in the money markets. HSBC Global Asset Management (USA) Inc., the Funds’ investment advisor, along with the Funds’ other service providers provided yield support of approximately $9.9 million, during the six months’ ended April 30, 2012, to the HSBC Money Market Funds.

4       HSBC FAMILY OF FUNDS

Chairman’s Message (continued)

We are pleased to introduce two new funds in this semi-annual report. The HSBC World Selection Income Strategy Fund and the HSBC Total Return Fund. The Income Strategy Fund seeks to provide current income by investing primarily in underlying funds by utilizing a “fund of funds” structure. The Total Return Fund seeks to maximize total return which is comprised of capital appreciation and income. The Fund seeks to achieve its investment objective by investing its assets in issuers that are economically tied to emerging market countries.

During the period, due to small asset bases and dwindling investor demand, we liquidated the HSBC Investor Value Fund, the HSBC Investor International Equity and the HSBC Investor Overseas Equity Fund. We continue to review the fund offerings of the HSBC Fund Family to meet the needs of our clients.

Cordially,

Michael Seely Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722 or visit or www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC FAMILY OF FUNDS       5

President’s Message

Dear Shareholder,

Welcome to the HSBC Funds semi-annual report, covering the period between November 1, 2011 and April 30, 2012. This report offers detailed information about your Funds’ investment results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary may also be accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On March 20 of this year we launched the World Selection Income Strategy Fund. This Fund adds an income-oriented strategy to the World Selection suite of funds, which includes the Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy Funds.

On March 30, we also launched the HSBC Total Return Fund. The launch of this fund further expands on our offerings in the emerging markets – one of HSBC’s core strengths. The Total Return Fund joins the Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, and the Frontier Markets Fund as our initial fund offerings in this exciting segment of the investment market

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family on long-term investment solutions to assist our customers in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti President

6       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review
The global economy’s recovery from a historic downturn regained momentum during the six-month period between November 1, 2011 and April 30, 2012 after slowing throughout much of 2011. Moderate economic growth was fueled by increased consumer confidence, improved U.S. economic data, continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s pledge to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

As the period began, ongoing concerns about the eurozone debt crisis continued to fuel fears of a new global recession. However, financial markets underwent a significant shift from the volatile and bearish events of the previous six months. Fears about Europe began to subside somewhat during the first months of 2012, due in part to efforts by the European Central Bank (ECB) to stabilize the region’s banking system through infusions of capital. Meanwhile, moderate economic growth in the U.S. and, although slowing, still relatively strong growth in emerging markets helped assuage fears of a global economic downturn.

The ECB efforts to stem a liquidity crisis in European nations during the period helped alleviate fears of deepening credit problems in the eurozone. In December, the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March began making similar loans from an even larger pool of funds. The LTRO appeared to stabilize financial markets in the short term, but significant uncertainties remained regarding the long-term prospects of peripheral European economies to regain their competitiveness and avoid the threat of defaults. The ability of countries such as Italy, Greece and Spain to regain the confidence of the markets remained in doubt, and the long-term impact of austerity programs on economic growth also raised concerns.

Growth remained robust in many emerging economies during the period, and inflation, which had been a significant concern in previous months, eased in some nations. Economic growth in China slowed due to declining exports and industrial production as well as low levels of lending. But most signs indicated that robust domestic demand would prevent a “hard landing” for the Chinese economy. Oil prices eased somewhat during the period.

U.S. Gross Domestic Product (“GDP”)1 grew at 3.0% during the fourth quarter of 2011, a significant increase from the previous quarter. A preliminary estimate puts GDP during the first quarter at 1.9%. Job creation was robust during much of the period, and jobless claims continued a generally downward trend. However, unemployment remained relatively high. The housing market showed signs of improvement. Home sales began to stabilize and inventories began to decrease. Meanwhile, encouraging economic data bolstered the recovery. Reports showed that motor vehicle sales were strong, U.S. exports had accelerated and industrial production had increased.

Market Review
The period began with the final stretch of a sell-off in U.S. equity markets that had begun in mid-summer. After bottoming out in late November, equities changed direction with a strong rally that persisted through the duration of the period. Equities’ strong performance during the period was supported by increased optimism that the U.S. would avoid a “double dip” recession—a threat that preoccupied investors in 2011. During the period, stocks in cyclical sectors tended to perform best, while more defensive sectors lagged behind.

Stocks in other developed economies rose, too. Japanese equities performed especially well due to a strong economic rebound during the first quarter of 2012. European stocks made gains, but lagged behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 12.77% for the six months ended April 2012. The MSCI EAFE Index1 of developed foreign markets returned 2.71% for the period as a whole, while the MSCI EM Index1 returned 4.02%.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment grade corporate bonds showed strength, as investors sought additional yield in a low interest rate environment. High-yield bonds performed especially well as their yield spread over U.S. Treasuries declined during the period. Fixed-income markets in emerging economies performed well, as investors became more confident in the credit worthiness of emerging nations and were attracted to the additional yield of such securities. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 2.44% for the six months ended April 30, 2012, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 6.91%.

[1] For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)

HSBC New York Tax-Free Money Market Fund
(Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares)

by Jason Moshos
Senior Portfolio Manager

Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since the majority of issues they invest in are located in one geographical area.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance
Yields on tax-free money market securities persisted at historic lows during the six-month period ended April 30, 2012. The federal funds rate—a key short-term interest rate that influences yields on money market securities—remained within a range of 0.00% to 0.25% throughout the period. In that environment, investors withdrew funds from tax-free money funds in order to capture higher yields available from other types of securities.

During the period, New York state and local governments continued to experience budgetary constraints due to high unemployment and declining tax receipts. These problems weakened the credit quality of many municipal securities, and investors worried that municipalities may have trouble meeting their financial obligations. The managers took a defensive approach with the Fund’s portfolio in response to the difficult credit environment by focusing on high-quality issues and deemphasizing lower rated securities to pursue the Fund’s primary goal of capital preservation. Management maintained a weighted average maturity that was shorter than that of its peers in order to enhance the Fund’s liquidity.*

The period was also characterized by a low supply of tax-free money market securities. That low supply contributed to low absolute yields on these securities. The low supply was due in part to municipalities delaying new spending and borrowing, and favoring longer-term debt to capitalize on historically low interest rates when they did borrow. Meanwhile, demand for tax-free money market securities increased during the period as nontraditional buyers, such as taxable money market funds, were attracted by the slightly higher yields on tax-free securities.

*Portfolio composition is subject to change.

			Average Annual				Yield	Expense
Fund Performance			Total Return (%)				(%)[1]	Ratio (%)[2]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2012	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/17/94	0.00	0.00	0.73	1.04	1.79	0.00	0.66	0.66
Class B3	4/29/98	—	—	—	—	0.89	—	1.26	1.26
Class C4	3/19/01	—	—	—	—	0.77	—	1.26	1.26
Class D	4/1/99	0.00	0.00	0.79	1.15	1.49	0.00	0.51	0.51
Class Y	7/1/96	0.00	0.00	0.90	1.33	1.93	0.00	0.26	0.26
Lipper New York Tax-Exempt Money Market Funds Average[5]	—	0.01	0.04	0.81	1.17	1.90 [6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a onetime reimbursement from the HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
[1]	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.44%, -0.29% and -0.04% for Class A Shares, Class D Shares and Class Y Shares, respectively.
[2]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 190 days during the year ended October 31, 2010. The Class was operational during the entire years ended October 31, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008 and 2009. The Class was not operational during the entire year ended October 31, 2011, respectively, and the entire six-months ended April 30, 2012.
[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 227, 145, 81 and 81 days during the years ended October 31, 2001, 2002, 2003 and 2004, respectively. The Class had no operations during the entire years ended October 31, 2005, 2006, 2007, 2008, 2009, 2010 and 2011, respectively, and the entire six-months ended April 30, 2012.
[5]	For additional information, please refer to the Glossary of Terms.
[6]	Return for the period October 31, 1994 to April 30, 2012.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance
Money market yields remained low for the six-month period ended April 30, 2012 due largely to continued concerns about the stability of domestic and overseas economies.

Early in the period, investors maintained an unease about the stability of European economies in the wake of the eurozone debt crisis. As a result, investors favored highly liquid short-term investments. However, efforts by the European Central Bank (ECB) to address the debt crisis—through the use of long-term refinancing obligations—helped to ease those concerns, and investors later in the period sought out higher yielding, longer term securities.

Meanwhile, interest rates remained at historically low levels during the period, with the federal funds rate hovering at a target of 0.00% to 0.25%. Those target rates contributed to the relatively low yields among money market securities.

Early in the period we positioned the Fund with a relatively short weighted average maturity, due largely to the risks posed by the struggling European economies. As the period progressed the markets responded positively to the ECB’s efforts to address the region’s debt issues. As a result, we shifted from securities with maturities of three months or less to floating-rate notes of up to one year in maturity. The bias toward longer weighted maturity is due to the Federal Reserve Board’s pledge to maintain the federal funds rate at a target of 0.00% to 0.25% through late 2014.

Additionally, we removed from our approved issuers list a number of financial institutions that credit rating agency Moody’s had placed on its negative watch list at the halfway point of the period.

			Average Annual					Expense
Fund Performance			Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2012	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/13/98	0.01	0.01	1.08	1.60	2.31	0.01	0.68	0.68
Class B4	4/4/01	-3.99	-3.99	0.87	1.27	1.32	0.01	1.28	1.28
Class C5	3/23/01	-0.97	-0.96	0.87	1.24	1.30	0.01	1.28	1.28
Class D	4/1/99	0.01	0.01	1.14	1.71	2.36	0.01	0.53	0.53
Class I	1/9/02	0.06	0.10	1.37	2.01	2.01	0.16	0.18	0.18
Class Y	11/12/98	0.01	0.01	1.26	1.90	2.63	0.03	0.28	0.28
Lipper Money Market Funds Average[6]	—	0.01	0.01	1.06	1.52	2.25 [7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a onetime reimbursement from the HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
[1]	The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
[2]	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.37%, -0.97%, -0.97%, -0.22%, 0.13% and 0.03% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
[4]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 147 and 211 days for the years ended October 31, 2002 and 2001, respectively. The Class was operational during the entire years ended October 31, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010 and 2011, respectively and for the entire six-months ended April 30, 2012.
[5]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire years ended October 31, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010 and 2011, respectively, and for the entire six-months ended April 30, 2012.
[6]	For additional information, please refer to the Glossary of Terms.
[7]	Return for the period October 31, 1998 to April 30, 2012.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)

HSBC Tax-Free Money Market Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by Jason Moshos Senior Portfolio Manager

Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance
For the six-month period ended April 30, 2012, broader interest rates and yields on money market securities remained at historically low levels. For example, the federal funds rate—a key short-term interest rate—remained within a range of 0.00% to 0.25% throughout the period. In that environment, investors withdrew funds from tax-free money funds in order to capture higher yields available from other types of securities

Continued high unemployment and falling tax receipts put pressure on state and local governments’ budgets during the period. Those conditions, in turn, led to declines in credit quality across the municipal sector. In response to the difficult credit environment, and to pursue the Fund’s primary goal of capital preservation, the managers took a defensive approach by favoring high-quality securities and underweighting low-quality issues. The managers maintained a weighted average maturity for the period that was in line with that of its peers.*

The period was also characterized by a low supply of tax-free money market securities. That low supply contributed to low absolute yields on these securities. The low supply was due in part to municipalities delaying on new spending and borrowing, and favoring longer-term debt to capitalize on historically low interest rates when they did borrow. Meanwhile, demand for tax-free money market securities increased during the period as nontraditional buyers, such as taxable money market funds, were attracted by the slightly higher yields on tax-free securities.

*Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[1]	Ratio (%)[2]
	Inception	Six	1	5	Since	7-Day
As of April 30, 2012	Date	Months*	Year	Year	Inception	Average	Gross	Net
Class A3	8/27/04	—	—	—	0.41	—	0.83	0.83
Class C4	7/30/07	—	—	—	0.09	—	1.43	1.43
Class D	8/24/04	0.00	0.00	0.80	1.31	0.00	0.68	0.68
Class I5	6/25/04	—	—	—	0.27	—	0.33	0.33
Class Y	6/8/04	0.00	0.00	0.94	1.48	0.00	0.43	0.43
Lipper Tax-Exempt Money Market Funds Average[6]	—	0.01	0.01	0.80	1.28 [7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
[1]	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.24% and -0.49% for Class D Shares and Class Y Shares, respectively.
[2]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
[3]	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 5, 78, 24 and 262 days during the years ended October 31, 2004, 2006, 2007 and 2009, respectively and 141 days for the six-months ended April 30, 2012. The Class was operational during the entire years ended October 31, 2010 and 2011.
[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 15 days during the year ended October 31, 2007. The Class had no operations during the entire years ended October 31, 2008, 2009, 2010, 2011, respectively, and the entire six-months ended April 30, 2012.
[5]	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 40, 27 and 51 days during the years ended October 31, 2004, 2005 and 2010, respectively. The Class had no operations during the entire years ended October 31, 2006, 2007, 2008, 2009, 2011, respectively, and the entire six-months ended April 30, 2012.
[6]	For additional information, please refer to the Glossary of Terms.
[7]	Return for the period May 31, 2004 to April 30, 2012.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance
Yields on U.S. government money market securities remained low for the six-month period ended April 30, 2012. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period.

Continued concerns about the ongoing sovereign debt crisis in Europe led to a flight to quality among investors, and contributed to low yields in the money markets. Increased demand for short-term repurchase agreements (“repos”) also drove down yields early in the period. Demand for U.S. Treasury bills decreased during the period as investor sentiment improved, partly due to the successful effect the European Central Bank’s long-term refinancing operation had on easing tightened liquidity. Improved liquidity resulted in an increase in yield on repos as demand decreased.

The Fund maintained an asset mix heavily weighted toward repos. This position was balanced by investing the remaining assets in securities with three- to 12- month maturities.*

*Portfolio composition is subject to change.

			Average Annual					Expense
Fund Performance			Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2012	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.01	0.01	0.93	1.48	3.14	0.01	0.68	0.68
Class B4	9/11/98	-3.99	-3.99	0.82	1.36	1.96	0.01	1.28	1.28
Class C5	11/20/06	—	—	—	—	1.39	—	1.28	1.28
Class D	4/1/99	0.01	0.01	0.98	1.58	2.20	0.01	0.53	0.53
Class I6	12/24/03	0.01	0.01	1.16	—	1.71	0.01	0.18	0.18
Class Y	7/1/96	0.01	0.01	1.08	1.76	2.86	0.01	0.28	0.28
Lipper U.S. Government Money Market Funds Average[7]	—	0.01	0.01	0.93	1.45	3.15 [8]	N/A	N/A	N/A
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from the HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
[1]	The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
[2]	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.53%, -1.13%, -0.38%, -0.03% and -0.13% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
[4]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[5]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years end October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire years ended October 31, 2007, 2008, 2011, respectively and the entire six-months ended April 30, 2012.
[6]	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008, 2009, 2010, 2011, respectively, and the entire six-months ended April 30, 2012.
[7]	For additional information, please refer to the Glossary of Terms.
[8]	Return for the period April 30, 1990 to April 30, 2012.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)	Standard & Poor’s has assigned an “AAA” rating to the HSBC U.S. Treasury Money Market Fund.[1]
by John Chiodi Senior Portfolio Manager

Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance
Yields on U.S. Treasury money market securities remained low for the six-month period ended April 30, 2012. The federal funds rate (a key short-term interest rate) stayed within a range of 0.00% to 0.25% throughout the period, and the Federal Reserve Board indicated during the period that it would not raise interest rates for two years.

Yields remained low during the period due in part to continued concerns among investors about the sovereign debt crisis in Europe. Investors during the period favored the safety and liquidity of U.S. Treasuries, and that demand kept prices relatively high and yields relatively low. This flight to quality began to unwind midway through the period. Efforts by the European Central Bank to address the European debt crisis gained traction, and market sentiment improved notably later in the period.

The Fund maintained a relatively longer weighted average maturity to take advantage of higher yields. We positioned the Fund with a barbell strategy to take advantage of a relatively steep U.S. Treasury yield curve. The Fund’s exposure to short duration U.S. Treasury bills helped add liquidity while longer maturity U.S. Treasury coupons provided additional yield.*

*Portfolio composition is subject to change.

			Average Annual					Expense
Fund Performance			Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2012	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/24/01	0.00	0.00	0.69	1.24	1.28	0.00	0.68	0.68
Class B4	8/12/04	-4.00	-3.99	0.52	—	1.15	0.00	1.28	1.28
Class C5	12/24/03	—	—	—	—	0.04	—	1.28	1.28
Class D	5/14/01	0.00	0.00	0.73	1.34	1.39	0.00	0.53	0.53
Class I6	12/30/03	0.00	0.00	0.86	—	1.79	0.00	0.18	0.18
Class Y	5/11/01	0.00	0.00	0.81	1.50	1.57	0.00	0.28	0.28
Lipper U.S. Treasury
Money Market Funds Average[7]	—	0.00	0.01	0.74	1.32	1.40[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from the HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
[1]	The “AAA” money market fund rating is historical and reflects Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor’s rating represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
[2]	The seven-day yield quotation typically more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.60%, -1.20%, -0.45%, -0.10% and -0.20% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
[4]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
[5]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire year ended October 31, 2011, and the entire six-months ended April 30, 2012.
[6]	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006, 2007, 2008, 2009, 2010, 2011 respectively, and the entire six-months ended April 30, 2012.
[7]	For additional information, please refer to the Glossary of Terms.
[8]	Return for the period April 30, 2001 to April 30, 2012.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2012 (Unaudited)

HSBC New York Tax-Free Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Variable Rate Demand Notes	81.3
Municipal Bonds	18.7
Total	100.0

HSBC Prime Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Commercial Paper and Notes	38.5
Certificates of Deposit	21.4
U.S. Treasury Obligations	10.7
Repurchase Agreements	8.1
Corporate Obligations	6.6
Time Deposits	5.2
Yankee Dollars	5.0
Variable Rate Demand Notes	4.5
Total	100.0

HSBC Tax-Free Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Variable Rate Demand Notes	74.9
Municipal Bonds	23.1
Commercial Paper and Notes	2.0
Total	100.0

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Repurchase Agreements	66.9
U.S. Government and Government
Agency Obligations	19.3
U.S. Treasury Obligations	13.8
Total	100.0

U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0

*     Portfolio composition is subject to change.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Variable Rate Demand Notes – 81.2%
	Principal	Amortized
	Amount ($)	Cost ($)
New York – 80.2%
Albany IDA Civic Facility Revenue,
Series A, 0.23%, 6/1/38,
(LOC TD Bank N.A.) (a)	5,875,000	5,875,000
Albany IDA Civic Facility Revenue,
Series A, 0.23%, 7/1/38,
(LOC TD Banknorth N.A.) (a)	4,100,000	4,100,000
Albany IDA Housing Revenue Department
of Public Work, 0.27%, 8/15/35, AMT,
(Credit Support FNMA) (a)	1,000,000	1,000,000
Buffalo Municipal Water Finance
Authority Water Systems Revenue,
0.22%, 7/1/35, (LOC JPMorgan
Chase Bank) (a)	3,000,000	3,000,000
Dutchess County IDA Civic Facility
Revenue, Series A, 0.22%, 7/1/38,
(LOC TD Bank N.A.) (a)	4,000,000	4,000,000
Hempstead IDA Revenue, 2.00%, 9/15/15,
AMT, (LOC Societe Generale) (a)	4,000,000	4,000,000
Long Island Power Authority Electrical
Systems Revenue, Series 2,
Sub-series 2-B, 0.28%, 5/1/33,
(LOC Bayerische Landesbank) (a)	8,000,000	8,000,000
Long Island Power Authority Electrical
Systems Revenue, Sub-series 1-B,
0.23%, 5/1/33, (LOC State Street Bank
& Trust Co.) (a)	4,000,000	4,000,000
Metropolitan Transportation Authority
Dedicated Tax Fund Revenue,
Series A-2, 0.22%, 11/1/31, (LOC Bank
of Tokyo-Mitsubishi UFJ Ltd.) (a)	5,000,000	5,000,000
Metropolitan Transportation Authority
Dedicated Tax Fund Revenue,
Sub-series B-1, 0.22%, 11/1/22, (LOC
State Street Bank & Trust Co.) (a)	2,000,000	2,000,000
Metropolitan Transportation Authority
Revenue, Sub-series B-1, 0.22%, 11/1/34,
(LOC Scotiabank) (a)	5,000,000	5,000,000
Monroe County IDA Civic Facility
Revenue, 0.25%, 4/1/35,
(LOC JPMorgan Chase Bank) (a)	900,000	900,000
Monroe County IDA Civic Facility
Revenue, 0.24%, 6/1/36,
(LOC JPMorgan Chase Bank) (a)	2,000,000	2,000,000
Monroe County IDA Civic Facility
Revenue, 0.25%, 2/1/38,
(LOC JPMorgan Chase Bank) (a)	1,700,000	1,700,000
Monroe County IDA Civic Facility
Revenue, 0.27%, 4/1/38,
(LOC JPMorgan Chase Bank) (a)	2,100,000	2,100,000
Nassau County IDA Civic Facility
Revenue, 1.70%, 6/1/19, AMT,
(LOC Fleet Bank N.A.) (a)	1,310,000	1,310,000
Nassau County Interim Finance
Authority Sales Tax Revenue, Series B,
0.22%, 11/15/21, (LOC Sumitomo Mitsui
Banking Corp.) (a)	5,000,000	5,000,000
New York City Capital Resources Corp.
Revenue, Series B1, 0.33%, 7/1/37,
(LOC Bank of America N.A.) (a)	2,000,000	2,000,000
New York City GO, 0.26%, 9/1/35,
(LOC Royal Bank of Scotland) (a)	3,000,000	3,000,000
New York City GO, Series H,
Sub-series H-3, 0.32%, 8/1/14, (Credit
Support AGM, SPA State Street Bank &
Trust Co.) (a)	3,000,000	3,000,000
New York City GO, Series H,
Sub-series H-3, 0.32%, 8/1/21, (Credit
Support AGM, SPA State Street Bank &
Trust Co.) (a)	1,000,000	1,000,000
New York City GO, Series I,
Sub-series I-6, 0.25%, 4/1/36,
(LOC California State Teacher’s
Retirement System) (a)	3,300,000	3,300,000
New York City GO, Sub-series C-4,
0.23%, 8/1/20, (LOC Bank of Tokyo-
Mitsubishi UFJ Ltd.) (a)	3,000,000	3,000,000
New York City GO, Sub-series D-4,
0.40%, 12/1/32, (SPA Calyon Bank) (a)	3,000,000	3,000,000
New York City GO, Sub-series G-4,
0.22%, 3/1/39, (LIQ FAC Barclays
Bank plc) (a)	2,000,000	2,000,000
New York City Health & Hospital Corp.
Revenue, Series D, 0.26%, 2/15/26,
(Credit Support GO of Corp., LOC
JPMorgan Chase & Co.) (a)	2,000,000	2,000,000
New York City Housing Development
Corp. Multi-family Housing Revenue,
Series A, 0.24%, 9/15/28, AMT, (Credit
Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
New York City Housing Development
Corp. Multi-family Housing Revenue,
Series A, 0.20%, 4/1/31, (Credit Support
FHLMC) (a)	1,135,000	1,135,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
0.22%, 11/1/46, (Credit Support
FHLMC, LIQ FAC FHLMC) (a)	2,000,000	2,000,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.26%, 1/1/36, AMT,
(LOC Citibank N.A.) (a)	2,000,000	2,000,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.30%, 12/1/37, AMT,
(LOC Citibank N.A.) (a)	1,000,000	1,000,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.23%, 12/15/37, AMT, (Credit
Support FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.26%, 1/1/38, AMT,
(LOC Citibank N.A.) (a)	1,400,000	1,400,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.30%, 11/1/39, AMT,
(LOC Citibank N.A.) (a)	3,000,000	3,000,000
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.23%, 10/15/41, (Credit
Support FNMA, LIQ FAC FNMA) (a)	3,000,000	3,000,000

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Variable Rate Demand Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
New York, continued
New York City Housing Development
Corp. Multi-family Mortgage Revenue,
Series A, 0.25%, 7/1/43,
(LOC Citibank N.A.) (a)	2,000,000	2,000,000
New York City IDA Civic Facility
Revenue, 0.29%, 12/1/36, (LOC
JPMorgan Chase Bank) (a)	2,000,000	2,000,000
New York City IDA Special Facility
Revenue, 0.24%, 7/1/24,
(LOC Citibank N.A.) (a)	3,000,000	3,000,000
New York City Municipal Water Finance
Authority Water & Sewer System
Revenue, Series CC, 0.22%, 6/15/41,
(SPA Barclays Bank plc) (a)	5,000,000	5,000,000
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue, Sub-series B-2,
0.23%, 6/15/24, (SPA Lloyds TSB Bank
plc) (a)	4,000,000	4,000,000
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue, Sub-series B-4,
0.23%, 6/15/45, (SPA Northern Trust
Co.) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Series 1,
Sub-series 1-D, 0.24%, 11/1/22, (SPA
Landesbank Hessen-Thuringen) (a)	2,000,000	2,000,000
New York City Transitional Finance
Authority Revenue, Series 3,
Sub-series 3-G, 0.21%, 11/1/22,
(SPA Bank of New York) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Series A,
Sub-series 3-B, 0.21%, 11/1/29, (LOC
Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Series A2,
0.23%, 11/15/27, (SPA Bank of Nova
Scotia) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Sub-series 2-D,
0.27%, 11/1/22, (LIQ FAC Lloyds TSB
Bank plc) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Sub-series 2-F,
0.26%, 11/1/22, (LIQ FAC Bayerische
Landesbank) (a)	2,000,000	2,000,000
New York City Transitional Finance
Authority Revenue, Sub-series 2C,
0.26%, 11/1/22, (LIQ FAC Lloyds TSB
Bank plc) (a)	2,000,000	2,000,000
New York City Transitional Finance
Authority Revenue, Sub-series C-2,
0.24%, 8/1/31, (SPA Landesbank
Hessen-Thuringen) (a)	2,000,000	2,000,000
New York City Trust for Cultural
Resources Revenue, 0.19%, 4/1/26,
(LOC Wells Fargo Bank N.A.) (a)	4,800,000	4,800,000
New York City Trust for Cultural Resources
Revenue, Series B-1, 0.22%, 11/1/38,
(LOC U.S. Bank N.A.) (a)	3,000,000	3,000,000
New York State Dormitory Authority
Revenue, Series D, 0.23%, 7/1/34,
(Credit Support XLCA, LOC TD
Bank N.A.) (a)	4,550,000	4,550,000
New York State Dormitory Authority
Revenue, Non State Supported
Debt, 0.26%, 12/1/36, (LOC TD
Bank N.A.) (a)	3,000,000	3,000,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
0.23%, 1/1/39, (LOC TD
Banknorth N.A.) (a)	3,700,000	3,700,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series A, 0.20%, 11/15/36, (Credit
Support FNMA, LIQ FAC FNMA) (a)	5,000,000	5,000,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series A-1, 0.29%, 7/1/27,
(LOC Bank of America N.A.) (a)	5,000,000	5,000,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series B, 0.33%, 5/15/39, (LOC
Bayerische Landesbank) (a)	4,000,000	4,000,000
New York State Dormitory Authority
Revenue, State Supported Debt,
Series A, 0.23%, 7/1/31, (LOC JPMorgan
Chase Bank) (a)	4,000,000	4,000,000
New York State Energy Research &
Development Authority Facilities
Revenue, 0.24%, 11/1/39, AMT, (LOC
Mizuho Corporate Bank) (a)	4,000,000	4,000,000
New York State Energy Research &
Development Authority Facilities Revenue,
Series C2, 0.25%, 11/1/39, AMT,
(LOC Mizuho Corporate Bank) (a)	4,000,000	4,000,000
New York State Energy Research &
Development Authority Facilities
Revenue, Sub-series A-1, 0.21%, 5/1/39,
(LOC Mizuho Corporate Bank) (a)	4,000,000	4,000,000
New York State Housing Finance Agency
Revenue, 0.30%, 5/15/33, AMT,
(Credit Support FNMA) (a)	2,000,000	2,000,000
New York State Housing Finance Agency
Revenue, 0.21%, 11/15/37, (Credit
Support FNMA) (a)	3,000,000	3,000,000
New York State Housing Finance Agency
Revenue, 0.24%, 5/15/28, AMT,
(Credit Support FNMA, LOC FNMA) (a)	4,000,000	4,000,000
New York State Housing Finance Agency
Revenue, Series A, 0.24%, 11/1/32,
AMT, (Credit Support FHLMC, LIQ
FAC FHLMC) (a)	2,050,000	2,050,000
New York State Housing Finance Agency
Revenue, Series A, 0.23%, 5/15/34,
(Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance Agency
Revenue, Series A, 0.22%, 11/1/41,
(LOC Bank of New York) (a)	3,000,000	3,000,000
New York State Housing Finance Agency
Revenue, Series A, 0.28%, 5/1/42,
(LOC Wells Fargo Bank N.A.) (a)	3,000,000	3,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Variable Rate Demand Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
New York, continued
New York State Housing Finance Agency
Revenue, Series A, 0.23%, 5/1/45,
(Credit Support FHLMC, LIQ
FAC FHLMC) (a)	2,500,000	2,500,000
New York State Local Government
Assistance Corp. Revenue, Series C,
0.26%, 4/1/25, (LOC Landesbank
Hessen-Thuringen) (a)	3,800,000	3,800,000
New York State Local Government
Assistance Corp. Revenue, Series E,
0.30%, 4/1/25, (LOC Landesbank
Hessen-Thuringen) (a)	3,800,000	3,800,000
Ramapo Housing Authority Revenue,
Series A, 0.24%, 12/15/38, AMT,
(Credit Support FNMA, LIQ FAC
FNMA) (a)	5,000,000	5,000,000
Rockland County IDA Civic Facility
Revenue, 0.19%, 12/1/32, (LOC Wells
Fargo Bank N.A.) (a)	5,000,000	5,000,000
Rockland County IDA Revenue,
0.20%, 7/1/20, (LOC TD Banknorth
N.A.) (a)	2,740,000	2,740,000
Suffolk County IDA Civic Facility
Revenue, 0.62%, 8/1/18, AMT,
(LOC JPMorgan Chase Bank) (a)	1,950,000	1,950,000
Suffolk County Water Authority
Revenue, 0.17%, 1/15/13,
(SPA Bank of Nova Scotia) (a)	4,900,000	4,900,000
Syracuse New York IDA Civic Facility
Revenue, Series A, 0.23%, 12/1/35,
(LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series A-2, 0.23%, 11/1/35,
(Credit Support GO of Authority,
LOC California State Teacher’s
Retirement System) (a)	3,000,000	3,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series B, 0.20%, 1/1/32,
(LOC State Street Bank & Trust Co.) (a)	6,000,000	6,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series B-2C, 0.23%, 1/1/32,
(Credit Support GO of Authority,
LOC U.S. Bank N.A.) (a)	2,500,000	2,500,000
Triborough Bridge & Tunnel Authority
Revenue, Series B-3, 0.23%, 1/1/33,
(Credit Support GO of Authority, LOC
U.S. Bank N.A.) (a)	2,500,000	2,500,000
Ulster County IDA Civic Facility Revenue,
Series A, 0.53%, 7/1/21, AMT, (LOC TD
Banknorth N.A.) (a)	875,000	875,000
Westchester County IDA Civic Facility
Revenue, 0.22%, 11/1/24, (LOC
Commerce Bank N.A.) (a)	2,060,000	2,060,000
		251,945,000

Puerto Rico – 1.0%
Puerto Rico Commonwealth GO,
Series C-5-2, 0.25%, 7/1/20,
(Credit Support AGM, LOC Barclays
Bank plc) (a)	3,000,000	3,000,000

TOTAL VARIABLE RATE DEMAND
NOTES(COST $254,945,000)		254,945,000

Municipal Bonds – 18.6%

New York – 16.2%
Erie County IDA School Facility Revenue,
5.75%, 5/1/18, (Credit Support AGM,
State Aid Withholding), prerefunded
5/1/12 @ 100	3,460,000	3,460,000
Erie County IDA School Facility Revenue,
5.75%, 5/1/21, (Credit Support AGM,
State Aid Withholding), prerefunded
5/1/12 @ 100	3,275,000	3,275,000
Erie County IDA School Facility Revenue,
5.75%, 5/1/23, (Credit Support AGM,
State Aid Withholding), prerefunded
5/1/12 @ 100	1,750,000	1,750,000
Metropolitan Transportation Authority
Transit Facilities Revenue, Series C,
5.13%, 7/1/14, (Credit Support AGM),
prerefunded 7/1/12 @ 100	2,630,000	2,651,895
New York City IDA Civic Facility
Revenue, Series A, 6.38%, 7/1/31,
prerefunded 7/1/12 @ 100	1,300,000	1,313,288
New York State Dormitory Authority
Lease Revenue, 5.00%, 7/1/32,
prerefunded 7/1/12 @ 100	4,000,000	4,032,380
New York State Dormitory Authority
Revenue, 5.38%, 5/1/23, prerefunded
5/1/13 @ 100	1,000,000	1,051,704
New York State Dormitory Authority
Revenue, Series A, 5.13%, 5/15/31,
(Credit Support FGIC), prerefunded
5/15/12 @ 101	1,000,000	1,011,903
New York State Environmental Facilities
Corp. Personal Income Tax Revenue,
Series A, 5.25%, 1/1/19, (Credit Support
FGIC), prerefunded 1/1/13 @ 100	2,310,000	2,388,568
Tobacco Settlement Financing Corp.
Asset-Backed Revenue, Series B-1C,
5.50%, 6/1/18, prerefunded
6/1/12 @ 100	20,495,000	20,587,718
TSASC, Inc. Tobacco Settlement
Asset-Backed Revenue, Series 1,
5.75%, 7/15/32, prerefunded
7/15/12 @ 100	9,250,000	9,355,605
		50,878,061

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Municipal Bonds, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Puerto Rico – 2.4%
Puerto Rico Commonwealth GO, Series A,
5.00%, 7/1/32, (Credit Support FGIC),
prerefunded 7/1/12 @ 100	1,000,000	1,008,026
Puerto Rico Highway & Transportation
Authority Revenue, Series D,
5.00%, 7/1/27, (Credit Support AGM),
prerefunded 7/1/12 @ 100	1,000,000	1,008,015
Puerto Rico Highway & Transportation
Authority Revenue, Series H,
5.45%, 7/1/35, prerefunded
7/1/12 @ 100	4,270,000	4,307,167
Puerto Rico Highway & Transportation
Authority Revenue, Series D,
5.25%, 7/1/38, prerefunded
7/1/12 @ 100	1,265,000	1,275,659
		7,598,867

TOTAL MUNICIPAL BONDS
(COST $58,476,928)		58,476,928

TOTAL INVESTMENT SECURITIES
(COST $313,421,928) — 99.8%		313,421,928
____________________

Percentages indicated are based on net assets of $314,191,704.
(a)	Variable rate security. The rate presented represents the rate in effect at April 30, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

AGM	—	Assured Guaranty Municipal Corporation
AMT	—	Interest on security is subject to federal alternative minimum tax
FGIC	—	Financial Guaranty Insurance Company
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
IDA	—	Industrial Development Agency
LIQ FAC	—	Liquidity Facility
LOC	—	Letter of Credit
SPA	—	Standby Purchase Agreement
XLCA	—	XL Capital Assurance

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Certificates of Deposit – 21.4%
	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 16.3%
Bank of Montreal Chicago,
0.14%, 5/3/12	100,000,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.37%, 5/29/12	55,000,000	55,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.53%, 9/4/12	70,000,000	70,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.86%, 2/14/13 (a)	45,000,000	45,000,000
National Australia Bank, N.Y.,
0.34%, 8/16/12 (a)	40,000,000	40,000,000
Norinchukin Bank, N.Y., 0.17%, 5/12/12	150,000,000	150,000,000
Norinchukin Bank, N.Y., 0.50%, 5/17/12	100,000,000	100,000,000
Royal Bank of Canada, N.Y.,
0.46%, 2/15/13 (a)	70,000,000	70,000,000
Sumitomo Mitsui Bank, N.Y.,
0.37%, 5/8/12	50,000,000	50,000,000
Svenska Handelsbanken, N.Y.,
0.25%, 7/24/12	30,000,000	30,000,000
Svenska Handelsbanken, N.Y.,
0.58%, 8/13/12	30,000,000	30,000,000
Toronto Dominion Bank, N.Y.,
0.15%, 6/21/12	60,000,000	60,000,000
		800,000,000

Diversified – 5.1%
Abbey National Treasury Service plc,
0.25%, 5/1/12	100,000,000	100,000,000
Credit Suisse, N.Y., 0.30%, 6/22/12	50,000,000	50,000,715
Natixis, N.Y., 0.42%, 6/1/12	100,000,000	100,000,000
		250,000,715
TOTAL CERTIFICATES OF DEPOSIT
(COST $1,050,000,715)		1,050,000,715

Commercial Paper and Notes – 38.4%

Banking – 17.2%
Australia & New Zealand Banking Group
Ltd., 0.35%, 8/29/12 (b)(c)	43,250,000	43,199,542
Banque et Caisse d’Epargne,
0.24%, 6/11/12 (b)	50,000,000	49,986,333
BPCE, 0.20%, 5/1/12 (b)(c)	100,000,000	100,000,000
Commonwealth Bank of Australia, N.Y.,
0.51%, 5/11/12 (a)	40,000,000	40,000,000
Commonwealth Bank of Australia, N.Y.,
0.32%, 9/17/12 (a)(c)	55,000,000	55,000,000
Credit Agricole North America, Inc.,
0.33%, 5/17/12 (b)	100,000,000	99,985,333
Credit Agricole North America, Inc.,
0.43%, 6/19/12 (b)	75,000,000	74,956,105
DnB NOR Bank ASA, N.Y.,
0.49%, 8/14/12 (a)(c)	45,000,000	45,000,000
KfW, 0.18%, 5/15/12 (b)(c)	50,000,000	49,996,500
KfW, 0.23%, 7/16/12 (b)(c)	40,400,000	40,380,384
Kookmin Bank, N.Y., 0.31%, 5/18/12 (b)(c)	50,000,000	49,992,633
NRW Bank, 0.24%, 7/24/12 (b)(c)	100,000,000	99,944,000
State Street Corp., 0.19%, 7/12/12 (b)	50,000,000	49,981,000
Sumitomo Mitsui Bank, N.Y.,
0.37%, 6/1/12 (b)(c)	50,000,000	49,984,070
		848,405,900

Diversified – 6.8%
Caisse Centrale Desjardins,
0.15%, 5/16/12 (b)(c)	25,000,000	24,998,437
Caisse des Depots et Consignations,
0.46%, 5/15/12 (b)(c)	50,000,000	49,991,055
Caisse des Depots et Consignations,
0.39%, 7/17/12 (b)(c)	30,000,000	29,974,975
Credit Suisse, N.Y., 0.43%, 8/13/12 (b)	59,000,000	58,926,709
Erste Abwicklungsanstalt,
0.45%, 7/11/12 (b)(c)	25,000,000	24,977,813
Nordea North America, Inc.,
0.26%, 5/7/12 (b)	25,000,000	24,998,917
Nordea North America, Inc.,
0.19%, 6/5/12 (b)	49,000,000	48,990,949
Nordea North America, Inc.,
0.58%, 8/10/12 (b)	70,000,000	69,886,095
		332,744,950

Finance – 14.4%
Antalis US Funding Corp.,
0.27%, 5/2/12 (b)(c)	24,000,000	23,999,820
Barclays US Funding LLC,
0.49%, 5/15/12 (b)	62,000,000	61,988,185
Caisse d’Amortissement de la Dette
Sociale, 0.84%, 6/7/12 (b)(c)	41,000,000	40,964,603
Caisse d’Amortissement de la Dette
Sociale, 0.49%, 6/22/12 (a)	55,000,000	55,000,000
Caisse d’Amortissement de la Dette
Sociale, 0.94%, 6/29/12 (b)(c)	24,000,000	23,963,027
Caisse d’Amortissement de la Dette
Sociale, 1.01%, 9/6/12 (b)(c)	35,000,000	34,875,556
Caisse d’Amortissement de la Dette
Sociale, 0.78%, 12/21/12 (b)(c)	50,000,000	49,746,500
Deutsche Bank Financial LLC,
0.38%, 6/1/12 (b)	30,000,000	29,990,183
Deutsche Bank Financial LLC,
0.57%, 6/27/12 (b)	110,000,000	109,900,725
Deutsche Bank Financial LLC,
0.40%, 7/17/12 (b)	25,000,000	24,978,611
Gemini Securitization Corp. LLC,
0.32%, 6/11/12 (b)(c)	25,000,000	24,990,889
Mizuho Funding LLC,
0.38%, 5/15/12 (b)(c)	40,000,000	39,994,089
Mizuho Funding LLC,
0.35%, 7/19/12 (b)(c)	60,000,000	59,953,917
Old Line Funding LLC,
0.14%, 5/1/12 (b)(c)	10,000,000	10,000,000
Old Line Funding LLC,
0.19%, 5/24/12 (b)(c)	7,500,000	7,499,090
Rabobank USA Financial Corp.,
0.56%, 8/10/12 (b)	40,000,000	39,937,156
Sanofi-Aventis, 0.19%, 5/10/12 (b)(c)	25,000,000	24,998,813
UOB Funding LLC, 0.04%, 8/8/12 (b)	45,000,000	44,946,787
		707,727,951

TOTAL COMMERCIAL PAPER AND
NOTES (COST $1,888,878,801)		1,888,878,801

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Corporate Obligations – 6.6%
	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 4.8%
JPMorgan Chase Bank, N.A.,
Series BKNT, 0.50%, 10/18/12,
Callable 6/18/12 @ 100 (d)	70,000,000	70,000,000
JPMorgan Chase Bank, N.A.,
Series 1, 0.36%, 10/19/12, Callable
6/21/12 @ 100 (a)	78,000,000	78,000,000
Westpac Banking Corp., 0.39%, 10/3/12,
Callable 6/12/12 @ 100 (a)	35,000,000	35,000,000
Westpac Banking Corp.,
0.39%, 10/12/12 (a)	50,000,000	50,000,000
		233,000,000

Finance – 1.8%
General Electric Capital Corp., Series A,
5.25%, 10/19/12, MTN	39,453,000	40,336,730
Met Life Global Funding, Inc.,
0.59%, 7/6/12 (a)	50,000,000	50,000,000
		90,336,730
TOTAL CORPORATE OBLIGATION
(COST $323,336,730)		323,336,730

Yankee Dollars – 5.0%

Banking – 0.5%
Sumitomo Mitsui Bank, N.Y.,
0.36%, 5/15/12 (a)	25,000,000	25,000,000

Commercial Banks – 4.0%
Commonwealth Bank of Australia,
2.75%, 10/15/12	31,250,000	31,572,444
National Australia Bank, N.Y.,
0.65%, 2/15/13 (a)	70,000,000	70,000,000
Rabobank Nederland, N.Y.,
0.62%, 3/26/13 (a)	50,000,000	50,000,000
Royal Bank of Canada, N.Y.,
0.53%, 3/4/13 (a)	45,000,000	45,000,000
		196,572,444

Finance – 0.5%
Export Development Canada,
0.59%, 6/7/12 (a)	25,000,000	25,011,415

TOTAL YANKEE DOLLARS
(COST $246,583,859)		246,583,859

Variable Rate Demand Notes – 4.6%

California – 0.9%
Berkeley California Revenue,
0.19%, 7/1/38, (LOC Wells Fargo
Bank N.A.) (a)	9,060,000	9,060,000
California State Infrastructure &
Economic Development Bank
Revenue, 0.23%, 11/15/37,
(LOC U.S. Bank N.A.) (a)	9,300,000	9,300,000
Whittier California Health Facility
Revenue, Series B, 0.20%, 6/1/36,
(LOC U.S. Bank N.A.) (a)	24,700,000	24,700,000
		43,060,000

Florida – 0.2%
Jacksonville Florida Health Facilities
Authority Revenue, Series B,
0.24%, 8/15/23, (LOC Branch Banking
& Trust) (a)	8,745,000	8,745,000

Idaho – 0.3%
Power County Industrial Development
Corp. Exempt Facilities Revenue,
0.29%, 4/1/14, AMT, (LOC Wells Fargo
Bank N.A.) (a)	16,000,000	16,000,000

Illinois – 0.5%
Illinois Development Finance Authority
Solid Waste Disposal Revenue,
0.27%, 9/1/27, AMT, (LOC Wells Fargo
Bank N.A.) (a)	24,900,000	24,900,000

Indiana – 0.3%
Indiana State Finance Authority Hospital
Revenue, Series D, 0.23%, 3/1/33,
(LOC Northern Trust Co.) (a)	12,645,000	12,645,000

Ohio – 0.5%
Cleveland Ohio Economic & Community
Development Revenue, 0.22%, 12/1/33,
(LOC PNC Bank N.A.) (a)	8,665,000	8,665,000
Ohio State Water Development
Authority Revenue, 0.24%, 11/1/25,
(LOC Northern Trust Co.) (a)	6,100,000	6,100,000
Warren County Ohio Health Care
Facilities Revenue, 0.25%, 7/1/31,
(LOC U.S. Bank N.A.) (a)	9,200,000	9,200,000
		23,965,000

Oregon – 0.3%
Clackamas County Oregon Hospital
Facility Authority Revenue,
Series B, 0.22%, 6/1/37, (LOC U.S.
Bank N.A.) (a)	16,700,000	16,700,000

Pennsylvania – 0.3%
Bucks County Pennsylvania Industrial
Development Authority Hospital
Revenue, Series B, 0.24%, 7/1/39,
(LOC PNC Bank N.A.) (a)	14,000,000	14,000,000

South Carolina – 0.3%
South Carolina State Housing Finance &
Development Authority Multi-family
Rental Housing Improvement Revenue,
0.29%, 7/15/39, AMT, (LOC Wells
Fargo Bank N.A.) (a)	17,250,000	17,250,000

Texas – 0.8%
San Antonio Empowerment Zone
Development Corp. Contract Revenue,
0.27%, 10/1/37, AMT, (LOC U.S. Bank
N.A.) (a)	18,000,000	18,000,000
Tarrant County Texas Cultural
Educational Facilities Finance
Corp. Hospital Revenue, Series E,
0.22%, 11/15/50, (LOC Wells Fargo
Bank N.A.) (a)	19,400,000	19,400,000
		37,400,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Variable Rate Demand Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Washington – 0.2%
Washington State Health Care Facilities
Authority Revenue, Series B,
0.23%, 8/15/44, (LOC Wells Fargo
Bank N.A.) (a)	8,650,000	8,650,000

TOTAL VARIABLE RATE DEMAND
NOTES (COST $223,315,000)		223,315,000

U.S. Treasury Obligations – 10.7%

U.S. Treasury Notes – 10.7%
0.63%, 6/30/12	50,000,000	50,032,508
1.38%, 9/15/12	125,000,000	125,563,386
1.38%, 10/15/12	100,000,000	100,557,213
0.38%, 10/31/12	100,000,000	100,101,139
0.63%, 12/31/12	50,000,000	50,155,258
0.75%, 3/31/13	100,000,000	100,471,576

TOTAL U.S. TREASURY OBLIGATIONS
(COST $526,881,080)		526,881,080

Repurchase Agreements – 8.1%

Deutsche Bank Securities, Inc., purchased
on 4/30/12, 0.20%, due on 5/1/12 with
a maturity value of $350,001,944,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.12%-5.50%,
6/1/35-12/1/41, fair value $357,000,001	350,000,000	350,000,000
Goldman Sachs, purchased on 4/30/12,
0.20%, due on 5/1/12 with a maturity
value of $50,000,278, collateralized by
U.S. Treasury Obligation, 2.00%, 1/15/26,
fair value $51,000,145	50,000,000	50,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $400,000,000)		400,000,000

Time Deposits – 5.2%

Barclays Capital Group Time Deposit,
0.13%, 5/1/12	106,000,000	106,000,000
BNP Paribas, 0.14%, 5/1/12	150,000,000	150,000,000

TOTAL TIME DEPOSITS
(COST $256,000,000)		256,000,000

TOTAL INVESTMENT SECURITIES
(COST $4,914,996,185) — 100.0%		4,914,996,185
____________________

Percentages indicated are based on net assets of $4,916,441,929.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Rate presented represents the effective yield at time of purchase.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	Step Bond. Income recognition is on the effective yield method for Step Bonds.

AMT	—	Interest on security is subject to federal alternative minimum tax
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
MTN	—	Medium Term Note

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Commercial Paper and Notes – 1.9%
	Principal	Amortized
	Amount ($)	Cost ($)
Wyoming – 1.9%
Sweetwater County Wyoming Pollution
Control Revenue, 0.18%, 5/3/12,
(LOC Barclays Bank plc)	2,000,000	2,000,000

TOTAL COMMERCIAL PAPER AND
NOTES (COST $2,000,000)		2,000,000

Variable Rate Demand Notes – 73.3%

Alabama – 1.0%
Mobile Alabama Industrial Development
Board Dock & Wharf Revenue, Series A,
0.29%, 6/1/32, (LOC Bayerische
Landesbank) (a)	1,000,000	1,000,000

California – 8.7%
ABAG Finance Authority for Nonprofit
Corps. Multi-family Revenue,
0.27%, 5/15/38, AMT, (Credit Support
FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000
Bay Area Toll Authority California
Toll Bridge Revenue, Series E-1,
0.21%, 4/1/45, (LOC Bank of Tokyo-
Mitsubishi UFJ Ltd.) (a)	1,000,000	1,000,000
California State GO, Series A-2,
0.23%, 5/1/33, (LOC Bank of
Montreal) (a)	600,000	600,000
California State Health Facilities
Financing Authority Revenue,
Series B, 0.22%, 9/1/38, (LOC U.S.
Bank N.A.) (a)	2,000,000	2,000,000
Chino Basin California Regional
Financing Authority Revenue, Series B,
0.26%, 6/1/32, (LOC Lloyds TSB
Bank plc) (a)	2,000,000	2,000,000
Los Angeles County California
Metropolitan Transportation Authority
Sales Tax Revenue, Series C-3,
0.23%, 7/1/25, (LOC Sumitomo Mitsui
Banking Corp.) (a)	1,500,000	1,500,000
		9,100,000

Colorado – 2.5%
Broomfield Colorado Urban Renewal
Authority Tax Increment Revenue,
1.10%, 12/1/30, (LOC BNP Paribas) (a)	645,000	645,000
Colorado Housing & Finance Authority
Multi-family Revenue, 0.24%, 2/15/28,
(Credit Support FNMA, LIQ FAC
FNMA) (a)	1,000,000	1,000,000
Pitkin County Colorado Industrial
Development Revenue, Series B,
0.26%, 4/1/14, AMT, (LOC JPMorgan
Chase Bank) (a)	1,000,000	1,000,000
		2,645,000

Florida – 4.1%
Florida State Gulf Coast University
Financing Corp. Capital Improvement
Revenue, Series B, 0.30%, 2/1/37,
(LOC Bank of America N.A.) (a)	2,000,000	2,000,000
Polk County Florida Industrial
Development Authority Revenue,
0.32%, 10/1/19, AMT, (LOC Branch
Banking & Trust) (a)	2,250,000	2,250,000
		4,250,000

Georgia – 6.3%
Fulton County Georgia Development
Authority Revenue, 0.25%, 5/1/26,
(LOC Branch Banking & Trust) (a)	2,125,000	2,125,000
Fulton County Residential Care Facilities
Elderly Authority Revenue,
Series C, 0.25%, 7/1/17, (LOC Bank
of Scotland) (a)	1,400,000	1,400,000
Gwinnett County Georgia Housing
Authority Multi-family Housing
Revenue, 0.25%, 6/15/25, (Credit
Support FNMA, LIQ FAC FNMA) (a)	1,600,000	1,600,000
Roswell Georgia Housing Authority
Multi-family Revenue, 0.24%, 6/15/25,
(Credit Support FNMA) (a)	1,400,000	1,400,000
		6,525,000

Illinois – 2.4%
Illinois Finance Authority Revenue,
Series A, 0.24%, 11/1/45,
(LOC Northern Trust Co.) (a)	1,500,000	1,500,000
Illinois State Educational Facilities
Authority Revenue, 0.23%, 4/1/31,
(LOC PNC Bank N.A.) (a)	1,000,000	1,000,000
		2,500,000

Indiana – 5.6%
Indiana State Finance Authority
Environmental Revenue, Series A-5,
0.24%, 10/1/40, (LOC Sumitomo Mitsui
Banking Corp.) (a)	1,200,000	1,200,000
Indiana State Finance Authority Revenue,
Series A, 0.24%, 7/1/36, (LOC Northern
Trust Co.) (a)	900,000	900,000
Lawrenceburg Indiana Pollution Control
Revenue, 0.23%, 10/1/19, (LOC Bank of
Nova Scotia) (a)	1,750,000	1,750,000
Lawrenceburg Indiana Pollution Control
Revenue, Series H, 0.25%, 11/1/21,
(LOC Bank of Nova Scotia) (a)	2,000,000	2,000,000
		5,850,000

Kansas – 1.0%
Olathe Kansas Industrial Revenue,
Series A, 0.38%, 3/1/27, AMT, (LOC
Svenska Handelsbanken) (a)	1,000,000	1,000,000

Louisiana – 1.0%
Louisiana Public Facilities Authority
Revenue, Series B-1, 0.21%, 7/1/47,
(LOC Bank of New York) (a)	1,000,000	1,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Variable Rate Demand Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Minnesota – 4.2%
St. Paul Minnesota Port Authority
District Cooling Revenue, Series 9-BB,
0.26%, 3/1/29, (LOC Deutsche Bank
A.G.) (a)	2,070,000	2,070,000
St. Paul Minnesota Port Authority
District Heating Revenue, Series 7-Q,
0.26%, 12/1/28, (LOC Deutsche Bank
A.G.) (a)	2,300,000	2,300,000
		4,370,000

Missouri – 1.0%
Missouri State Health & Educational
Facilities Authority Revenue,
Series B-2, 0.25%, 10/1/35, (LOC
Bank of America N.A.) (a)	1,000,000	1,000,000

Nebraska – 0.9%
Saline County Nebraska Hospital
Authority No. 1 Hospital Revenue,
Series C, 0.27%, 6/1/31, (LOC U.S.
Bank N.A.) (a)	985,000	985,000

New Jersey – 1.4%
New Jersey State Turnpike Authority
Revenue, Series D, 1.00%, 1/1/18,
(Credit Support NATL-RE FGIC, LOC
Societe Generale) (a)	1,500,000	1,500,000

New Mexico – 1.4%
New Mexico Educational Assistance
Foundation Revenue, Series A-1,
0.26%, 4/1/34, AMT, (Credit Support
Guaranteed Student Loans, LOC Royal
Bank of Canada) (a)	1,500,000	1,500,000

New York – 3.4%
New York City GO, Sub-series G-4,
0.23%, 4/1/42, (LOC PNC
Bank N.A.) (a)	1,000,000	1,000,000
New York State Energy Research &
Development Authority Revenue,
Sub-series A-2, 0.26%, 5/1/39,
(LOC Mizuho Corporate Bank) (a)	1,500,000	1,500,000
Triborough Bridge & Tunnel Authority
Revenue, Series B, 0.20%, 1/1/32, (LOC
State Street Bank & Trust Co.) (a)	1,000,000	1,000,000
		3,500,000

North Carolina – 1.9%
Charlotte-Mecklenburg Hospital
Authority North Carolina Health
Care System Revenue, Series H,
0.22%, 1/15/45, (LOC Wells Fargo
Bank N.A.) (a)	2,000,000	2,000,000

Ohio – 4.3%
Cuyahoga County Ohio Hospital
Revenue, 0.24%, 2/1/35, (LOC PNC
Bank N.A.) (a)	2,000,000	2,000,000
Hamilton County Ohio Health Care
Revenue, Series B, 0.26%, 1/1/37,
(LOC PNC Bank N.A.) (a)	500,000	500,000
Ohio State Air Quality Development
Authority Revenue, Series C,
0.24%, 2/1/26, (LOC Bank of Tokyo-
Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
		4,500,000

Oregon – 2.2%
Oregon State Business Development
Commission Revenue, Series 230,
0.32%, 4/1/41, AMT, (LOC U.S. Bank
N.A.) (a)	2,300,000	2,300,000

Pennsylvania – 4.9%
Allegheny County Pennsylvania Industrial
Development Authority Health Care
Facilities Revenue, 0.25%, 12/1/41,
(LOC PNC Bank N.A.) (a)	100,000	100,000
Beaver County Pennsylvania Industrial
Development Authority Revenue,
Series B, 0.24%, 12/1/35, (LOC Citibank
N.A., Guaranty Agreement FirstEnergy
Solutions Corp.) (a)	2,000,000	2,000,000
Haverford Township Pennsylvania School
District GO, 0.26%, 3/1/30, (Credit
Support State Aid Withholding,
LOC TD Bank N.A.) (a)	1,000,000	1,000,000
Philadelphia Pennsylvania School District
GO, Series F, 0.24%, 9/1/30, (Credit
Support State Aid Withholding,
LOC TD Bank N.A.) (a)	2,000,000	2,000,000
		5,100,000

South Carolina – 1.1%
South Carolina Jobs Economic
Development Authority Revenue,
0.25%, 3/1/23, (LOC Branch Banking &
Trust) (a)	1,150,000	1,150,000

Texas – 6.7%
Austin Texas Airport System Revenue,
Series A, 0.25%, 11/15/17, AMT, (LOC
JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Harris County Texas Hospital District
Revenue, 0.25%, 2/15/42, (LOC
JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Houston Texas Utility System Revenue,
Series B-2, 0.20%, 5/15/34, (LOC State
Street Bank & Trust Co.) (a)	2,000,000	2,000,000
Houston Texas Utility System Revenue,
Series B-3, 0.23%, 5/15/34, (LOC
Sumitomo Mitsui Banking Corp.) (a)	1,000,000	1,000,000
Tarrant County Texas Cultural Education
Facilities Finance Corp. Hospital
Revenue, Series C, 0.25%, 11/15/50,
(LOC Northern Trust Co.) (a)	2,000,000	2,000,000
		7,000,000

Utah – 1.9%
Emery County Utah Pollution Control
Revenue, 0.25%, 7/1/15, (LOC BNP
Paribas) (a)	2,000,000	2,000,000

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Variable Rate Demand Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Virginia – 1.9%
Virginia State Commonwealth University
Health System Authority Revenue,
Series B, 0.25%, 7/1/30, (Credit
Support AMBAC, LOC Wachovia
Bank N.A.) (a)	2,000,000	2,000,000

Washington – 1.7%
Washington State Housing Finance
Commission Multi-family Housing
Revenue, 0.24%, 7/1/44, (Credit Support
FHLMC, LIQ FAC FHLMC) (a)	1,800,000	1,800,000

West Virginia – 1.0%
West Virginia State Hospital Finance
Authority Revenue, Series B,
0.24%, 6/1/41, (LOC JPMorgan Chase
Bank) (a)	1,000,000	1,000,000

Wisconsin – 0.8%
Wisconsin State Health & Educational
Facilities Authority Revenue,
0.27%, 2/1/38, (LOC BMO Harris
Bank N.A.) (a)	805,000	805,000

TOTAL VARIABLE RATE DEMAND
NOTES (COST $76,380,000)		76,380,000

Municipal Bonds – 22.7%

Alabama – 2.7%
Jefferson County Alabama Sewer Revenue,
Series D, 5.25%, 2/1/24, (Credit Support
FGIC), prerefunded 8/1/12 @ 100	1,870,000	1,893,313
Jefferson County Alabama Sewer Revenue
Warrants, Series D, 5.00%, 2/1/42,
(Credit Support FGIC), Prerefunded
8/1/12 @ 100	880,000	890,242
		2,783,555

Arizona – 1.1%
Arizona State School Facilities Board
Certificates of Participation, Series A,
5.25%, 9/1/17, (Credit Support
NATL-RE), prerefunded 3/1/13 @ 100	1,080,000	1,125,410

California – 1.0%
California State Department of Water
Resources Supply Revenue, Series A,
5.38%, 5/1/22, prerefunded 5/1/12 @ 101	1,000,000	1,010,000

Florida – 1.2%
Lake County Florida School Board
Certificates of Participation,
5.38%, 7/1/15, (Credit Support AMBAC),
prerefunded 7/1/12 @ 100	1,200,000	1,210,234

Georgia – 2.5%
Georgia Municipal Electric Authority
Revenue, Series A, 5.25%, 11/1/15,
(Credit Support NATL-RE),
prerefunded 11/1/12 @ 100	1,115,000	1,143,082
Georgia State GO, Series B, 5.13%, 5/1/15,
prerefunded 5/1/12 @ 100	1,500,000	1,500,000
		2,643,082

Illinois – 3.0%
Chicago Illinois Metropolitan Water
Reclamation District-Greater Chicago
GO, Series C, 5.38%, 12/1/15,
prerefunded 12/1/12 @ 100	1,500,000	1,544,808
Chicago Illinois Metropolitan Water
Reclamation District-Greater Chicago
GO, Series C, 5.38%, 12/1/16,
prerefunded 12/1/12 @ 100	1,500,000	1,545,294
		3,090,102

Massachusetts – 0.3%
Massachusetts State Special Obligation
Revenue, Series A, 5.38%, 6/1/20,
(Credit Support FGIC), prerefunded
6/1/12 @ 100	300,000	301,218

Michigan – 1.6%
Van Buren Township Michigan
Local Development Authority GO,
5.25%, 4/1/23, (Credit Support FGIC),
prerefunded 4/1/13 @ 100	500,000	522,613
Ypsilanti Michigan Water Supply &
Sewage Disposal System Revenue,
Series C, 5.00%, 9/1/27, (Credit Support
AMBAC), prerefunded 9/1/12 @ 100	1,180,000	1,199,180
		1,721,793

Nevada – 1.0%
Clark County Nevada School District GO,
Series C, 5.00%, 6/15/21, (Credit Support
NATL-RE), prerefunded 6/15/12 @ 100	1,000,000	1,005,831

New Jersey – 2.0%
New Jersey State Educational Facilities
Authority Revenue, 5.00%, 7/1/17,
(Credit Support Radian), prerefunded
7/1/12 @ 100	1,000,000	1,007,930
Tobacco Settlement Financing Corp.
Revenue, 6.00%, 6/1/37, prerefunded
6/1/12 @ 100	1,100,000	1,105,241
		2,113,171

Ohio – 1.5%
Olentangy Local School District GO,
5.25%, 12/1/14, (Credit Support AGM,
Student Credit Program), prerefunded
6/1/12 @ 100	1,610,000	1,616,843

Virginia – 1.8%
Hampton Virginia Convention Center
Revenue, 5.13%, 1/15/28, (Credit Support
AMBAC), prerefunded 1/15/13 @ 100	1,800,000	1,861,997

Washington – 1.0%
Pierce County Washington School District
GO, 5.25%, 12/1/22, (Credit Support
NATL-RE FGIC, School Board Guaranty),
prerefunded 12/1/12 @ 100	1,000,000	1,029,482

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Municipal Bonds, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Wisconsin – 2.0%
Badger Tobacco Asset Securitization Corp.
Revenue, 6.38%, 6/1/32, prerefunded
6/1/12 @ 100	1,070,000	1,075,492
Wisconsin State Transportation Revenue,
Series 2, 5.13%, 7/1/22, (Credit Support
AMBAC), Prerefunded 7/1/12 @ 100	1,000,000	1,008,190
		2,083,682

TOTAL MUNICIPAL BONDS
(COST $23,596,400)		23,596,400

TOTAL INVESTMENT SECURITIES
(COST $101,976,400) — 97.9%		101,976,400
____________________

Percentages indicated are based on net assets of $104,132,451.
(a)
Variable rate security. The rate presented represents the rate in effect at April 30, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Interest on security is subject to federal alternative minimum tax
FGIC	—	Financial Guaranty Insurance Company
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
LIQ FAC	—	Liquidity Facility
LOC	—	Letter of Credit
NATL-RE	—	Reinsurance provided by the National Public Finance Guarantee Corporation

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

U.S. Government and Government Agency Obligations – 19.9%
	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 10.4%
0.20%, 8/2/12 (a)	30,000,000	30,000,000
0.19%, 8/22/12 (a), Series 1	50,000,000	49,997,607
0.21%, 9/20/12 (a), Series 1	50,000,000	49,998,035
0.30%, 2/11/13 (a), Series 4	39,000,000	39,037,079
0.18%, 3/8/13 (a)	80,000,000	79,993,089
0.25%, 3/28/13 (a), Series 1	40,000,000	40,022,067
0.20%, 4/2/13 (a)	108,500,000	108,500,000
0.00%, 5/3/13 (a)	150,000,000	150,000,000
		547,547,877

Federal Home Loan Bank – 5.7%
0.25%, 6/22/12	23,885,000	23,885,000
0.25%, 6/27/12	30,000,000	30,000,000
0.15%, 8/30/12, Callable
5/16/12 @ 100	75,000,000	75,000,000
0.25%, 1/8/13, Callable
9/27/12 @ 100	25,000,000	25,000,000
0.30%, 3/27/13, Callable
6/15/12 @ 100	50,000,000	50,000,000
0.26%, 4/10/13	92,400,000	92,391,292
		296,276,292

Federal National Mortgage Association – 3.8%
0.26%, 8/23/12 (a)	60,605,000	60,615,506
0.27%, 9/17/12 (a)	50,000,000	50,012,539
0.24%, 3/14/13 (a)	82,750,000	82,771,305
		193,399,350
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $1,037,223,519)		1,037,223,519

U.S. Treasury Obligations – 14.2%

U.S. Treasury Notes – 14.2%
1.75%, 8/15/12	50,000,000	50,233,418
4.13%, 8/31/12	50,000,000	50,664,971
4.00%, 11/15/12	75,000,000	76,544,364
0.50%, 11/30/12	75,000,000	75,139,291
3.38%, 11/30/12	10,000,000	10,187,740
0.63%, 12/31/12	50,000,000	50,155,587
0.63%, 2/28/13	100,000,000	100,365,354
1.38%, 3/15/13	50,000,000	50,508,460
0.75%, 3/31/13	175,000,000	175,844,434
1.75%, 4/15/13	50,000,000	50,722,362
3.13%, 4/30/13	50,000,000	51,446,006
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $741,811,987)		741,811,987

Repurchase Agreements – 68.7%

Bank of America Corp., purchased on
4/30/12, 0.19%, due on 5/1/12 with
a maturity value of $400,002,111,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-4.50%,
5/1/26-4/1/42, fair value
$408,000,000	400,000,000	400,000,000
Barclays Capital Group, purchased on
4/26/12, 0.14%, due on 5/3/12 with
a maturity value of $225,006,125,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-8.25%,
5/14/12-9/15/60, fair value
$229,500,717	225,000,000	225,000,000
Barclays Capital Group, purchased on
4/30/12, 0.19%, due on 5/1/12 with
a maturity value of $550,002,903,
collateralized by various U.S.
Government and Government
Agency Obligations, 3.50%-4.00%,
12/1/25-2/1/42, fair value
$561,000,000	550,000,000	550,000,000
Barclays Capital Group, purchased on
4/30/12, 0.20%, due on 5/1/12 with
a maturity value of $75,000,417,
collateralized by various U.S.
Treasury Obligations, 0.41%-3.25%,
5/8/12-12/28/12, fair value
$76,500,000	75,000,000	75,000,000
BNP Paribas, purchased on 4/30/12,
0.19%, due on 5/7/12 with a maturity
value of $250,009,236, collateralized
by various U.S. Government and
Government Agency Obligations,
1.63%-6.14%, 1/1/16-5/1/42, fair
value $255,000,000	250,000,000	250,000,000
BNP Paribas, purchased on 4/30/12,
0.21%, due on 5/1/12 with a maturity
value of $400,002,333, collateralized
by various U.S. Government and
Government Agency Obligations,
5.50%-6.00%, 5/15/24-10/15/40, fair
value $408,000,001	400,000,000	400,000,000
Citigroup Global Markets, purchased
on 4/30/12, 0.20%, due on
5/1/12 with a maturity value of
$300,001,667, collateralized by
various U.S. Government and
Government Agency Obligations,
0.82%-6.50%, 7/1/18-12/1/41, fair
value $306,000,001	300,000,000	300,000,000
Deutsche Bank, purchased on 4/30/12,
0.21%, due on 5/1/12 with a maturity
value of $400,002,333, collateralized
by various U.S. Government and
Government Agency Obligations,
3.50%, 1/20/42-4/15/42, fair value
$408,000,001	400,000,000	400,000,000
Goldman Sachs, purchased on
4/30/12, 0.20%, due on 5/1/12 with
a maturity value of $485,002,694,
collateralized by various U.S.
Treasury Obligations, 1.88%-2.63%,
5/7/12-1/15/26, fair value
$494,700,079	485,000,000	485,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Repurchase Agreements, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Greenwich Capital Markets, Inc.,
purchased on 4/30/12, 0.18%, due
on 5/1/12 with a maturity value of
$200,001,000, collateralized by
various U.S. Treasury Obligations,
2.13%-2.63%, 4/30/18-8/15/21, fair
value $204,003,616	200,000,000	200,000,000
Greenwich Capital Markets, Inc.,
purchased on 4/30/12, 0.20%, due
on 5/1/12 with a maturity value
of $300,001,667, collateralized
by various U.S. Government and
Government Agency Obligations,
3.00%-7.50%, 7/1/14-5/1/42, fair
value $306,004,336	300,000,000	300,000,000

TOTAL REPURCHASE
AGREEMENTS
(COST $3,585,000,000)		3,585,000,000

TOTAL INVESTMENT SECURITIES
(COST $5,364,035,506) — 102.8%.		5,364,035,506
____________________

Percentages indicated are based on net assets of $5,219,290,996.
(a)

Variable rate security. The rate presented represents the rate in effect at April 30, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

U.S. Treasury Obligations – 96.0%
	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 73.4%
0.06%, 5/3/12 (a)	225,000,000	224,999,290
0.05%, 5/10/12 (a)	210,000,000	209,997,262
0.06%, 5/17/12 (a)	525,000,000	524,984,589
0.07%, 5/24/12 (a)	375,000,000	374,982,592
0.10%, 6/14/12 (a)	200,000,000	199,976,168
		1,534,939,901

U.S. Treasury Notes – 22.6%
1.88%, 6/15/12	100,000,000	100,218,959
0.63%, 7/31/12	25,000,000	25,033,256
1.38%, 9/15/12	100,000,000	100,451,287
0.38%, 10/31/12	35,000,000	35,040,623
4.00%, 11/15/12	25,000,000	25,514,080
3.38%, 11/30/12	40,000,000	40,751,167
0.63%, 12/31/12	50,000,000	50,154,081
1.38%, 1/15/13	25,000,000	25,214,147
0.63%, 1/31/13	20,000,000	20,063,570
3.88%, 2/15/13	25,000,000	25,732,699
3.13%, 4/30/13	25,000,000	25,718,265
		473,892,134

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,008,832,035)		2,008,832,035

TOTAL INVESTMENT SECURITIES — 96.0%		2,008,832,035
____________________

Percentages indicated are based on net assets of $2,093,314,904.
(a)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2012 (Unaudited)

	New York
	Tax-Free	Prime	Tax-Free
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at value and amortized cost	$313,421,928	$4,514,996,185	$101,976,400
Repurchase agreements, at value and cost	—	400,000,000	—
Total Investments	313,421,928	4,914,996,185	101,976,400
Cash	—	935,782	1,661,626
Interest and dividends receivable	1,288,042	1,516,403	460,273
Receivable for capital shares issued	—	214,000	—
Receivable from Investment Adviser	4,955	—	5,713
Prepaid expenses and other assets	29,562	81,778	41,831
Total Assets	314,744,487	4,917,744,148	104,145,843

Liabilities:
Cash overdraft	504,869	—	—
Dividends payable	—	415,767	—
Accrued expenses and other liabilities:
Investment Management	—	426,319	—
Administration	16,397	227,696	4,910
Distribution	—	1	—
Shareholder Servicing	—	17,729	316
Compliance Service	35	3,318	126
Accounting	307	1,849	1,166
Custodian	741	3,524	276
Transfer Agent	2,090	4,167	2,889
Trustee	2,466	4,563	216
Other	25,878	197,286	3,493
Total Liabilities	552,783	1,302,219	13,392
Net Assets	$314,191,704	$4,916,441,929	$104,132,451

Composition of Net Assets:
Capital	314,191,703	4,916,439,426	104,132,450
Undistributed (distributions in excess of ) net investment income	1	—	1
Accumulated net realized gains (losses) from investments	—	2,503	—
Net Assets	$314,191,704	$4,916,441,929	$104,132,451

Net Assets:
Class A Shares	$195,634	$31,051,852	$—
Class B Shares	—	71,108	—
Class C Shares	—	6,162	—
Class D Shares	195,101,149	1,271,490,656	79,198,117
Class I Shares	—	3,020,983,318	—
Class Y Shares	118,894,921	592,838,833	24,934,334
	$314,191,704	$4,916,441,929	$104,132,451
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	195,634	31,052,394	—
Class B Shares	—	71,137	—
Class C Shares	—	6,161	—
Class D Shares	195,104,640	1,271,430,124	79,196,272
Class I Shares	—	3,021,060,707	—
Class Y Shares	118,897,983	592,833,129	24,935,811
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$—
Class B Shares(a)	$—	$1.00	$—
Class C Shares(a)	$—	$1.00	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$—
Class Y Shares	$1.00	$1.00	$1.00
____________________

(a)       Redemption Price per share varies by length of time shares are held.

28	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2012 (Unaudited) (continued)

	U.S.
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Assets:
Investments, at value and amortized cost	$1,779,035,506	$2,008,832,035
Repurchase agreements, at value and cost	3,585,000,000	—
Total Investments	5,364,035,506	2,008,832,035
Cash	2,844,409	81,998,912
Interest and dividends receivable	2,924,602	2,389,306
Receivable for capital shares issued	40,542	—
Receivable from Investment Adviser	—	309,722
Prepaid expenses and other assets	58,007	37,292
Total Assets	5,369,903,066	2,093,567,267

Liabilities:
Dividends payable	49,812	—
Payable for investments purchased	150,000,000	—
Accrued expenses and other liabilities:
Investment Management	142,778	—
Administration	205,912	74,550
Compliance Service	2,707	782
Custodian	4,147	2,825
Transfer Agent	2,990	2,988
Trustee	3,396	5,938
Other	200,328	165,280
Total Liabilities	150,612,070	252,363
Net Assets	$5,219,290,996	$2,093,314,904

Composition of Net Assets:
Capital	5,219,292,527	2,093,333,546
Undistributed (distributions in excess of) net investment income	2	9
Accumulated net realized gains (losses) from investments	(1,533)	(18,651)
Net Assets	$5,219,290,996	$2,093,314,904

Net Assets:
Class A Shares	$1,781,303	$5,099
Class B Shares	76,379	35,412
Class D Shares	604,319,961	519,686,932
Class I Shares	2,025,259,888	432,143,510
Class Y Shares	2,587,853,465	1,141,443,951
	$5,219,290,996	$2,093,314,904
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,779,924	5,091
Class B Shares	76,367	35,412
Class D Shares	604,138,477	519,688,046
Class I Shares	2,025,381,775	432,178,377
Class Y Shares	2,587,916,344	1,141,431,597
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00
Class B Shares(a)	$1.00	$1.00
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00
____________________

(a)       Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2012 (Unaudited)

	New York
	Tax-Free	Prime	Tax-Free
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Interest	$304,729	$9,309,991	$129,849
Dividends	22	—	—
Total Investment Income	304,751	9,309,991	129,849

Expenses:
Investment Management	197,464	3,185,827	69,217
Advisory Services:
Operational Support — Class A Shares	58	14,337	—
Operational Support — Class B Shares	—	39	—
Operational Support — Class C Shares	—	4	—
Operational Support — Class D Shares	68,438	751,996	52,418
Operational Support — Class Y Shares	30,238	327,721	16,799
Administration:
Class A Shares	57	7,093	—
Class B Shares	—	20	—
Class D Shares	70,026	370,328	25,816
Class I Shares	—	1,029,643	—
Class Y Shares	30,525	161,690	8,266
Distribution:
Class B Shares	—	297	—
Class C Shares	—	23	—
Shareholder Servicing:
Class A Shares	460	57,353	—
Class B Shares	—	99	—
Class C Shares	—	7	—
Class D Shares	342,188	1,880,666	131,047
Accounting	34,902	40,752	39,646
Compliance Service	4,679	61,770	1,262
Custodian	11,056	155,437	5,526
Printing	11,676	152,223	2,645
Transfer Agent	16,579	31,563	14,281
Trustee	13,584	196,141	4,110
Registration fees	26,654	51,668	31,948
Other	43,960	628,953	17,759
Total expenses before fee reductions	902,544	9,105,650	420,740
Fees voluntarily reduced by Investment Adviser	(237,073)	(583,988)	(160,362)
Fees voluntarily reduced by Administrator	(18,072)	—	—
Fees voluntarily reduced by Distributor	—	(317)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(342,648)	(1,893,200)	(130,008)
Fees paid indirectly	—	—	(521)
Net Expenses	304,751	6,628,145	129,849

Net Investment Income (Loss)	—	2,681,846	—

Net realized gains (losses) from investments	—	15,883	—

Change In Net Assets Resulting From Operations	$—	$2,697,729	$—

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2012 (Unaudited) (continued)

	U.S.
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Investment Income:
Interest	$3,523,499	$722,463
Total Investment Income	3,523,499	722,463

Expenses:
Investment Management	2,330,414	1,181,536
Advisory Services:
Operational Support — Class A Shares	1,280	64
Operational Support — Class B Shares	46	18
Operational Support — Class C Shares	—	1
Operational Support — Class D Shares	344,593	294,792
Operational Support — Class Y Shares	1,046,629	535,616
Administration:
Class A Shares	630	30
Class B Shares	22	8
Class C Shares	—	1
Class D Shares	170,179	145,420
Class I Shares	465,500	173,010
Class Y Shares	519,835	265,280
Distribution:
Class B Shares	341	133
Class C Shares	—	19
Shareholder Servicing:
Class A Shares	5,119	256
Class B Shares	113	44
Class C Shares	—	3
Class D Shares	861,494	736,989
Accounting	33,990	32,900
Compliance Service	42,617	24,410
Custodian	120,719	47,832
Printing	83,916	41,968
Transfer Agent	25,435	21,028
Trustee	142,295	78,118
Registration fees	36,534	23,974
Other	448,553	261,830
Total expenses before fee reductions	6,680,254	3,865,280
Fees voluntarily reduced by Investment Adviser	(2,255,246)	(2,206,552)
Fees voluntarily reduced by Administrator	(265,133)	(159,738)
Fees voluntarily reduced by Distributor	(341)	(142)
Fees voluntarily reduced by Shareholder Servicing Agent	(866,726)	(737,292)
Fees paid indirectly	(12,415)	(39,102)
Net Expenses	3,280,393	722,454

Net Investment Income	243,106	9

Net realized gains (losses) from investments	4,273	1,241
Change In Net Assets Resulting From Operations	$247,379	$1,250

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	New York Tax-Free		Prime
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$—	$40,079	$2,681,846	$5,030,518
Net realized gains (losses) from investments	—	—	15,883	186,929
Change in net assets resulting from operations	—	40,079	2,697,729	5,217,447

Dividends:
Net investment income:
Class A Shares	—	(104)	(1,439)	(2,420)
Class B Shares	—	—	(4)	(18)
Class C Shares	—	—	(2)	(8)
Class D Shares	—	(29,578)	(75,504)	(174,840)
Class I Shares	—	—	(2,551,253)	(4,730,216)
Class Y Shares	—	(10,398)	(53,644)	(126,895)
Change in net assets resulting from
shareholder dividends	—	(40,080)	(2,681,846)	(5,034,397)

Change in net assets resulting from
capital transactions	(213,855,498)	27,291,715	(1,654,723,767)	(944,671,396)
Change in net assets	(213,855,498)	27,291,714	(1,654,707,884)	(944,488,346)

Net Assets:
Beginning of period	528,047,202	500,755,488	6,571,149,813	7,515,638,159
End of period	$314,191,704	$528,047,202	$4,916,441,929	$6,571,149,813
Accumulated net investment income (loss)	$1	$1	$—	$1

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	New York Tax-Free		Prime
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$150,000	$2,560,641	$4,337,149	$35,520,209
Dividends reinvested	—	100	52	127
Value of shares redeemed	(150,000)	(16,927,984)	(1,048,025)	(40,700,451)
Class A Shares capital transactions	—	(14,367,243)	3,289,176	(5,180,115)

Class B Shares:
Proceeds from shares issued	—	—	19,430	21,964
Dividends reinvested	—	—	4	13
Value of shares redeemed	—	—	(80,190)	(115,996)
Class B Shares capital transactions	—	—	(60,756)	(94,019)

Class C Shares:
Proceeds from shares issued	—	—	373	148,117
Dividends reinvested	—	—	2	8
Value of shares redeemed	—	—	—	(186,363)
Class C Shares capital transactions	—	—	375	(38,238)

Class D Shares:
Proceeds from shares issued	364,021,776	1,089,562,960	3,076,697,150	6,469,859,849
Dividends reinvested	—	22,219	63,114	136,446
Value of shares redeemed	(588,968,611)	(1,050,431,214)	(3,396,887,468)	(6,574,729,064)
Class D Shares capital transactions	(224,946,835)	39,153,965	(320,127,204)	(104,732,769)

Class I Shares:
Proceeds from shares issued	—	—	20,441,179,193	42,931,122,838
Dividends reinvested	—	—	1,306,178	2,548,860
Value of shares redeemed	—	—	(21,730,858,359)	(43,303,107,094)
Class I Shares capital transactions	—	—	(1,288,372,988)	(369,435,396)

Class Y Shares:
Proceeds from shares issued	214,323,273	611,549,903	1,021,734,630	2,135,069,470
Dividends reinvested	—	7,717	47,726	117,129
Value of shares redeemed	(203,231,936)	(609,052,627)	(1,071,234,726)	(2,600,377,458)
Class Y Shares capital transactions	11,091,337	2,504,993	(49,452,370)	(465,190,859)
Change in net assets resulting from
capital transactions	$(213,855,498)	$27,291,715	$(1,654,723,767)	$(944,671,396)
See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Free		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$—	$11,489	$243,106	$1,248,618
Net realized gains (losses) from investments	—	—	4,273	220,254
Change in net assets resulting from operations	—	11,489	247,379	1,468,872

Dividends:
Net investment income:
Class A Shares	—	—	(127)	(869)
Class B Shares	—	—	(4)	(8)
Class D Shares	—	(6,019)	(34,446)	(79,461)
Class I Shares	—	—	(103,840)	(886,348)
Class Y Shares	—	(5,469)	(104,689)	(282,432)
Net realized gains:
Class A Shares	—	—	(35)	—
Class B Shares	—	—	(1)	—
Class D Shares	—	(1,194)	(7,445)	—
Class I Shares	—	—	(19,650)	—
Class Y Shares	—	(585)	(18,416)	—
Change in net assets resulting from
shareholder dividends	—	(13,267)	(288,653)	(1,249,118)

Change in net assets resulting from
capital transactions	(16,486,571)	15,452,934	1,111,624,516	(4,860,273,121)
Change in net assets	(16,486,571)	15,451,156	1,111,583,242	(4,860,053,367)

Net Assets:
Beginning of period	120,619,022	105,167,866	4,107,707,754	8,967,761,121
End of period	$104,132,451	$120,619,022	$5,219,290,996	$4,107,707,754
Accumulated net investment income (loss)	$1	$1	$2	$2

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Free		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$795,182	$31,276,415
Dividends reinvested	—	—	9	79
Value of shares redeemed	—	(255)	(3,009,286)	(53,208,562)
Class A Shares capital transactions	—	(255)	(2,214,095)	(21,932,068)

Class B Shares:
Proceeds from shares issued	—	—	—	72,864
Dividends reinvested	—	—	5	8
Value of shares redeemed	—	—	(17,135)	(67,324)
Class B Shares capital transactions	—	—	(17,130)	5,548

Class C Shares:
Value of shares redeemed	—	—	—	(3)
Class C Shares capital transactions	—	—	—	(3)

Class D Shares:
Proceeds from shares issued	149,424,026	217,131,493	1,170,405,759	3,459,519,344
Dividends reinvested	—	2,418	24,844	50,828
Value of shares redeemed	(150,188,532)	(211,158,639)	(1,312,561,964)	(3,635,390,571)
Class D Shares capital transactions	(764,506)	5,975,272	(142,131,361)	(175,820,399)

Class I Shares:
Proceeds from shares issued	—	—	9,345,968,631	24,356,407,905
Dividends reinvested	—	—	90,077	640,334
Value of shares redeemed	—	—	(8,966,544,294)	(27,812,865,292)
Class I Shares capital transactions	—	—	379,514,414	(3,455,817,053)

Class Y Shares:
Proceeds from shares issued	75,330,650	213,868,994	7,539,852,962	18,153,063,238
Dividends reinvested	—	900	121,964	276,177
Value of shares redeemed	(91,052,715)	(204,391,977)	(6,663,502,238)	(19,360,048,561)
Class Y Shares capital transactions	(15,722,065)	9,477,917	876,472,688	(1,206,709,146)
Change in net assets resulting from
capital transactions	$(16,486,571)	$15,452,934	$1,111,624,516	$(4,860,273,121)

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury Money Market Fund
	For the six months ended April 30, 2012	For the year ended October 31, 2011
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$9	$276,251
Net realized gains (losses) from investments	1,241	4,376
Change in net assets resulting from operations	1,250	280,627

Dividends:
Net investment income:
Class A Shares	—	(212)
Class B Shares	—	(5)
Class D Shares	—	(73,082)
Class I Shares	—	(108,964)
Class Y Shares	—	(93,694)
Net realized gains:
Class A Shares	—	(2)
Class B Shares	—	(1)
Class D Shares	(6,485)	(8,821)
Class I Shares	(6,826)	(22,434)
Class Y Shares	(10,955)	(12,621)
Change in net assets resulting from
shareholder dividends	(24,266)	(319,836)

Change in net assets resulting from capital transactions	(509,745,826)	(682,335,435)
Change in net assets	(509,768,842)	(682,374,644)

Net Assets:
Beginning of period	2,603,083,746	3,285,458,390
End of period	$2,093,314,904	$2,603,083,746
Accumulated net investment income (loss)	$9	$—

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury Money Market Fund
	For the six months ended April 30, 2012	For the year ended October 31, 2011
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$1,775,885
Dividends reinvested	—	187
Value of shares redeemed	(607,887)	(34,165,775)
Class A Shares capital transactions	(607,887)	(32,389,703)

Class B Shares:
Proceeds from shares issued	—	1,031
Dividends reinvested	—	6
Value of shares redeemed	—	(15,915)
Class B Shares capital transactions	—	(14,878)

Class C Shares:
Proceeds from shares issued	114,177	—
Value of shares redeemed	(114,177)	(41)
Class C Shares capital transactions	—	(41)

Class D Shares:
Proceeds from shares issued	888,788,332	2,802,057,554
Dividends reinvested	2,757	49,431
Value of shares redeemed	(989,038,320)	(2,908,396,536)
Class D Shares capital transactions	(100,247,231)	(106,289,551)

Class I Shares:
Proceeds from shares issued	1,372,267,863	8,121,397,977
Dividends reinvested	3,734	75,052
Value of shares redeemed	(1,923,095,340)	(8,517,488,640)
Class I Shares capital transactions	(550,823,743)	(396,015,611)

Class Y Shares:
Proceeds from shares issued	1,113,880,486	2,033,753,306
Dividends reinvested	10,587	101,736
Value of shares redeemed	(971,958,038)	(2,181,480,693)
Class Y Shares capital transactions	141,933,035	(147,625,651)
Change in net assets resulting from capital transactions	$(509,745,826)	$(682,335,435)

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC NEW YORK TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

	Investment Activities							Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	3.00	%(c)	$120,841		0.65	%(c)	0.65%		2.98	%(c)	0.67%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	1.94%		45,791		0.63%		0.63%		2.09%		0.63%
Year Ended October 31, 2009	1.00	—	(d)			—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.18	%(e)	40,698		0.49	%(e)	0.49	%(e)	0.21	%(e)	0.67	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.02	%(f)	14,564		0.23%		0.23%		0.02	%(f)	0.64%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		196		0.22%		0.22%		0.01%		0.66%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—		—	(d)	—		—		—		1.00	—%		196		0.17%		0.17%		—%		0.69%
CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.39	%(c)	$34		1.25	%(c)	1.25%		2.38	%(c)	1.27%
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)		1.00	1.33%		35		1.23%		1.23%		1.30%		1.23%
Year Ended October 31, 2009	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.08	%(e)	21		0.65	%(e)	0.65	%(e)	0.08	%(e)	1.27	%(e)
Year Ended October 31, 2010(g)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	—		0.22%		0.22%		0.02	%(f)	1.24%
Year Ended October 31, 2011(h)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Six Months Ended April 30, 2012 (Unaudited)(h)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
CLASS C SHARES
Year Ended October 31, 2007(i)	$1.00	—		—		—		—		—		—		$1.00	—%		$—	(j)	—%		—%		—%		—%
Year Ended October 31, 2008(i)	1.00	—		—		—		—		—		—		1.00	—%		—	(j)	—%		—%		—%		—%
Year Ended October 31, 2009(h)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2010(h)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2011(h)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Six Months Ended April 30, 2012 (Unaudited)(h)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	3.16	%(c)	$531,864		0.50	%(c)	0.50%		3.14	%(c)	0.52%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	2.09%		586,791		0.48%		0.48%		1.99%		0.48%
Year Ended October 31, 2009	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.25	%(e)	423,061		0.43	%(e)	0.43	%(e)	0.26	%(e)	0.52	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.02	%(f)	380,888		0.23%		0.23%		0.02	%(f)	0.49%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		420,048		0.19%		0.19%		0.01%		0.51%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—		—	(d)	—		—		—		1.00	—%		195,101		0.15%		0.15%		—%		0.53%
CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	3.42	%(c)	$339,665		0.25	%(c)	0.25%		3.39	%(c)	0.27%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	2.35%		319,797		0.23%		0.23%		2.27%		0.23%
Year Ended October 31, 2009	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.40	%(e)	210,706		0.26	%(e)	0.26	%(e)	0.39	%(e)	0.27	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.02	%(f)	105,303		0.22%		0.22%		0.02	%(f)	0.24%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		107,804		0.19%		0.19%		0.01%		0.26%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—		—	(d)	—		—		—		1.00	—%		118,895		0.16%		0.16%		—%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.
(d)	Represents less than $0.005 or $(0.005).
(e)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(g)	Class B Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 190 days during the period. The net asset value, end of period, presented is as of the last day during the class had operations.
(h)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(i)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.
(j)	Less than $500.

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investments Activities						Dividends							Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(c)	0.05		(0.05)		(0.05)		$1.00	4.77	%(d)	$471,148	0.67	%(d)	0.67	%(d)	4.68	%(d)	0.70%
Year Ended October 31, 2008	1.00	0.03		—	(c)	0.03		(0.03)		(0.03)		1.00	2.71	%(e)	308,499	0.67%		0.67%		2.73%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.32	%(f)	343,265	0.55	%(f)	0.55	%(f)	0.31	%(f)	0.69	%(f)
Year Ended October 31, 2010	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01	%(h)	32,943	0.29%		0.29%		0.01	%(h)	0.67%
Year Ended October 31, 2011	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		27,763	0.26%		0.26%		0.01%		0.68%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		31,052	0.29%		0.29%		0.01%		0.69%
CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.04		—	(c)	0.04		(0.04)		(0.04)		$1.00	4.14	%(d)	$204	1.27	%(d)	1.27	%(d)	4.07	%(d)	1.30%
Year Ended October 31, 2008	1.00	0.02		—	(c)	0.02		(0.02)		(0.02)		1.00	2.10	%(e)	199	1.27%		1.27%		2.08%		1.27%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—		—		1.00	0.17	%(f)	312	0.68	%(f)	0.68	%(f)	0.13	%(f)	1.30	%(f)
Year Ended October 31, 2010	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01	%(h)	226	0.29%		0.29%		0.01	%(h)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		132	0.26%		0.26%		0.01%		1.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		71	0.28%		0.28%		0.01%		1.29%
CLASS C SHARES
Year Ended October 31, 2007	$1.00	0.04		—	(c)	0.04		(0.04)		(0.04)		$1.00	4.14	%(d)	$317,217	1.27	%(d)	1.27	%(d)	4.08	%(d)	1.30%
Year Ended October 31, 2008	1.00	0.02		—	(c)	0.02		(0.02)		(0.02)		1.00	2.10	%(e)	316,779	1.27%		1.27%		2.04%		1.27%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.17	%(f)	259,364	0.74	%(f)	0.74	%(f)	0.19	%(f)	1.29	%(f)
Year Ended October 31, 2010	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01	%(h)	44	0.29%		0.29%		0.01	%(h)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		6	0.25%		0.25%		0.01%		1.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.03%		6	0.23%		0.23%		0.06%		1.31%
CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(c)	0.05		(0.05)		(0.05)		$1.00	4.92	%(d)	$3,710,803	0.52	%(d)	0.52	%(d)	4.83	%(d)	0.55%
Year Ended October 31, 2008	1.00	0.03		—	(c)	0.03		(0.03)		(0.03)		1.00	2.86	%(e)	2,720,592	0.52%		0.52%		2.89%		0.52%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.40	%(f)	1,994,448	0.49	%(f)	0.49	%(f)	0.42	%(f)	0.54	%(f)
Year Ended October 31, 2010	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01	%(h)	1,695,222	0.29%		0.29%		0.01	%(h)	0.52%
Year Ended October 31, 2011	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		1,591,614	0.26%		0.26%		0.01%		0.53%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		1,271,491	0.28%		0.28%		0.01%		0.54%
CLASS I SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(c)	0.05		(0.05)		(0.05)		$1.00	5.33	%(d)	$1,870,485	0.14	%(d)	0.14	%(d)	5.21	%(d)	0.21%
Year Ended October 31, 2008	1.00	0.03		—	(c)	0.03		(0.03)		(0.03)		1.00	3.23	%(e)	2,954,253	0.16%		0.16%		3.14%		0.17%
Year Ended October 31, 2009	1.00	0.01		—	(c)	0.01		(0.01)		(0.01)		1.00	0.69	%(f)	7,189,613	0.18	%(f)	0.18	%(f)	0.55	%(f)	0.19	%(f)
Year Ended October 31, 2010	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14	%(h)	4,679,632	0.17%		0.17%		0.14	%(h)	0.17%
Year Ended October 31, 2011	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.10%		4,309,346	0.17%		0.17%		0.10%		0.18%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.06%		3,020,983	0.17%		0.17%		0.12%		0.19%
CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(c)	0.05		(0.05)		(0.05)		$1.00	5.19	%(d)	$1,036,994	0.27	%(d)	0.27	%(d)	5.08	%(d)	0.30%
Year Ended October 31, 2008	1.00	0.03		—	(c)	0.03		(0.03)		(0.03)		1.00	3.12	%(e)	2,236,927	0.27%		0.27%		2.96%		0.27%
Year Ended October 31, 2009	1.00	0.01		—	(c)	0.01		(0.01)		(0.01)		1.00	0.58	%(f)	1,194,680	0.29	%(f)	0.29	%(f)	0.68	%(f)	0.29	%(f)
Year Ended October 31, 2010	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.05	%(h)	1,107,571	0.26%		0.26%		0.04	%(h)	0.27%
Year Ended October 31, 2011	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		642,290	0.26%		0.26%		0.02%		0.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(c)(g)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		592,839	0.28%		0.28%		0.02%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(e)	During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16, 746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(f)	Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(g)	Calculated based on average shares outstanding.
(h)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets, (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2007(c)	$1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)	$1.00	0.18%		$—		0.72%		0.72%		2.96%		0.92%
Year Ended October 31, 2008(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2009(f)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01	%(g)	—	(h)	0.31	%(g)	0.31	%(g)	0.36	%(g)	0.07	%(g)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	—	%(i)	—	(h)	0.15%		0.15%		0.12	%(i)	0.28%
Year Ended October 31, 2011(j)	1.00	—	(d)	—	(d)	—	(d)	—		—		—		1.00	—%		—		0.26%		0.26%		(0.02)%		0.46%
Six Months Ended April 30, 2012 (Unaudited)(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
CLASS C SHARES
Year Ended October 31, 2007(k)	$1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)	$1.00	0.09%		$—		1.34%		1.34%		2.24%		1.54%
Year Ended October 31, 2008(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2009(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2010(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2011(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Six Months Ended April 30, 2012 (Unaudited)(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	3.04%		$40,184		0.63%		0.63%		3.04%		0.83%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	2.13%		69,787		0.46%		0.46%		2.05%		0.66%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.31	%(g)	95,350		0.43	%(g)	0.43	%(g)	0.29	%(g)	0.63	%(g)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(i)	73,988		0.26%		0.26%		0.01	%(i)	0.64%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		79,963		0.24%		0.24%		0.01%		0.68%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—		—		—		—		—		—		1.00	—%		79,198		0.19%		0.19%		—%		0.67%
CLASS I SHARES
Year Ended October 31, 2007(e)	$1.00	—		—		—		—		—		—		$1.00	—%		$—		—%		—%		—%		—%
Year Ended October 31, 2008(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2010(l)	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(i)	—		0.16%		0.16%		0.09	%(i)	0.37%
Year Ended October 31, 2011(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Six Months Ended April 30, 2012 (Unaudited)(e)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	3.30%		$18,936		0.34%		0.34%		3.31%		0.54%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	2.38%		143,730		0.20%		0.20%		2.31%		0.40%
Year Ended October 31, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—	(d)	(0.01)		1.00	0.55	%(g)	97,789		0.18	%(g)	0.18	%(g)	0.57	%(g)	0.38	%(g)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.08	%(i)	31,180		0.18%		0.18%		0.09	%(i)	0.39%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.02%		40,656		0.20%		0.20%		0.01%		0.44%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—		—		—		—		—		—		1.00	—%		24,934		0.18%		0.18%		—%		0.42%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.
(d)	Represents less than $0.005 or $(0.005).
(e)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(f)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented as of the last day during the period the class had shareholders.
(g)	Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(h)	Less than $500.
(i)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(j)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 141 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.
(k)	Class C Shares commenced operations on July 30, 2007 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period. The net asset value, end of period, presented is as of the last day during the class had shareholders.
(l)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 51 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
				Net Realized																Ratio of Expenses		Ratio of Net		Ratios of
				and																to Average		Investment		Expenses
	Net Asset	Net		Unrealized						Net Realized								Ratio of Net		Net Assets		Income		to Average
	Value,	Investment		Gains		Total from		Net		Gains from				Net Asset			Net Assets at	Expenses to		(Excluding		to Average		Net Assets
	Beginning	Income		(Losses) from		Investment		Investment		Investment		Total		Value, End	Total		End of Period	Average Net		Fees Paid		Net		(Excluding Fee
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		of Period	Return(a)		(000’s)	Assets(b)		Indirectly)(b)		Assets(b)		Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	4.63	%(c)	$1,090,807	0.65	%(c)	0.65%		4.56	%(c)	0.70%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	2.20%		703,712	0.67%		0.67%		2.29%		0.67%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.14	%(e)	574,577	0.52	%(e)	0.52	%(e)	0.14	%(e)	0.72	%(e)
Year Ended October 31, 2010	1.00	—		—		—		—	(d)	—	(d)	—	(d)	1.00	0.02	%(f)	25,926	0.23%		0.23%		0.01	%(f)	0.67%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		3,995	0.16%		0.16%		0.01%		0.68%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		1,781	0.13%		0.14%		0.01%		0.69%
CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	4.76	%(c)	$1	1.25	%(c)	1.25%		4.01	%(c)	1.28%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	1.67%		54	1.29%		1.29%		1.24%		1.29%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.08	%(e)	84	0.54	%(e)	0.54	%(e)	0.08	%(e)	1.30	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.02	%(f)	88	0.22%		0.22%		0.01	%(f)	1.27%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		94	0.17%		0.17%		0.01%		1.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		76	0.14%		0.14%		0.01%		1.29%
CLASS C SHARES
Period Ended October 31, 2007(g)	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00	3.79	%(c)	$428	1.20	%(c)	1.20%		3.78	%(c)	1.25%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	1.59%		101	1.27%		1.27%		1.28%		1.27%
Year Ended October 31, 2009(h)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.08	%(e)	229	0.50	%(e)	0.50	%(e)	0.04	%(e)	1.32	%(e)
Year Ended October 31, 2010(i)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.02	%(f)	— (j)	0.23%		0.23%		0.01	%(f)	1.27%
Year Ended October 31, 2011(k)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Six Months Ended
April 30, 2012 (Unaudited)(k)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	4.79	%(c)	$761,155	0.50	%(c)	0.50%		4.66	%(c)	0.54%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	2.36%		1,438,199	0.52%		0.52%		1.92%		0.52%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.18	%(e)	767,551	0.48	%(e)	0.48	%(e)	0.21	%(e)	0.58	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.02	%(f)	922,510	0.22%		0.22%		0.02	%(f)	0.52%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		746,458	0.17%		0.17%		0.01%		0.53%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		604,320	0.14%		0.14%		0.01%		0.54%
CLASS I SHARES
Year Ended October 31, 2007(l)	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	4.99	%(c)	$949,095	0.15	%(c)	0.15%		4.73	%(c)	0.17%
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)		—		(0.03)		1.00	2.72%		4,908,887	0.17%		0.17%		2.23%		0.18%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.43	%(e)	8,176,980	0.22	%(e)	0.22	%(e)	0.38	%(e)	0.22	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.08	%(f)	5,100,891	0.16%		0.16%		0.07	%(f)	0.17%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.03%		1,645,764	0.16%		0.16%		0.03%		0.18%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		2,025,260	0.14%		0.14%		0.01%		0.19%
CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	5.05	%(c)	$6,267,594	0.26	%(c)	0.26%		4.78	%(c)	0.28%
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)		—		(0.03)		1.00	2.61%		6,747,758	0.27%		0.27%		2.53%		0.27%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.32	%(e)	3,370,299	0.33	%(e)	0.33	%(e)	0.38	%(e)	0.33	%(e)
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.02	%(f)	2,918,347	0.22%		0.22%		0.02	%(f)	0.27%
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01%		1,711,397	0.17%		0.17%		0.01%		0.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		2,587,853	0.14%		0.14%		0.01%		0.29%
(a)	Not annualized for periods less than one year. Total return calculations do not include redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(d)	Represents less than $0.005 or $(0.005).
(e)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(g)	Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.
(h)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.
(i)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(j)	Less than $500.
(k)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(l)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 357 days during the period.

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC U.S. TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00	4.19	%(c)	$84,355		0.68	%(c)	0.68%	4.09	%(c)	0.74%
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)		1.00	1.38%		580,458		0.67%		0.67%	1.06%		0.67%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.07%		385,994		0.24%		0.24%	0.07%		0.66%
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	32,973		0.14%		0.14%	0.01	%(f)	0.67%
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		613		0.11%		0.12%	0.01%		0.68%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)(e)	—	(d)	—	(d)	—		—	(d)	—	(d)	1.00	—%		5		0.05%		0.05%	—%		0.70%
CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00	3.57	%(c)	$41		1.28	%(c)	1.28%	3.51	%(c)	1.35%
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)		1.00	0.86%		131		1.11%		1.11%	1.01%		1.28%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.07%		60		0.24%		0.24%	0.07%		1.26%
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	50		0.14%		0.14%	0.01	%(f)	1.27%
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		35		0.10%		0.10%	0.01%		1.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)(e)	—	(d)	—	(d)	—		—	(d)	—	(d)	1.00	—%		35		0.06%		0.06%	—%		1.30%
CLASS C SHARES
Year Ended October 31, 2008(g)	$1.00	—	(d)	—		—		—		—		—		$1.00	0.01%		$1,103		0.64%		0.64%	0.20%		1.26%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.07%		7,138		0.22%		0.22%	0.04%		1.26%
Year Ended October 31, 2010(h)	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	—	(i)	0.13%		0.13%	—	%(f)	1.27%
Year Ended October 31, 2011(j)	1.00	—	(e)	—		—		—		—		—		1.00	—%		—		—%		—%	—%		—%
Six Months Ended April 30, 2012 (Unaudited)(j)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00	4.34	%(c)	$297,120		0.53	%(c)	0.53%	4.28	%(c)	0.62%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	1.53%		937,905		0.52%		0.52%	1.33%		0.59%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.07%		955,652		0.23%		0.23%	0.06%		0.51%
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	726,244		0.14%		0.14%	0.01	%(f)	0.52%
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		619,940		0.10%		0.10%	0.01%		0.53%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)(e)	—	(d)	—	(d)	—		—	(d)	—	(d)	1.00	—%		519,687		0.06%		0.06%	—%		0.54%
CLASS I SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	4.74	%(c)	$73,460		0.15	%(c)	0.15%	4.38	%(c)	0.22%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	1.90%		3,771,262		0.16%		0.16%	1.26%		0.16%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.14%		3,322,962		0.16%		0.16%	0.14%		0.16%
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	1,379,042		0.13%		0.13%	0.01	%(f)	0.17%
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		982,974		0.10%		0.10%	0.01%		0.18%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)(e)	—	(d)	—	(d)	—		—	(d)	—	(d)	1.00	—%		432,144		0.06%		0.06%	—%		0.19%
CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00	4.60	%(c)	$41,256		0.27	%(c)	0.27%	4.34	%(c)	0.32%
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00	1.78%		1,364,310		0.27%		0.27%	1.34%		0.27%
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.08%		996,309		0.22%		0.22%	0.08%		0.26%
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00	0.01	%(f)	1,147,150		0.14%		0.14%	0.01	%(f)	0.27%
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00	0.01%		999,521		0.09%		0.10%	0.01%		0.28%
Six Months Ended April 30, 2012 (Unaudited)	1.00	—	(d)(e)	—	(d)	—	(d)	—		—	(d)	—	(d)	1.00	—%		1,141,444		0.06%		0.07%	—%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(d)	Represents less than $0.005 or $(0.005).
(e)	Calculated based on average shares outstanding.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.
(h)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(i)	Less than $500.
(j)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited)

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, and is registered under the Investment Company Act of 1940, as amended (the “Act’’), as open-end management investment company. As of April 30, 2012, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (collectively the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name
HSBC New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
(formerly, HSBC Investor New York Tax-Free
Money Market Fund)
HSBC Prime Money Market Fund	Prime Money Market Fund
(formerly, HSBC Investor Prime
Money Market Fund)
HSBC Tax-Free Money Market Fund	Tax-Free Money Market Fund
(formerly, HSBC Investor Tax-Free
Money Market Fund)
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
(formerly, HSBC Investor U.S. Government
Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund
(formerly, HSBC Investor U.S. Treasury
Money Market Fund)

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class Y Shares. In addition, the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of April 30, 2012, Class E Shares were not operational.

     Under the Trust’s organizational documents, the Funds’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

HSBC FAMILY OF FUNDS       43

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

Securities Valuation:

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At April 30, 2012, the Funds did not hold any restricted securities that were not deemed liquid.

Repurchase Agreements:

     The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collaterized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

44       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

     Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC FAMILY OF FUNDS       45

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The following is a summary of the valuation inputs used as of April 30, 2012 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
New York Tax-Free Money Market Fund
Investment Securities(a):
Variable Rate Demand Notes	—	254,945,000	—	254,945,000
Municipal Bonds	—	58,476,928	—	58,476,928
Total Investment Securities	—	313,421,928	—	313,421,928

Prime Money Market Fund
Investment Securities(a):
Certificates of Deposit	—	1,050,000,715	—	1,050,000,715
Commercial Paper and Notes	—	1,888,878,801	—	1,888,878,801
Corporate Obligations	—	323,336,730	—	323,336,730
Yankee Dollars	—	246,583,859	—	246,583,859
Variable Rate Demand Notes	—	223,315,000	—	223,315,000
U.S. Treasury Obligations	—	526,881,080	—	526,881,080
Repurchase Agreements	—	400,000,000	—	400,000,000
Time Deposits	—	256,000,000	—	256,000,000
Total Investment Securities	—	4,914,996,185	—	4,914,996,185

Tax-Free Money Market Fund
Investment Securities(a):
Commercial Paper and Notes	—	2,000,000	—	2,000,000
Variable Rate Demand Notes	—	76,380,000	—	76,380,000
Municipal Bonds	—	23,596,400	—	23,596,400
Total Investment Securities	—	101,976,400	—	101,976,400

U.S. Government Money Market Fund
Investment Securities(a):
U.S. Government and Government
Agency Obligations	—	1,037,223,519	—	1,037,223,519
U.S. Treasury Obligations	—	741,811,987	—	741,811,987
Repurchase Agreements	—	3,585,000,000	—	3,585,000,000
Total Investment Securities	—	5,364,035,506	—	5,364,035,506

U.S. Treasury Money Market Fund
Investment Securities(a):
U.S. Treasury Obligations	—	2,008,832,035	—	2,008,832,035
Total Investment Securities	—	2,008,832,035	—	2,008,832,035
____________________

(a) For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

46       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 as of April 30, 2012 from the valuation input levels used on October 31, 2011.

     In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Funds’ net assets. At this time, management is currently evaluating the impact of ASU No. 2011-04 on the financial statements disclosures.

4. Related Party Transactions and Other Agreements and Plans:

     Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

     HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)
N.Y. Tax-Free Money Market Fund	0.05
Prime Money Market Fund	0.10
Tax-Free Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

     The Bank of New York Mellon (the "Servicer") provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

     HSBC also serves as Administrator to the Trusts. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

HSBC FAMILY OF FUNDS       47

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the period ended April 30, 2012, Citi voluntarily reduced its sub-administration fees by $101,360.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $140,088 for the period ended April 30, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the period ended April 30, 2012, Foreside, as Distributor, also received $179,432, $158,225 and $17,218 in commissions from sales of the Trusts, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $25, $6 and $- were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the period ended April 30, 2012 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the period ended April 30, 2012 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each

48       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2013 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________

* As of April 30, 2012, Class E Shares were not operational.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At April 30, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser, may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

     The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended April 30, 2012 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5. Concentration of Credit Risk:

     The N.Y. Tax-Free Money Market Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

HSBC FAMILY OF FUNDS       49

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

6. Federal Income Tax Information:

     At April 30, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
New York Tax-Free Money Market Fund	$313,421,928	—	—	—
Prime Money Market Fund	4,914,996,185	—	—	—
Tax-Free Money Market Fund	101,976,400	—	—	—
U.S. Government Money Market Fund	5,364,035,506	—	—	—
U.S Treasury Money Market Fund	2,008,832,035	—	—	—
____________________

*      The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2011 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income	Gains	Dividends	Distributions	Paid(1)
New York Tax-Free Money Market Fund	$32	$—	$32	$56,516	$56,548
Prime Money Market Fund	5,383,471	—	5,383,471	—	5,383,471
Tax-Free Money Market Fund	1,744	35	1,779	13,931	15,710
U.S. Government Money Market Fund	1,676,040	—	1,676,040	—	1,676,040
U.S Treasury Money Market Fund	348,882	—	348,882	—	348,882
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the latest tax year ended October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income	Income	Capital Gains	Earnings	Payable	Losses	(Depreciation)	(Deficit)
New York Tax-Free
Money Market Fund	$—	$1	$—	$1	$—	$—	$—	$1
Prime Money Market Fund	295,650	—	—	295,650	(295,650)	(13,380)	—	(13,380)
Tax-Free Money Market Fund	—	1	—	1	—	—	—	1
U.S. Government
Money Market Fund	79,322	—	—	79,322	(33,773)	—	(5,806)	39,743
U.S Treasury
Money Market Fund	24,266	—	—	24,266	—	—	(19,892)	4,374

50       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2012 (Unaudited) (continued)

     As of the latest tax year ended October 31, 2011, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires
Prime Money Market Fund	$13,380	2016

     During the latest tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount
Prime Money Market Fund	$186,929
U.S. Government Money Market Fund	180,513

     The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“postenactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

     The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       51

HSBC FAMILY OF FUNDS

Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds), HSBC Advisor Funds Trust and HSBC Portfolios (formerly, HSBC Investor Portfolios) (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2012 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person on December 15-16, 2011 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 29 and December 15, 2011 to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     On November 29, 2011, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Administration Agreement; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; (iii) the fees and performance record of the Funds that are money market funds (“Money Market Funds”); and (iv) compliance matters. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to other accounts managed by the Adviser and pricing information regarding certain Funds, among other matters. The Contracts Committee also convened on December 15, 2011 to discuss, among other things: (i) the Adviser’s investment advisory arrangements with respect to the Aggressive Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, and Moderate Strategy Fund (collectively, the “World Selection Funds”); (ii) the HSBC U.S. Treasury Money Market Fund (formerly, HSBC Investor U.S. Treasury Money Market Fund); (iii) certain subadvisory fee breakpoints; (iv) services provided to the Funds under the Ancillary Agreements; and (v) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 29, 2011 Contracts Committee meeting. Following the December 15, 2011 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 15-16, 2011, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

52       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the emerging markets debt Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets; (iv) the liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees considered the relative underperformance of the World Selection Funds in light of data provided by Lipper Inc., and representations by the Adviser regarding market factors that contributed to the relative underperformance, as well as their investment outlook. In the context of the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio), the Independent Trustees favorably noted the consistent performance record of the Portfolio. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

HSBC FAMILY OF FUNDS       53

HSBC FAMILY OF FUNDS

Investment Adviser Contract Approval (continued)

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the subadvisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

54       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, shareholder servicing fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
New York Tax-Free Money
Market Fund	Class A Shares	$1,000.00	$1,000.00	$0.85	0.17%
	Class D Shares	1,000.00	1,000.00	0.75	0.15%
	Class Y Shares	1,000.00	1,000.00	0.80	0.16%
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	1.44	0.29%
	Class B Shares	1,000.00	1,000.10	1.39	0.28%
	Class C Shares	1,000.00	1,000.30	1.14	0.23%
	Class D Shares	1,000.00	1,000.10	1.39	0.28%
	Class I Shares	1,000.00	1,000.60	0.85	0.17%
	Class Y Shares	1,000.00	1,000.10	1.39	0.28%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,000.00	0.94	0.19%
	Class Y Shares	1,000.00	1,000.00	0.90	0.18%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,000.10	0.65	0.13%
	Class B Shares	1,000.00	1,000.10	0.70	0.14%
	Class D Shares	1,000.00	1,000.10	0.70	0.14%
	Class I Shares	1,000.00	1,000.10	0.70	0.14%
	Class Y Shares	1,000.00	1,000.10	0.70	0.14%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,000.00	0.25	0.05%
	Class B Shares	1,000.00	1,000.00	0.30	0.06%
	Class D Shares	1,000.00	1,000.00	0.30	0.06%
	Class I Shares	1,000.00	1,000.00	0.30	0.06%
	Class Y Shares	1,000.00	1,000.00	0.30	0.06%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC FAMILY OF FUNDS       55

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses—as of April 30, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
New York Tax-Free Money
Market Fund	Class A Shares	$1,000.00	$1,024.02	$0.86	0.17%
	Class D Shares	1,000.00	1,024.12	0.75	0.15%
	Class Y Shares	1,000.00	1,024.07	0.81	0.16%
Prime Money Market Fund	Class A Shares	1,000.00	1,023.42	1.46	0.29%
	Class B Shares	1,000.00	1,023.47	1.41	0.28%
	Class C Shares	1,000.00	1,023.72	1.16	0.23%
	Class D Shares	1,000.00	1,023.47	1.41	0.28%
	Class I Shares	1,000.00	1,024.02	0.86	0.17%
	Class Y Shares	1,000.00	1,023.47	1.41	0.28%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,023.92	0.96	0.19%
	Class Y Shares	1,000.00	1,023.97	0.91	0.18%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,024.22	0.65	0.13%
	Class B Shares	1,000.00	1,024.17	0.70	0.14%
	Class D Shares	1,000.00	1,024.17	0.70	0.14%
	Class I Shares	1,000.00	1,024.17	0.70	0.14%
	Class Y Shares	1,000.00	1,024.17	0.70	0.14%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,024.61	0.25	0.05%
	Class B Shares	1,000.00	1,024.57	0.30	0.06%
	Class D Shares	1,000.00	1,024.57	0.30	0.06%
	Class I Shares	1,000.00	1,024.57	0.30	0.06%
	Class Y Shares	1,000.00	1,024.57	0.30	0.06%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

56       HSBC FAMILY OF FUNDS

Other Information:

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       57

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS
       For HSBC Bank USA, N.A. and
       HSBC Securities (USA) Inc. Clients:
       HSBC Bank USA, N.A.
       452 Fifth Avenue
       New York, NY 10018
       1-888-525-5757

       For All Other Shareholders:
       HSBC Funds
       P.O. Box 182845
       Columbus, OH 43218
       1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SAR-MMF-0612	6/12

HSBC Global Asset Management (USA) Inc. April 30, 2012
HSBC Funds
Semi-Annual Report
	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX

HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX

HSBC Frontier Markets Fund	HSFAX	HSFIX	—

HSBC Total Return Fund	HTRAX	HTRIX	HTRSX

HSBC Family of Funds
Semi-Annual Report - April 30, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	6
Commentary From the Investment Manager	7
Portfolio Reviews	8
Portfolio Composition	15
Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	16
HSBC Emerging Markets Local Debt Fund	19
HSBC Frontier Markets Fund	23
HSBC Total Return Fund	25
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	33
Notes to Financial Statements	37
Investment Adviser Contract Approval	52
Table of Shareholder Expenses	56
Other Information	58

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Emerging Markets Debt Blend Portfolio Index is a hypothetical combination of unmanaged broad-based indices of equal weightings in the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified and J.P. Morgan Emerging Local Markets Index Plus.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International (“MSCI”) Frontier Markets Index is an unmanaged index which captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 155 securities, covering about 84% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Frontier Emerging Markets Capped Index is an unmanaged index and was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 11, 2012

To Our Investors:

Investors today face a number of troubling macroeconomic issues, including a U.S. economy still struggling to recover from the widespread global downturn that began more than four years ago. Despite modest improvements in certain areas, such as the housing market and corporate profits, the economy still faced major headwinds, particularly from continued weakness in the U.S. job market. A lack of clarity on the economic outlook has led to considerable volatility in the markets: Stocks seem to rally strongly one week only to falter and shed those gains the following week. Meanwhile, conservative assets such as Treasury and money market securities have seen yields fall to historically low levels. These low yields are due in part to Federal Reserve actions designed to keep interest rates low in hopes of jumpstarting the economy.

Europe’s debt woes also are a significant source of worry for investors today. Concerns are mounting that efforts by the European Central Bank and eurozone governments to rein in the region’s debt crisis have been insufficient, and that the specter of economic recession and even default continues to loom over the region. Meanwhile governments in Europe face pressures to address their debt issues while curbing spending. It is unclear how the European debt crisis will play out, but we expect that it may take several years for these issues to unwind.

We are keeping a close watch on potential regulatory changes in the money markets. In response to a period of market illiquidity and disruptions in 2008, the U.S. Securities and Exchange Commission has engaged in an ongoing examination of the money market fund model to determine whether changes are needed. That initiative led to rule changes in 2010, and the possibility of more changes to protect money market funds from the risk of broad-based, large-scale redemptions. Two options under consideration would impose capital requirements and limitations or fees on redemptions, among other restrictions.

The money market fund industry has expressed concerns with these proposals, and it appears that there is insufficient support for additional money market fund reforms among the five SEC commissioners. However, there is the possibility that the Financial Stability Oversight Council (FSOC) may intervene in the matter if the SEC does not adopt additional reforms. Federal Reserve Bank Chairman Ben Bernanke, who is a member of the FSOC, recently expressed his support for increased regulation of money market funds.

At this point, it is not possible to predict where this debate will end and what reform, if any, will ultimately be adopted. We will continue to monitor reform proposals as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

Assets in our money market funds continue to decline due in large part to the historically low yields available in the money markets. HSBC Global Asset Management (USA) Inc., the Funds’ investment advisor, along with the Funds’ other service providers provided yield support of approximately $9.9 million, during the six months’ ended April 30, 2012, to the HSBC Money Market Funds.

4       HSBC FAMILY OF FUNDS

Chairman’s Message (continued)

We are pleased to introduce two new funds in this semi-annual report. The HSBC World Selection Income Strategy Fund and the HSBC Total Return Fund. The Income Strategy Fund seeks to provide current income by investing primarily in underlying funds by utilizing a “fund of funds” structure. The Total Return Fund seeks to maximize total return which is comprised of capital appreciation and income. The Fund seeks to achieve its investment objective by investing its assets in issuers that are economically tied to emerging market countries.

During the period, due to small asset bases and dwindling investor demand, we liquidated the HSBC Investor Value Fund, the HSBC Investor International Equity and the HSBC Investor Overseas Equity Fund. We continue to review the fund offerings of the HSBC Fund Family to meet the needs of our clients.

Cordially,

Michael Seely
Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722 or visit or www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC FAMILY OF FUNDS       5

President’s Message

Dear Shareholder,

Welcome to the HSBC Funds semi-annual report, covering the period between November 1, 2011 and April 30, 2012. This report offers detailed information about your Funds’ investment results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary may also be accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On March 20 of this year we launched the World Selection Income Strategy Fund. This Fund adds an income-oriented strategy to the World Selection suite of funds, which includes the Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy Funds.

On March 30, we also launched the HSBC Total Return Fund. The launch of this fund further expands on our offerings in the emerging markets – one of HSBC’s core strengths. The Total Return Fund joins the Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, and the Frontier Markets Fund as our initial fund offerings in this exciting segment of the investment market

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family on long-term investment solutions to assist our customers in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review
The global economy’s recovery from a historic downturn regained momentum during the six-month period between November 1, 2011 and April 30, 2012 after slowing throughout much of 2011. Moderate economic growth was fueled by increased consumer confidence, improved U.S. economic data, continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s pledge to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

As the period began, ongoing concerns about the eurozone debt crisis continued to fuel fears of a new global recession. However, financial markets underwent a significant shift from the volatile and bearish events of the previous six months. Fears about Europe began to subside somewhat during the first months of 2012, due in part to efforts by the European Central Bank (ECB) to stabilize the region’s banking system through infusions of capital. Meanwhile, moderate economic growth in the U.S. and, although slowing, still relatively strong growth in emerging markets helped assuage fears of a global economic downturn.

The ECB efforts to stem a liquidity crisis in European nations during the period helped alleviate fears of deepening credit problems in the eurozone. In December, the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March began making similar loans from an even larger pool of funds. The LTRO appeared to stabilize financial markets in the short term, but significant uncertainties remained regarding the long-term prospects of peripheral European economies to regain their competitiveness and avoid the threat of defaults. The ability of countries such as Italy, Greece and Spain to regain the confidence of the markets remained in doubt, and the long-term impact of austerity programs on economic growth also raised concerns.

Growth remained robust in many emerging economies during the period, and inflation, which had been a significant concern in previous months, eased in some nations. Economic growth in China slowed due to declining exports and industrial production as well as low levels of lending. But most signs indicated that robust domestic demand would prevent a “hard landing” for the Chinese economy. Oil prices eased somewhat during the period.

U.S. Gross Domestic Product (“GDP”)1 grew at 3.0% during the fourth quarter of 2011, a significant increase from the previous quarter. A preliminary estimate puts GDP during the first quarter at 1.9%. Job creation was robust during much of the period, and jobless claims continued a generally downward trend. However, unemployment remained relatively high. The housing market showed signs of improvement. Home sales began to stabilize and inventories began to decrease. Meanwhile, encouraging economic data bolstered the recovery. Reports showed that motor vehicle sales were strong, U.S. exports had accelerated and industrial production had increased.

Market Review
The period began with the final stretch of a sell-off in U.S. equity markets that had begun in mid-summer. After bottoming out in late November, equities changed direction with a strong rally that persisted through the duration of the period. Equities’ strong performance during the period was supported by increased optimism that the U.S. would avoid a “double dip” recession—a threat that preoccupied investors in 2011. During the period, stocks in cyclical sectors tended to perform best, while more defensive sectors lagged behind.

Stocks in other developed economies rose, too. Japanese equities performed especially well due to a strong economic rebound during the first quarter of 2012. European stocks made gains, but lagged behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 12.77% for the six months ended April 2012. The MSCI EAFE Index1 of developed foreign markets returned 2.71% for the period as a whole, while the MSCI EM Index1 returned 4.02%.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment grade corporate bonds showed strength, as investors sought additional yield in a low interest rate environment. High-yield bonds performed especially well as their yield spread over U.S. Treasuries declined during the period. Fixed-income markets in emerging economies performed well, as investors became more confident in the credit worthiness of emerging nations and were attracted to the additional yield of such securities. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 2.44% for the six months ended April 30, 2012, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 6.91%.

1 For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Debt Fund (Class A Shares, Class I Shares and Class S Shares) by Guillermo Osses, Managing Director, Head of Emerging Markets Debt Portfolio Management

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 7.36% (without sales charge) for the Class A Shares and 7.41% for the Class I Shares and the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global1, for the six-months ended April 30, 2012, returned 7.33%.

Portfolio Performance
Positive market sentiment and encouraging economic data supported a rally in emerging markets debt assets from the end of 2011 through February 2012. The Fund benefited from this momentum as risk was added to the Fund in early 2012. During this rally, more volatile countries were strong performers and the Fund’s positions in these countries, especially Venezuela and Argentina, contributed to absolute performance.

The Fund’s outperformance of the benchmark during the period was due in part to overweight positions in Latin American countries, including Brazil, which benefitted from the continued inflows into the emerging market hard currency space. The Fund’s overweight position in Mexico contributed to the Fund’s relative performance due to the correlation of Mexican debt to U.S. 10-year Treasury yields, which tightened during the period. The Fund’s underweight position in Hungary boosted the Fund’s relative performance as the country was negatively impacted by the crisis in Europe.*

The Fund’s exposure to emerging markets local currencies, which are not included in the benchmark, contributed to relative performance. Emerging market local currencies appreciated during the period and showed strong returns in early 2012. Additionally, the Fund’s exposure to corporate bonds, which also are not included in the benchmark, added to performance. This was partly due to the spread compression of corporate bonds relative to U.S. Treasuries.*

The Fund’s performance relative to its benchmark was diminished by an overweight position in Turkey, since the eurozone crisis and unrest in the Middle East negatively impacted the country in late 2011. The Fund’s overweight position to Indonesia hurt performance as a result of weaker technicals due to strong new issuance in April 2012 that outpaced market demand.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Debt Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[3]
	Inception	Six	1	Since
As of April 30, 2012	Date	Months*	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	2.27	6.80	6.91	1.47	1.20
HSBC Emerging Markets Debt Fund Class I	4/7/11	7.41	12.49	12.28	1.12	0.85
HSBC Emerging Markets Debt Fund Class S	4/7/11	7.46	12.59	12.39	1.02	0.75
J.P. Morgan Emerging Markets Bond Index Global[2]	—	7.33	13.00	13.05	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 4.75%.
[2]	For additional information, please refer to the Glossary of Terms.
[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Local Debt Fund (Class A Shares, Class I Shares and Class S Shares) by Guillermo Osses, Managing Director, Head of Emerging Markets Debt Portfolio Management

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 2.71% (without sales charge) for the Class A Shares and 2.87% for the Class I Shares for the six-months ended April 30, 2012. That compared to a 2.67% total return for the Fund’s primary performance benchmarks, a blended index, which is comprised of equal weightings in the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1 and the J.P. Morgan Emerging Local Markets Index Plus1. The J.P. Morgan Government Bond Index–Emerging Markets Global Diversified returned 4.05%, and the J.P. Morgan Emerging Local Markets Index Plus returned 1.28%, for the period, respectively.

Portfolio Performance
Emerging markets local debt assets rallied during the first two months of 2012. The majority of the Fund’s gains during the six-month period came during those two months, as attractive valuations and positive economic data encouraged investors to increase their risk positions. The most significant drag on the Fund’s absolute performance during the period came in November, when speculators significantly increased their short emerging market currency positions, causing those currencies to depreciate.

The Fund’s overweight position in Hungary relative to the Fund’s benchmark from November through February was a significant contributor to outperformance. The country’s currency benefitted from discussions between the Hungarian government and the International Monetary Fund regarding financial assistance. The Fund’s position in the Mexican peso contributed to performance, due in part to the country’s correlation to the U.S. economy, which proved stronger than expected in the period. The U.S. economy was resilient during the period.*

The Fund’s position in Brazil detracted from performance during the period. Brazil performed poorly in both the local rates and currency markets due to the deteriorating current account deficit as well as over-valuations. The Fund was hurt by underweight positions in the Polish zloty and the Russian ruble. These currencies were among several European currencies that performed better than market expectations due to the successful long-term refinancing operation by the European Central Bank.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Local Debt Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[3]
	Inception	Six	1	Since
As of April 30, 2012	Date	Months*	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-2.21	-7.45	-5.11	1.75	1.28
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	2.87	-2.46	-0.31	1.40	0.93
HSBC Emerging Markets Local Debt Fund Class S	4/7/11	2.91	-2.37	7.85	1.30	0.83
Emerging Markets Debt Blend Portfolio Index[2]	—	2.67	-3.17	-0.58	N/A	N/A
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	4.05	-0.28	2.38	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	1.28	-6.03	-3.51	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 4.75%.
[2]	For additional information, please refer to the Glossary of Terms.
[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Emerging Markets Debt Blend Portfolio Index, which is a hypothetical combination of unmanaged broad-based indices of equal weightings in the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified and J.P. Morgan Emerging Local Markets Index Plus. The performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)

HSBC Frontier Markets Fund (Class A Shares and Class I Shares) by Andrew Brudenell, Senior Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Foreign securities can be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary
The Fund returned 9.02% (without sales charge) for the Class A Shares and 9.12% for the Class I Shares for the six-months ended April 30, 2012. That compared to a 0.52% total return for the MSCI Frontier Markets Index1 and a 5.15% total return for the MSCI Frontier Emerging Markets Capped Index1 for the same period, respectively.

Portfolio Performance
Frontier markets faced several challenges early in the six-month period under review, including the continued fallout from the European debt crisis and a potential hard landing for China’s economy. These global issues led to a lower risk appetite among investors, which in turn resulted in negative performance among frontier markets. However, these issues subsided somewhat in the beginning of the year, and investors moved towards the relatively low valuations among frontier markets equities. That led to strong performance for such stocks, and helped boost the Fund’s absolute performance for the period.

The Fund employs a bottom-up strategy that favors stocks with strong fundamentals. As a result, much of the Fund’s performance relative to its benchmarks is due to individual stock selection.

The Fund’s relative returns benefited primarily from individual holdings in Mozambique, Kuwait and Pakistan. In Mozambique, an oil and gas exploration and production company reported successful exploration results and was the target of an acquisition by a major international energy firm which led to a sharp rise in its stock price. In Kuwait, the Fund benefited from a real estate company that delivered strong financial results during the period. Though the Fund held an underweight in Kuwait compared to its benchmark, this holding helped the Fund’s relative performance. The Fund’s exposure to certain Pakistan-based financial firms helped boost relative performance. These firms posted strong financial results due in part to a more stable political environment in that country.*

The Fund’s relative performance was hurt primarily by individual holdings in Oman, and by an underweight position in Vietnam. In Oman, exposure to a poor-performing financial stock hurt relative performance. Due to expensive valuations, the Fund was underweight to Vietnam, which negatively impacted relative performance as Vietnam was one of the top performing markets for the period.*

* Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Frontier Markets Fund

				Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	Six	Since
As of April 30, 2012	Date	Months*	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	3.56	0.02	3.07	2.20
HSBC Frontier Markets Fund Class I	9/6/11	9.12	5.52	2.72	1.85
MSCI Frontier Markets Index[2]	—	0.52	-0.73	N/A	N/A
MSCI Frontier Emerging Markets Capped Index[2]	—	5.15	7.48	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

*	Aggregate total return.
[1]	Reflects the maximum sales charge of 5.00%.
[2]	For additional information, please refer to the Glossary of Terms.
[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20% and 0.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the April 30, 2012 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Frontier Emerging Markets Capped Index. The Morgan Stanley Capital International (“MSCI”) Frontier Markets Index captures large- and mid-cap representation across 26 Frontier Markets (FM) countries. The index includes 155 securities, covering about 84% of the free float-adjusted market capitalization in each country. The MSCI Frontier Emerging Markets Capped Index was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI EM Index. The Index consists of 25 frontier markets and five emerging markets. The indexes are unmanaged and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)

HSBC Total Return Fund
(Class A Shares, Class I Shares and Class S Shares)
by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Srinivas (Vas) Paruchuri, PhD., Vice President, Portfolio Manager
Binqi Liu, Assistant Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Principal Investment Strategies
The Fund seeks to achieve its investment objective, under normal market conditions, by investing its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries (as defined below), including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps. The Fund may not be invested in all of these types of derivatives at all times. In addition to derivatives, these instruments include exchange-traded funds (“ETFs”), investment-grade and high yield securities (“junk bonds”), convertible bonds and equity and equity equivalent securities as further described below. The Fund may engage in short sales, including taking short positions on forwards.

The Fund will invest in instruments that are issued or guaranteed by governments of emerging market countries and corporations that are economically tied to an emerging market country. Investments will be made in emerging market local currency denominated instruments and in instruments denominated in the currency of a member country of the Organization for Economic Co-operation and Development (“OECD”). The “total return” sought by the Fund consists of income earned on investment, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular country, sector or security.

The Fund will also invest in derivative instruments whose returns are based on the returns of instruments of issuers that are economically tied to emerging market countries or that are issued or guaranteed by governments of emerging market countries, rather than investing directly in such instruments, in order to enhance return. The Fund will also invest in derivative instruments for hedging purposes, including to hedge certain of its exposure to non-U.S. currencies, and for tax-advantaged access to instruments.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2012 (Unaudited)

HSBC Emerging Markets Debt Fund†
Country	Percentage of Investments at Value(%)
Mexico	13.1
Indonesia	11.3
Venezuela	10.5
Russian Federation	10.4
Turkey	9.7
Brazil	9.4
Philippines	4.7
Colombia	4.5
South Africa	3.1
Panama	3.0
Kazakhstan	2.4
Peru	2.3
Poland	1.8
United States	1.7
Ukraine	1.6
Lithuania	1.5
Malaysia	1.4
Uruguay	1.4
Luxembourg	1.3
El Salvador	0.6
Hungary	0.6
Chile	0.6
Ireland (Republic of)	0.5
Sri Lanka	0.5
Croatia	0.5
Argentina	0.5
Dominican Republic	0.3
Romania	0.3
China	0.3
Pakistan	0.2
100.0

HSBC Emerging Markets Local Debt Fund†
Country	Percentage of Investments at Value(%)
South Africa	21.4
Poland	12.5
Turkey	11.3
Malaysia	10.2
Indonesia	9.7
Russian Federation	8.9
Mexico	8.7
Thailand	7.2
Hungary	2.7
Luxembourg	1.6
Brazil	1.6
Kazakhstan	1.5
Peru	1.4
United Arab Emirates	1.3
100.0

HSBC Frontier Markets Fund†
Country	Percentage of Investments at Value(%)
Qatar	11.6
Nigeria	10.9
United Arab Emirates	10.1
Colombia	7.9
Pakistan	6.7
Kazakhstan	6.3
Kuwait	6.0
Philippines	5.3
Peru	4.2
Kenya	3.9
Oman	3.3
Egypt	3.2
Argentina	2.3
Slovenia	2.2
Bangladesh	2.0
Sri Lanka	1.7
Saudi Arabia	1.7
United Kingdom	1.6
Panama	1.5
Lebanon	1.4
Estonia	1.4
Cambodia	1.2
Romania	0.9
Vietnam	0.9
Croatia	0.8
Canada	0.5
Australia	0.5
100.0

HSBC Total Return Fund†
Country	Percentage of Investments at Value(%)
Mexico	22.7
Brazil	13.9
United States	12.8
Russian Federation	12.3
Colombia	9.7
Luxembourg	8.3
Indonesia	7.8
Cayman Islands	4.4
Peru	4.1
Turkey	4.0
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Yankee Dollars – 95.1%
	Principal
	Amount ($)	Value ($)
Argentina – 0.4%
Republic of Argentina, 2.50%, 12/31/38 (a)	520,000	175,500

Brazil – 9.1%
Banco ABC Brasil SA, 7.88%, 4/8/20	100,000	105,000
Banco BMG SA, 9.15%, 1/15/16	280,000	272,300
Banco do Brasil SA, Registered,
5.88%, 1/26/22	450,000	468,000
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	206,000
Banco Votorantim, Registered,
7.38%, 1/21/20	100,000	108,000
Federal Republic of Brazil, 4.88%, 1/22/21	1,000,000	1,148,000
Federal Republic of Brazil, 8.75%, 2/4/25	450,000	688,500
Federal Republic of Brazil, 8.25%, 1/20/34	100,000	154,500
Petrobras International Finance Co.,
5.75%, 1/20/20	400,000	446,463
		3,596,763

Chile – 0.6%
Empresa Nacional De Petroleo, Registered,
4.75%, 12/6/21	220,000	227,444

China – 0.3%
Country Garden Holdings Co. Ltd.,
Registered, 11.25%, 4/22/17,
Callable 4/22/14 @ 105.62	100,000	100,750

Colombia – 4.3%
Bancolombia SA, 5.95%, 6/3/21	100,000	106,250
Republic of Colombia, 7.38%, 1/27/17	350,000	433,300
Republic of Colombia, 4.38%, 7/12/21	500,000	552,500
Republic of Colombia, 8.13%, 5/21/24	300,000	428,700
Republic of Colombia, 6.13%, 1/18/41	150,000	189,450
		1,710,200

Croatia – 0.5%
Croatia, Registered, 6.38%, 3/24/21	200,000	196,000

Dominican Republic – 0.3%
Dominican Republic, 7.50%, 5/6/21	100,000	105,350

El Salvador – 0.6%
Republic of El Salvador, 7.75%, 1/24/23	225,000	246,713

Hungary – 0.6%
Republic of Hungary, 6.38%, 3/29/21	250,000	240,000

Indonesia – 11.0%
Majapahit Holding BV, 8.00%, 8/7/19	225,000	268,875
Pertamina PT, Registered, 4.88%, 5/3/22	200,000	199,200
Republic of Indonesia, 7.25%, 4/20/15	700,000	791,000
Republic of Indonesia, 7.50%, 1/15/16	200,000	232,500
Republic of Indonesia, 6.88%, 1/17/18	575,000	679,219
Republic of Indonesia, 5.88%, 3/13/20	1,350,000	1,539,000
Republic of Indonesia, 4.88%, 5/5/21	600,000	645,000
		4,354,794

Ireland (Republic of) – 0.5%
Vnesheconombank, Registered,
5.38%, 2/13/17	200,000	208,500

Kazakhstan – 2.3%
Development Bank of Kazakhstan,
5.50%, 12/20/15	525,000	560,437
KazMunayGas National Co., 6.38%, 4/9/21	325,000	361,875
		922,312

Lithuania – 1.5%
Republic of Lithuania, 5.13%, 9/14/17	350,000	365,750
Republic of Lithuania, Registered,
6.63%, 2/1/22	200,000	224,000
		589,750

Luxembourg – 1.2%
Gaz Capital SA, Registered,
8.13%, 7/31/14	300,000	332,628
Gaz Capital SA, Registered,
9.25%, 4/23/19	125,000	155,625
		488,253

Malaysia – 1.4%
Petronas Capital Ltd., 5.25%, 8/12/19	475,000	539,876

Mexico – 12.7%
BBVA Bancomer SA Texas, Registered,
6.50%, 3/10/21	375,000	378,750
Petroleos Mexicanos, 5.50%, 1/21/21	1,000,000	1,113,000
Petroleos Mexicanos, Registered,
4.88%, 1/24/22	150,000	159,919
United Mexican States, Series A,
5.13%, 1/15/20, MTN	1,520,000	1,776,880
United Mexican States, 3.63%, 3/15/22	450,000	469,800
United Mexican States, Series A,
7.50%, 4/8/33, MTN	100,000	143,000
United Mexican States, Series A,
6.05%, 1/11/40	800,000	998,000
		5,039,349

Pakistan – 0.2%
Islamic Republic of Pakistan,
6.88%, 6/1/17	100,000	77,000

Panama – 2.9%
Republic of Panama, 5.20%, 1/30/20	875,000	1,017,187
Republic of Panama, 7.13%, 1/29/26	100,000	135,500
		1,152,687

Peru – 2.2%
Republic of Peru, 7.13%, 3/30/19	150,000	192,750
Republic of Peru, 8.75%, 11/21/33	320,000	512,800
Republic of Peru, 6.55%, 3/14/37	125,000	164,187
		869,737

Philippines – 4.5%
Republic of Philippines, 6.50%, 1/20/20	350,000	427,000
Republic of Philippines, 4.00%, 1/15/21	1,300,000	1,371,500
		1,798,500

Poland – 1.7%
Republic of Poland, 5.13%, 4/21/21	350,000	378,350
Republic of Poland, 5.00%, 3/23/22	290,000	310,300
		688,650

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Yankee Dollars, continued
	Principal
	Amount ($)	Value ($)
Romania – 0.3%
Romania, Registered, 6.75%, 2/7/22, MTN	100,000	105,000

Russian Federation – 10.1%
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	100,000	105,350
RSHB Capital SA, 6.30%, 5/15/17	475,000	503,500
Russia Foreign Bond, 5.00%, 4/29/20	800,000	865,000
Russia Foreign Bond, Registered,
7.50%, 3/31/30 (a)	1,670,375	2,002,362
RZD Capital Ltd., Series E,
5.74%, 4/3/17, MTN	500,000	534,371
		4,010,583

South Africa – 3.0%
Republic of South Africa, 6.88%, 5/27/19	650,000	795,437
Republic of South Africa, 5.50%, 3/9/20	175,000	199,063
Republic of South Africa, 4.67%, 1/17/24	200,000	209,500
		1,204,000

Sri Lanka – 0.5%
Bank of Ceylon, Registered, 6.88%, 5/3/17	200,000	203,200

Turkey – 9.3%
Republic of Turkey, 5.63%, 3/30/21	2,350,000	2,514,500
Republic of Turkey, 5.13%, 3/25/22	850,000	865,725
Republic of Turkey, 6.25%, 9/26/22	300,000	332,250
		3,712,475

Ukraine – 1.6%
Ukraine Government, 6.88%, 9/23/15	475,000	450,062
Ukraine Government, 7.75%, 9/23/20	200,000	181,000
		631,062

Uruguay – 1.3%
Republic of Uruguay, PIK, 7.88%, 1/15/33	375,000	529,688

Venezuela – 10.2%
Bolivarian Republic of Venezuela,
7.65%, 4/21/25	125,000	96,875
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	750,000	635,625
Petroleos de Venezuela SA, 8.50%, 11/2/17	1,450,000	1,294,125

	Shares or
	Principal
	Amount ($)
Republic of Venezuela, 7.00%, 12/1/18	100,000	86,000
Republic of Venezuela, 7.75%, 10/13/19	2,100,000	1,808,100
Republic of Venezuela, 9.25%, 9/15/27	150,000	132,750
		4,053,475

TOTAL YANKEE DOLLARS
(COST $35,379,343)		37,777,611

U.S. Treasury Obligations – 1.6%

U.S. Treasury Bonds – 0.6%
3.75%, 8/15/41	200,000	225,812

U.S. Treasury Notes – 1.0%
1.38%, 2/28/19	300,000	302,062
2.00%, 2/15/22	125,000	125,938
		428,000

TOTAL U.S. TREASURY OBLIGATIONS
(COST $640,968)		653,812

Investment Company – 2.9%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(b)	1,130,724	1,130,724

TOTAL INVESTMENT COMPANY
(COST $1,130,724)		1,130,724

TOTAL INVESTMENT SECURITIES
(COST $37,151,035) — 99.6%		39,562,147
____________________

Percentages indicated are based on net assets of $39,708,138.
(a)	Step Bond: Coupon rate is set for an initial period and then increases to a higher coupon rate at a specified date.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
MTN — Medium Term Note
PIK — Payment-in-Kind

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2012, the Fund’s open credit default swap agreements were as follows:

			Implied Credit
			Spread at	Notional			Upfront	Unrealized
		Expiration	April 30, 2012	Amount	Fixed		Premiums Paid/	Appreciation/
Underlying Instrument	Counterparty	Date	(%) (b)	($) (c)	Rate (%)	Value ($)	(Received) ($)	(Depreciation) ($)
Federative	Barclays
Republic of Brazil	Bank PLC	09/20/16	1.14	550,000	1.00	(1,953)	(11,666)	9,713

Peoples Republic	JPMorgan
of China	Chase
	Bank N.A.	09/20/16	0.99	500,000	1.00	1,404	(3,227)	4,631

Peoples Republic	JPMorgan
of China	Chase
	Bank N.A.	09/20/16	0.99	500,000	1.00	1,404	(4,641)	6,045
						855	(19,534)	20,389

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Charter Bank	5/3/12	580,230	315,000	304,329	10,671
Brazilian Real	Barclays Bank PLC	5/3/12	580,230	306,708	304,328	2,380
Brazilian Real	Barclays Bank PLC	6/4/12	580,230	313,520	302,349	11,171
				935,228	911,006	24,222

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	5/3/12	580,230	315,514	304,328	(11,186)
Brazilian Real	Standard Charter Bank	5/3/12	580,230	306,708	304,328	(2,380)
Brazilian Real	Barclays Bank PLC	6/4/12	570,600	300,000	297,331	(2,669)
				922,222	905,987	(16,235)

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Foreign Bonds – 54.7%†
	Principal
	Amount ($)	Value ($)
Hungary – 1.6%
Hungary Government Bond, Series 22/A,
7.00%, 6/24/22	100,000,000	429,102

Indonesia – 5.8%
Indonesia Government, Series FR28,
10.00%, 7/15/17	9,100,000,000	1,198,395
Indonesia Government, Series FR56,
8.38%, 9/15/26	2,855,000,000	363,780
		1,562,175

Malaysia – 6.1%
Malaysian Government, Series 0409,
3.74%, 2/27/15	4,500,000	1,509,855
Malaysian Government, Series 0111,
4.16%, 7/15/21	380,000	131,728
		1,641,583

Mexico – 5.3%
Mexican Bonos Desarr, Series M,
8.00%, 6/11/20 (a)	13,950,000	1,212,082
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (a)	1,600,000	125,898
Mexican Bonos Desarr, Series M30,
8.50%, 11/18/38 (a)	800,000	69,152
		1,407,132

Peru – 0.9%
Peru Bono Soberano, 9.91%, 5/5/15	515,000	226,822

Poland – 7.6%
Poland Government Bond, Series 0414,
5.75%, 4/25/14	4,600,000	1,488,575
Poland Government Bond, Series 1020,
5.25%, 10/25/20	150,000	47,346
Poland Government Bond, Series 1021,
5.75%, 10/25/21	840,000	273,079
Poland Government Bond, Series 0922,
5.75%, 9/23/22	660,000	214,227
		2,023,227

Russian Federation – 3.3%
Russia Foreign Bond, 7.85%, 3/10/18	25,000,000	888,113

South Africa – 13.0%
Republic of South Africa, Series R157,
13.50%, 9/15/15	10,000,000	1,557,777
Republic of South Africa, Series R203,
8.25%, 9/15/17	8,000,000	1,087,700
Republic of South Africa, Series R186,
10.50%, 12/21/26	2,050,000	315,620
Republic of South Africa, Series R213,
7.00%, 2/28/31	2,400,000	264,084
Republic of South Africa, Series R209,
6.25%, 3/31/36	2,500,000	240,637
		3,465,818

Thailand – 4.3%
Thailand Government Bond,
4.13%, 11/18/16	35,000,000	1,158,376

	Shares or
	Principal
	Amount ($)
Turkey – 6.8%
Turkey Government Bond,
10.00%, 4/10/13 (a)	2,480,000	1,420,039
Turkey Government Bond,
10.00%, 6/17/15 (a)	708,000	412,153
		1,832,192

TOTAL FOREIGN BONDS
(COST $15,075,003)		14,634,540

Yankee Dollars – 5.6%

Brazil – 0.9%
Banco Votorantim, 4.25%, 2/8/13, MTN (b)	250,000	253,312

Kazakhstan – 0.9%
KazMunayGas National Co., Series 1,
8.38%, 7/2/13, MTN	225,000	238,217

Luxembourg – 1.0%
TNK-BP Finance SA, Series 5,
7.50%, 3/13/13, MTN	250,000	261,875

Russian Federation – 2.0%
AK Transneft OJSC, 7.70%, 8/7/13	225,000	240,288
Alfa Invest Ltd., 9.25%, 6/24/13, MTN	100,000	105,250
Sberbank, Series E, 6.48%, 5/15/13, MTN	200,000	209,636
		555,174

United Arab Emirates – 0.8%
The Abu Dhabi National Energy Co.
(TAQA), 6.60%, 8/1/13	200,000	210,000

TOTAL YANKEE DOLLARS
(COST $1,512,929)		1,518,578

Purchased Options – 0.1%
	Contracts
Brazilian Real Currency Option (USD/BRL),
Strike @ $1.86 Exp. 5/29/12	500,000	15,580
Turkish Lira Currency Option (USD/TRY),
Strike @ $1.88 Exp. 5/24/12	500,000	84

TOTAL PURCHASED SWAPTIONS
(COST $12,600)		15,664

Investment Company – 35.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01% (c)	9,556,596	9,556,596

TOTAL INVESTMENT COMPANY
(COST $9,556,596)		9,556,596

TOTAL INVESTMENT SECURITIES
(COST $26,157,128) — 96.1%		25,725,378

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

____________________

Percentages indicated are based on net assets of $26,759,698.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Step Bond: Coupon rate is set for an initial period and then increases to a higher coupon rate at a specified date.
(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
MTN — Medium Term Note

Written Options

At April 30, 2012, the Fund’s open options contracts were as follows:

				Strike	Premium
				Price	Received	Value
Contracts	Counterparty	Description	Expiration Date	($)	($)	($)
250,000	Barclays Bank PLC	Turkish Lira Currency Option (USD/TRY)	5/23/2012	1.80	6,100	(707)
250,000	Barclays Bank PLC	Brazilian Real Currency Option (USD/BRL)	5/25/2012	1.75	6,500	(22,297)
						(23,004)

Interest Rate Swap Agreements

At April 30, 2012, the Fund’s open interest rate swap agreements were as follows:

									Upfront	Unrealized
Pay/Receive		Fixed			Notional		Notional		Premiums	Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	Paid/(Received)	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)	($)
				JPMorgan
				Chase
Pay	1-Year BRL CDI	10.44	1/2/14	Bank N.A.	2,200,000	BRL	1,154,613	27,571	—	27,571

	1-Month			Barclays
Pay	MXN-TIIE-Banxico	6.69	12/23/21	Bank PLC	6,250,000	MXN	479,920	11,729	(131)	11,860
								39,300	(131)	39,431

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	5/3/12	920,750	500,000	482,929	17,071
Brazilian Real	Barclays Bank PLC	5/3/12	366,900	200,000	192,437	7,563
Brazilian Real	Barclays Bank PLC	5/3/12	2,482,197	1,349,753	1,301,901	47,852
Colombian Peso	JPMorgan Chase Bank N.A.	5/22/12	1,576,418,345	886,126	891,881	(5,755)
Czech Koruna	Barclays Bank PLC	6/4/12	16,222,779	855,000	861,613	(6,613)
European Euro	Barclays Bank PLC	6/26/12	350,000	460,828	463,342	(2,514)
Hong Kong Dollar	Standard Charter Bank	6/28/12	776,600	100,000	100,123	(123)
Indonesian Rupiah	Barclays Bank PLC	5/29/12	4,098,550,000	447,440	444,697	2,743
Korean Won	Barclays Bank PLC	7/9/12	230,200,000	200,000	203,351	(3,351)
Malaysian Ringgit	Barclays Bank PLC	6/14/12	1,870,449	615,887	616,354	(467)
Mexican Peso	Barclays Bank PLC	6/1/12	3,468,398	270,000	265,485	4,515
Mexican Peso	Barclays Bank PLC	6/14/12	6,576,000	500,000	502,784	(2,784)
Peruvian Nuevo Sol	Barclays Bank PLC	7/30/12	411,317	154,225	155,840	(1,615)
Philippine Peso	Barclays Bank PLC	5/18/12	47,617,880	1,114,129	1,126,630	(12,501)
Polish Zloty	Barclays Bank PLC	6/4/12	1,050,912	328,000	332,157	(4,157)
Polish Zloty	Barclays Bank PLC	6/4/12	1,601,550	500,000	506,194	(6,194)
Polish Zloty	JPMorgan Chase Bank N.A.	6/4/12	700,000	221,481	221,246	235
Russian Ruble	Barclays Bank PLC	5/24/12	39,497,240	1,338,889	1,340,003	(1,114)
South African Rand	Barclays Bank PLC	6/7/12	247,488	32,000	31,702	298
South African Rand	Barclays Bank PLC	6/7/12	2,564,736	320,000	328,531	(8,531)
South African Rand	Barclays Bank PLC	6/7/12	6,512,780	830,161	834,258	(4,097)
South African Rand	JPMorgan Chase Bank N.A.	6/7/12	3,603,206	465,567	461,555	4,012
South African Rand	JPMorgan Chase Bank N.A.	6/7/12	287,463	37,756	36,823	933
South African Rand	JPMorgan Chase Bank N.A.	6/7/12	1,872,881	246,458	239,908	6,550
South African Rand	JPMorgan Chase Bank N.A.	6/7/12	373,381	49,134	47,828	1,306
Thai Baht	JPMorgan Chase Bank N.A.	5/21/12	9,579,000	310,000	311,153	(1,153)
Turkish Lira	Barclays Bank PLC	5/11/12	902,150	500,000	512,553	(12,553)
Turkish Lira	JPMorgan Chase Bank N.A.	5/11/12	1,083,050	614,845	615,330	(485)
				13,447,679	13,428,608	19,071
See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	5/3/12	733,200	400,000	384,560	(15,440)
Brazilian Real	JPMorgan Chase Bank N.A.	5/3/12	3,036,647	1,690,501	1,592,709	(97,792)
Brazilian Real	Barclays Bank PLC	6/4/12	2,482,197	1,341,220	1,293,433	(47,787)
Brazilian Real	Barclays Bank PLC	6/4/12	570,600	300,000	297,331	(2,669)
Chilean Peso	Barclays Bank PLC	6/21/12	143,775,000	292,463	294,587	2,124
Chinese Yuan	Barclays Bank PLC	7/27/12	1,622,500	256,928	256,603	(325)
Chinese Yuan	Barclays Bank PLC	7/27/12	3,160,500	500,000	499,843	(157)
Colombian Peso	Barclays Bank PLC	5/22/12	1,116,908,345	619,816	631,907	12,091
Colombian Peso	Barclays Bank PLC	5/22/12	459,510,000	255,000	259,974	4,974
Colombian Peso	JPMorgan Chase Bank N.A.	7/26/12	1,576,418,345	879,158	886,240	7,082
Czech Koruna	Barclays Bank PLC	6/4/12	19,096,101	1,036,423	1,014,218	(22,205)
Hong Kong Dollar	Barclays Bank PLC	6/28/12	10,712,541	1,377,712	1,381,109	3,397
Hong Kong Dollar	Standard Charter Bank	6/28/12	388,100	50,000	50,036	36
Hungarian Forint	Barclays Bank PLC	7/13/12	113,706,768	494,076	519,848	25,772
Indian Rupee	Barclays Bank PLC	6/25/12	14,387,540	284,339	269,704	(14,635)
Indian Rupee	Barclays Bank PLC	6/25/12	5,251,000	100,000	98,433	(1,567)
Israeli New Shekel	Barclays Bank PLC	6/21/12	1,397,144	371,255	370,526	(729)
Korean Won	Standard Charter Bank	7/9/12	201,525,000	178,815	178,020	(795)
Malaysian Ringgit	Barclays Bank PLC	6/14/12	1,548,250	500,000	510,183	10,183
Mexican Peso	JPMorgan Chase Bank N.A.	6/1/12	25,450,151	1,985,036	1,948,057	(36,979)
Mexican Peso	Barclays Bank PLC	6/14/12	6,640,000	500,000	507,677	7,677
Peruvian Nuevo Sol	Barclays Bank PLC	7/30/12	1,323,250	500,000	501,353	1,353
Philippine Peso	Barclays Bank PLC	5/18/12	30,016,000	700,000	710,173	10,173
Philippine Peso	Standard Charter Bank	5/18/12	17,601,880	401,732	416,457	14,725
Philippine Peso	Barclays Bank PLC	7/19/12	47,617,880	1,111,529	1,121,592	10,063
Polish Zloty	JPMorgan Chase Bank N.A.	5/2/12	700,000	222,293	222,103	(190)
Polish Zloty	Barclays Bank PLC	6/4/12	2,708,000	874,169	855,905	(18,264)
Romanian Leu	JPMorgan Chase Bank N.A.	6/21/12	1,296,417	389,724	385,566	(4,158)
Russian Ruble	Barclays Bank PLC	5/24/12	7,778,390	259,042	263,893	4,851
Russian Ruble	Barclays Bank PLC	5/24/12	22,760,100	760,000	772,170	12,170
Russian Ruble	Barclays Bank PLC	5/24/12	8,958,750	300,000	303,939	3,939
Russian Ruble	Barclays Bank PLC	7/25/12	39,497,240	1,327,371	1,328,363	992
Singapore Dollar	JPMorgan Chase Bank N.A.	6/21/12	1,635,526	1,272,971	1,322,071	49,100
South African Rand	Barclays Bank PLC	6/7/12	1,000,000	128,182	128,095	(87)
Taiwan Dollar	Standard Charter Bank	6/12/12	7,157,500	243,411	245,306	1,895
Taiwan Dollar	Standard Charter Bank	6/12/12	2,951,500	100,000	101,156	1,156
Thai Baht	Standard Charter Bank	5/21/12	4,863,870	152,105	157,992	5,887
Turkish Lira	Barclays Bank PLC	5/11/12	232,856	130,000	132,296	2,296
Turkish Lira	JPMorgan Chase Bank N.A.	5/11/12	1,561,809	810,025	887,335	77,310
Turkish Lira	JPMorgan Chase Bank N.A.	5/11/12	190,535	99,263	108,252	8,989
Turkish Lira	JPMorgan Chase Bank N.A.	7/2/12	1,083,050	608,045	608,616	571
				25,802,604	23,817,631	15,027

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Common Stocks – 83.9%
	Shares ($)	Value ($)
Argentina – 2.2%
Banco Macro SA ADR	3,834	59,120
Grupo Financiero Galicia SA ADR	21,286	118,989
Telecom Argentina SA ADR*	11,770	172,195
		350,304

Australia – 0.5%
Centamin plc*	66,197	73,688

Bangladesh – 1.9%
Islami Bank Bangladesh Ltd.	291,250	162,972
Prime Bank Ltd.	322,800	142,371
		305,343

Cambodia – 1.2%
NagaCorp Ltd.	410,000	190,776

Canada – 0.5%
SouthGobi Resources Ltd.*	11,500	79,451

Colombia – 3.2%
Ecopetrol SA	159,500	515,947

Croatia – 0.8%
Hrvatski Telekom dd	3,500	128,021

Egypt – 3.1%
Commercial International Bank	26,114	110,584
Orascom Construction Industries (OCI)	5,548	244,174
Orascom Telecom Holding SAE	124,200	69,468
Six of October Development & Investment Co.	26,500	70,515
		494,741

Estonia – 1.3%
Tallink Group Ltd.*	238,500	206,755

Kazakhstan – 6.1%
Kazakhmys plc	17,500	244,499
KazMunaiGas Exploration Production
GDR(a)	36,000	720,000
		964,499

Kenya – 3.8%
Cove Energy plc*	41,100	151,059
Kenya Commercial Bank Ltd.	992,000	268,915
Safaricom Ltd.	4,520,000	179,711
		599,685

Kuwait – 5.8%
Kuwait Projects Co. (Holding) KSC	157,500	184,460
Mabanee Co. SAKC	60,500	218,018
Mobile Telecommunications Co.	82,500	220,000
National Bank of Kuwait	77,000	294,126
		916,604

Lebanon – 1.3%
Banque Audi SAL - Audi Saradar Group	12,000	72,720
Solidere, Class A	9,919	135,890
		208,610

Nigeria – 10.5%
Dangote Cement plc	204,000	158,220
First Bank of Nigeria plc	2,950,500	187,196
Guaranty Trust Bank plc	3,450,000	351,361
Guinness Nigeria plc	144,200	217,290
Nestle Foods Nigeria plc	52,800	140,643
Nigerian Breweries plc	361,277	252,871
Oando plc	365,000	37,591
Skye Bank plc*	1,540,000	38,769
Zenith Bank plc	3,200,000	288,061
		1,672,002

Oman – 3.2%
Bank Muscat SAOG	214,935	348,453
Renaissance Services SAOG*	95,200	155,822
		504,275

Pakistan – 6.4%
MCB Bank Ltd.	128,150	242,319
Pakistan Petroleum Ltd.	115,060	240,385
The Hub Power Co. Ltd.	621,692	252,242
United Bank Ltd.	309,100	289,709
		1,024,655

Panama – 1.4%
Copa Holdings SA, Class A	2,816	228,969

Peru – 4.1%
Cia de Minas Buenaventura SA ADR	5,200	214,604
Credicorp Ltd.	3,300	432,003
		646,607

Philippines – 5.1%
Metropolitan Bank & Trust Co.	60,860	131,784
Security Bank Corp.	80,100	271,365
SM Investments Corp.	24,900	412,345
		815,494

Qatar – 11.2%
Doha Bank QSC	9,651	154,289
Gulf International Services QSC	14,100	100,507
Industries Qatar QSC	5,668	227,311
Qatar Electricity & Water Co.	3,074	120,072
Qatar Insurance Co.	5,650	116,399
Qatar Islamic Bank	8,000	170,086
Qatar National Bank	10,708	392,377
Qatar Telecom (QTEL) QSC	9,902	381,066
The Commercial Bank of Qatar QSC	6,288	124,361
		1,786,468

Slovenia – 2.1%
KRKA dd	5,270	331,306

Sri Lanka – 1.7%
John Keells Holdings plc	170,000	266,412

United Arab Emirates – 5.0%
DP World Ltd.	12,324	141,233
Drake & Scull International*	385,000	100,632
Emaar Properties PJSC*	470,000	418,454
Emirates NBD PJSC	38,664	29,792
NMC Health plc*	32,882	111,784
		801,895

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC FRONTIER MARKETS FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

Common Stocks, continued
	Shares ($)	Value ($)
United Kingdom – 1.5%
Bank of Georgia Holdings plc*	13,550	237,465

TOTAL COMMON STOCKS
(COST $12,519,558)		13,349,972

Preferred Stock – 4.3%

Colombia – 4.3%
Bancolombia SA, Preferred Shares	40,546	688,000

TOTAL PREFERRED STOCK
(COST $644,430)		688,000

Participatory Notes – 7.1%

Saudi Arabia – 1.6%
Etihad Etisalat Co., 12/3/12,
(Deutsche Bank AG)*(a)	14,100	259,440

United Arab Emirates – 4.7%
Abu Dhabi Commercial Bank, 4/22/13,
(Citigroup Global Markets Holding, Inc.)*	110,000	98,890
Dana Gas, 3/1/17, (Deutsche Bank AG)*	361,907	43,429
First Gulf Bank PJSC, 2/11/19,
(Deutsche Bank AG)*	126,900	309,636
National Bank of Abu Dhabi, 11/29/13,
(Citigroup Global Markets Holding, Inc.)*	91,300	215,924
Union National Bank of Abu Dhabi, 9/27/13,
(Citigroup Global Markets Holding, Inc.)*	92,500	74,370
		742,249

Vietnam – 0.8%
PetroVietnam Drilling and Well Services JSC,
9/6/16, (JPMorgan Chase)*	67,099	130,172

TOTAL PARTICIPATORY NOTES
(COST $1,126,093)		1,131,861

Exchange Traded Fund – 0.9%

SIF 5 Oltenia Craiova	320,000	134,353

TOTAL EXCHANGE TRADED FUND
(COST $108,129)		134,353

Investment Company – 3.1%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01%(b)	482,974	482,974

TOTAL INVESTMENT COMPANY
(COST $482,974)		482,974

TOTAL INVESTMENT SECURITIES
(COST $14,881,184) — 99.3%		15,787,160
____________________

Percentages indicated are based on net assets of $15,905,189.
*	Represents non-income producing security.
(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The Fund invested, as a percentage of net assets, in the following industries, as of April 30, 2012:

Industry	Percent of Net Assets
Commercial Banks	36.4%
Oil, Gas & Consumable Fuels	13.5%
Diversified Telecommunication Services	4.9%
Industrial Conglomerates	4.7%
Diversified Financial Services	4.5%
Wireless Telecommunication Services	3.7%
Real Estate Management & Development	3.5%
Metals & Mining	3.4%
Energy Equipment & Services	3.2%
Investment Companies	3.1%
Beverages	3.0%
Hotels, Restaurants & Leisure	2.2%
Pharmaceuticals	2.1%
Construction & Engineering	1.9%
Independent Power Producers & Energy Traders	1.6%
Marine	1.5%
Airlines	1.5%
Construction Materials	1.0%
Food Products	0.9%
Exchange Traded Funds	0.9%
Multi-Utilities	0.8%
Insurance	0.7%
Health Care Providers & Services	0.7%
Transportation Infrastructure	0.3%
Total Investments	100.0%

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited)

Corporate Bond – 2.5%
	Shares or
	Principal
	Amount ($)	Value ($)
United States – 2.5%
Reliance Holdings USA, Inc., Registered,
5.40%, 2/14/22	250,000	250,637

TOTAL CORPORATE BOND
(COST $247,735)		250,637

Foreign Bonds – 6.9%†

Mexico – 6.9%
Mexican Cetes, Series BI, 0.00%, 7/12/12 (a)	65,000,000	494,775
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (b)	2,500,000	196,716

TOTAL FOREIGN BONDS
(COST $704,398)		691,491

Yankee Dollars – 37.5%

Brazil – 7.1%
Banco do Brasil SA, Registered,
5.88%, 1/26/22	200,000	208,000
Banco Santander Brasil SA, Registered,
4.63%, 2/13/17	300,000	296,625
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	206,000
		710,625

Cayman Islands – 2.2%
Voto-Votorantim Ltd., Registered,
6.75%, 4/5/21	200,000	224,000

Colombia – 4.9%
Republic of Colombia, 7.38%, 1/27/17	400,000	495,200

Indonesia – 4.0%
Pertamina PT, Registered, 4.88%, 5/3/22	200,000	199,200
Republic of Indonesia, Registered,
3.75%, 4/25/22	200,000	197,000
		396,200

Luxembourg – 4.2%
Gazprom OAO, Registered,
6.51%, 3/7/22, MTN	200,000	219,540
VTB Bank OJSC (VTB Capital SA),
Registered, 6.00%, 4/12/17	200,000	203,600
		423,140

Mexico – 4.7%
United Mexican States, 5.63%, 1/15/17	400,000	467,000

Peru – 2.1%
Corp. Financiera de Desarrollo SA,
Registered, 4.75%, 2/8/22	200,000	208,500

Russian Federation – 6.3%
Russia Foreign Bond, Registered,
7.50%, 3/31/30 (c)	523,250	627,246

Turkey – 2.0%
Republic of Turkey, 5.13%, 3/25/22	200,000	203,700

TOTAL YANKEE DOLLARS
(COST $3,747,782)		3,755,611

U.S. Treasury Obligation – 4.0%

U.S. Treasury Bills – 4.0%
0.07%, 5/10/12 (d)	400,000	399,995

TOTAL U.S. TREASURY OBLIGATION
(COST $399,993)		399,995

Purchased Options – 0.0%
	Contracts
Turkish Lira Currency Option (USD/TRY),
Strike @ $1.89 Exp. 7/2/12	700,000	1,511

TOTAL PUT OPTION PURCHASED
(COST $8,085)		1,511

Investment Company – 50.6%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares, 0.01% (e)	5,063,659	5,063,659

TOTAL INVESTMENT COMPANY
(COST $5,063,659)		5,063,659

TOTAL INVESTMENT SECURITIES
(COST $10,171,652) — 101.5%		10,162,904
____________________

Percentages indicated are based on net assets of $10,015,578.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Zero-Coupon Security.
(b)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c)	Step Bond: Coupon rate is set for an initial period and then increases to a higher coupon rate at a specified date.
(d)	Discount note. Rate presented represents the effective yield at time of purchase.
(e)	The rate represents the annualized one-day yield that was in effect on April 30, 2012.
MTN — Medium Term Note

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC TOTAL RETURN FUND

Schedule of Portfolio Investments—as of April 30, 2012 (Unaudited) (continued)

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Charter Bank	5/3/12	921,000	500,000	483,061	16,939
Brazilian Real	Standard Charter Bank	6/4/12	921,000	498,457	479,917	18,540
Mexican Peso	Standard Charter Bank	6/1/12	2,590,000	201,309	198,249	3,060
Mexican Peso	Standard Charter Bank	7/12/12	6,500,000	505,317	495,755	9,562
Turkish Lira	JPMorgan Chase Bank N.A.	5/11/12	630,665	350,000	358,310	(8,310)
Turkish Lira	JPMorgan Chase Bank N.A.	7/2/12	630,665	354,067	354,400	(333)
				2,409,150	2,369,692	39,458

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Charter Bank	5/3/12	921,000	501,634	483,062	(18,572)
Brazilian Real	JPMorgan Chase Bank N.A.	6/4/12	949,500	500,000	494,769	(5,231)
Turkish Lira	JPMorgan Chase Bank N.A.	5/11/12	630,665	358,027	358,309	282
				1,359,661	1,336,140	(23,521)

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2012 (Unaudited)

		Emerging
	Emerging	Markets	Frontier	Total
	Markets	Local Debt	Markets	Return
	Debt Fund	Fund	Fund	Fund
Assets:
Investment securities, at value	$39,562,147	$25,725,378	$15,787,160	$10,162,904
Foreign currency, at value	264	271,337	46,463	183
Unrealized appreciation on swap agreements	20,389	39,431	—	—
Unrealized appreciation on forward foreign currency exchange contracts	24,222	371,885	—	48,383
Interest and dividends receivable	484,737	247,966	61,776	40,331
Receivable for capital shares issued	172,921	27,335	—	1,064
Receivable for investments sold	—	584,309	—	—
Reclaims receivable	—	38,930	—	—
Receivable from Investment Adviser	—	33,940	7,202	1,382
Prepaid expenses and other assets	34,907	34,492	13,309	1,525
Total Assets	40,299,587	27,375,003	15,915,910	10,255,772

Liabilities:
Interest and dividends payable	140,009	27,402	—	1,064
Unrealized depreciation on forward foreign currency exchange contracts	16,235	337,787	—	32,446
Payable for investments purchased	398,828	214,541	—	198,828
Premiums received on swap agreements	19,534	—	—	—
Payable for capital shares redeemed	508	—	48	—
Written options (Premiums received $12,600.00)	—	23,004	—	—
Accrued expenses and other liabilities:
Investment Management	6,738	—	—	—
Administration	1,602	1,084	640	164
Shareholder Servicing	128	418	75	20
Compliance Service	58	80	23	6
Accounting	266	308	287	16
Custodian	781	673	244	6,347
Transfer Agent	3,428	3,502	92	—
Trustee	37	37	65	143
Other	3,297	6,469	9,247	1,160
Total Liabilities	591,449	615,305	10,721	240,194
Net Assets	$39,708,138	$26,759,698	$15,905,189	$10,015,578

Composition of Net Assets:
Capital	37,307,302	27,300,490	15,087,612	10,001,064
Accumulated net investment income (loss)	14,278	(64,182)	277,622	1,413
Accumulated net realized gains (losses) from investments	(52,923)	(108,933)	(366,077)	5,977
Unrealized appreciation/depreciation on investments	2,439,481	(367,677)	906,032	7,124
Net Assets	$39,708,138	$26,759,698	$15,905,189	$10,015,578

Net Assets:
Class A Shares	$440,794	$1,786,949	$176,702	$100,125
Class I Shares	39,154,043	24,873,008	15,728,487	9,815,288
Class S Shares	113,301	99,741	—	100,165
	$39,708,138	$26,759,698	$15,905,189	$10,015,578
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	41,123	183,355	16,794	10,000
Class I Shares	3,647,883	2,549,300	1,493,150	980,104
Class S Shares	10,555	10,222	—	10,002
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.72	$9.75	$10.52	$10.01
Class I Shares	$10.73	$9.76	$10.53	$10.01
Class S Shares	$10.73	$9.76	$—	$10.01
Maximum Sales Charge - Class A Shares	4.75%	4.75%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/(100%-maximum
sales charge)) - Class A Shares	$11.25	$10.24	$11.07	$10.51
Total Investments, at cost	$37,151,035	$26,157,128	$14,881,184	$10,171,652
Foreign currency, at cost	$271	$270,335	$46,459	$186

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations - For the period ended April 30, 2012 (Unaudited)

		Emerging
	Emerging	Markets	Frontier	Total
	Markets	Local Debt	Markets	Return
	Debt Fund	Fund	Fund	Fund(a)
Investment Income:
Interest	$1,037,327	$463,548	$—	$13,373
Dividends	35	829	470,656	56
Foreign tax withholding	—	(15,970)	(20,792)	—
Total Investment Income	1,037,362	448,407	449,864	13,429
Expenses:
Investment Management	90,239	64,694	91,697	7,432
Advisory Services:
Operational Support - Class A Shares	375	1,794	127	18
Operational Support - Class I Shares	17,807	11,993	7,272	857
Administration:
Class A Shares	92	439	28	2
Class I Shares	8,714	5,866	3,149	171
Class S Shares	26	23	—	2
Shareholder Servicing:
Class A Shares	396	2,165	96	20
Accounting	31,110	28,547	27,387	628
Compliance Service	400	330	132	22
Custodian	8,605	41,225	34,690	6,628
Printing	16,478	12,287	12,788	1,239
Professional	1,791	1,333	845	216
Transfer Agent	14,878	14,915	7,912	2
Trustee	1,042	782	378	144
Registration fees	19,224	22,743	7,335	1,530
Other	5,752	4,806	3,642	1,675
Total expenses before fee reductions	216,929	213,942	197,678	20,586
Fees contractually reduced by Investment Adviser	(62,933)	(100,952)	(61,793)	(9,634)
Net Expenses	153,996	112,990	135,885	10,952

Net Investment Income (Loss)	883,366	335,417	313,979	2,477

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(108,453)	(368,546)	(272,772)	5,855
Net realized gains (losses) from swap agreements	13,320	87,258	—	—
Net realized gains (losses) from options transactions	—	23,195	—	—
Net realized gains (losses) from forward foreign currency exchange contracts	47,633	132,979	(9,378)	122
Change in unrealized appreciation/depreciation on investments	1,775,053	543,724	1,303,379	7,124
Net realized/unrealized gains from investments	1,727,553	418,610	1,021,229	13,101
Change In Net Assets Resulting From Operations	$2,610,919	$754,027	$1,335,208	$15,578
____________________

(a)	Commenced operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
		For the period		For the period
	For the six	ended	For the six	ended
	months ended	October 31,	months ended	October 31,
	April 30, 2012	2011(a)	April 30, 2012	2011(a)
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$883,366	$936,346	$335,417	$357,731
Net realized gains (losses) from investments	(47,500)	20,688	(125,114)	(303,861)
Change in unrealized appreciation/depreciation on investments	1,775,053	664,428	543,724	(911,401)
Change in net assets resulting from operations	2,610,919	1,621,462	754,027	(857,531)

Dividends:
Net investment income:
Class A Shares	(9,023)	(6,868)	(10,703)	(7,609)
Class I Shares	(910,575)	(901,845)	(181,651)	(247,296)
Class S Shares	(2,807)	(2,868)	(774)	(1,037)
Net realized gains:
Class A Shares	(82)	—	—	—
Class I Shares	(7,859)	—	—	—
Class S Shares	(24)	—	—	—
Return of capital:
Class A Shares	—	—	—	(2,600)
Class I Shares	—	—	—	(84,499)
Class S Shares	—	—	—	(354)
Change in net assets resulting from shareholder dividends	(930,370)	(911,581)	(193,128)	(343,395)
Change in net assets resulting from capital transactions	3,310,119	34,007,589	208,586	27,191,139
Change in Net assets	4,990,668	34,717,470	769,485	25,990,213

Net Assets:
Beginning of period	34,717,470	—	25,990,213	—
End of period	$39,708,138	$34,717,470	$26,759,698	$25,990,213
Accumulated net investment income (loss)	$14,278	$53,317	$(64,182)	$(206,471)
____________________

(a)	Commenced operations on April 7, 2011.

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
		For the period		For the period
	For the six	ended	For the six	ended
	months ended	October 31,	months ended	October 31,
	April 30, 2012	2011(a)	April 30, 2012	2011(a)
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$93,314	$345,825	$36,579	$1,871,102
Dividends reinvested	9,105	6,868	10,698	10,209
Value of shares redeemed	(34,611)	—	(106,365)	—
Class A Shares capital transactions	67,808	352,693	(59,088)	1,881,311

Class I Shares:
Proceeds from shares issued	3,381,488	34,302,757	98,416	24,876,657
Dividends reinvested	914,161	901,809	181,483	331,795
Value of shares redeemed	(1,056,169)	(1,652,538)	(12,999)	(15)
Class I Shares capital transactions	3,239,480	33,552,028	266,900	25,208,437

Class S Shares:
Proceeds from shares issued	—	100,000	—	100,000
Dividends reinvested	2,831	2,868	774	1,391
Class S Shares capital transactions	2,831	102,868	774	101,391
Change in net assets resulting from capital transactions	$3,310,119	$34,007,589	$208,586	$27,191,139

SHARE TRANSACTIONS:
Class A Shares:
Issued	8,840	33,986	3,818	188,305
Reinvested	877	676	1,132	1,054
Redeemed	(3,256)	—	(10,954)	—
Change in Class A Shares	6,461	34,662	(6,004)	189,359

Class I Shares:
Issued	317,936	3,417,116	10,215	2,487,763
Reinvested	88,003	88,707	19,120	33,541
Redeemed	(101,816)	(162,063)	(1,338)	(1)
Change in Class I Shares	304,123	3,343,760	27,997	2,521,303

Class S Shares:
Issued	—	10,000	—	10,000
Reinvested	273	282	81	141
Change in Class S Shares	273	10,282	81	10,141
____________________

(a)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
		For the period
	For the six	ended	For the period
	months ended	October 31,	ended
	April 30, 2012	2011(b)	April 30, 2012(c)
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$313,979	$1,837	$2,477
Net realized gains (losses) from investments	(282,150)	(100,622)	5,977
Change in unrealized appreciation/depreciation on investments	1,303,379	(397,347)	7,124
Change in net assets resulting from operations	1,335,208	(496,132)	15,578

Dividends:
Net investment income:
Class A Shares	(102)	—	—
Class I Shares	(28,979)	—	(1,046)
Class S Shares	—	—	(18)
Change in net assets resulting from shareholder dividends	(29,081)	—	(1,064)
Change in net assets resulting from capital transactions	95,194	15,000,000	10,001,064
Change in Net Assets	1,401,321	14,503,868	10,015,578

Net Assets:
Beginning of period	14,503,868	—	—
End of period	$15,905,189	$14,503,868	$10,015,578
Accumulated net investment income (loss)	$277,622	$(7,276)	$1,413
____________________

(b)	Commenced operations on September 7, 2011.
(c)	Commenced operations on March 30, 2012.

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
		For the period
	For the six	ended	For the period
	months ended	October 31,	ended
	April 30, 2012	2011(b)	April 30, 2012(c)
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$66,461	$100,000	$100,000
Dividends reinvested	102	—	—
Value of shares redeemed	(348)	—	—
Class A Shares capital transactions	66,215	100,000	100,000

Class I Shares:
Proceeds from shares issued	—	14,900,000	9,800,000
Dividends reinvested	28,979	—	1,046
Value of shares redeemed	—	—	—
Class I Shares capital transactions	28,979	14,900,000	9,801,046

Class S Shares:
Proceeds from shares issued	—	—	100,000
Dividends reinvested	—	—	18
Class S Shares capital transactions	—	—	100,018
Change in net assets resulting from capital transactions	$95,194	$15,000,000	$10,001,064

SHARE TRANSACTIONS:
Class A Shares:
Issued	6,818	10,000	10,000
Reinvested	11	—	—
Redeemed	(35)	—	—
Change in Class A Shares	6,794	10,000	10,000

Class I Shares:
Issued	—	1,490,000	980,000
Reinvested	3,150	—	104
Redeemed	—	—	—
Change in Class I Shares	3,150	1,490,000	980,104

Class S Shares:
Issued	—	—	10,000
Reinvested	—	—	2
Change in Class S Shares	—	—	10,002
____________________

(b)	Commenced operations on September 7, 2011.
(c)	Commenced operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions		Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	—		(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Six Months Ended April 30, 2012
(Unaudited)	$10.23	0.19	0.52	0.71	(0.22)	—	(e)	(0.22)	$10.72	7.36%	$441	1.20%	4.88%	1.48%	21%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	—		(0.28)	$10.25	5.34%	$34,257	0.85%	5.07%	1.12%	10%
Six Months Ended April 30, 2012
(Unaudited)	$10.25	0.22	0.52	0.74	(0.25)	—	(e)	(0.25)	$10.73	7.41%	$39,154	0.85%	4.88%	1.20%	21%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	—		(0.28)	$10.25	5.39%	$105	0.75%	5.14%	1.02%	10%
Six Months Ended April 30, 2012
(Unaudited)	$10.25	0.24	0.51	0.75	(0.27)	—	(e)	(0.27)	$10.73	7.46%	$113	0.75%	4.88%	1.09%	21%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Represents less than $0.005 or $(0.005).

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
												Ratio of		Ratios of
												Expenses		Expenses to
			Net Realized									to Average	Ratio of Net	Average Net
	Net Asset		and Unrealized							Net Assets	Ratio of Net	Net Assets	Investment	Assets
	Value,	Net	Gains (Losses)	Total from	Net	Return		Net Asset		at End of	Expenses to	(Excluding	Income to	(Excluding	Portfolio
	Beginning	Investment	from	Investment	Investment	of	Total	Value, End	Total	Period	Average Net	Interest	Average Net	Fee	Turnover
	of Period	Income (Loss)	Investments	Activities	Income	Capital	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Expense)(b)	Assets(b)	Reductions) (b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12	(0.46)	(0.34)	(0.09)	(0.03)	(0.12)	$9.54	(3.43)%	$1,807	1.26%	1.20%	2.29%	1.66%	66%
Six Months Ended April 30, 2012
(Unaudited)	$9.54	0.13	0.14	0.27	(0.06)	—	(0.06)	$9.75	2.71%	$1,787	1.20%	1.20%	2.59%	1.97%	19%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13	(0.45)	(0.32)	(0.10)	(0.03)	(0.13)	$9.55	(3.21)%	$24,086	0.91%	0.85%	2.46%	1.32%	66%
Six Months Ended April 30, 2012
(Unaudited)	$9.55	0.12	0.16	0.28	(0.07)	—	(0.07)	$9.76	2.87%	$24,873	0.85%	0.85%	2.59%	1.63%	19%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14	(0.45)	(0.31)	(0.11)	(0.03)	(0.14)	$9.55	(3.16)%	$97	0.81%	0.75%	2.58%	1.22%	66%
Six Months Ended April 30, 2012
(Unaudited)	$9.55	0.12	0.16	0.28	(0.08)	—	(0.08)	$9.76	2.91%	$100	0.75%	0.75%	2.59%	1.53%	19%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC FRONTIER MARKETS FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends				Ratios/Supplementary Data
											Ratio of Net	Ratios of
			Net Realized								Investment	Expenses
	Net Asset		and Unrealized						Net Assets	Ratio of Net	Income	to Average
	Value,	Net	Gains (Losses)	Total from	Net		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Investment	from	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding	Turnover
	of Period	Income (Loss)	Investments	Activities	Income	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Fee Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	— (e)	(0.34)	(0.34)	—	—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Six Months Ended April 30, 2012
(Unaudited)	$9.66	0.16	0.70	0.86	(0.01)	(0.01)	$10.52	9.02%	$177	2.20%	4.94%	2.84%	10%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	— (e)	(0.33)	(0.33)	—	—	$9.67	(3.30)%	$14,407	1.96%	0.09%	2.23%	6%
Six Months Ended April 30, 2012
(Unaudited)	$9.67	0.21	0.67	0.88	(0.02)	(0.02)	$10.53	9.12%	$15,728	1.85%	4.26%	2.50%	10%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on September 6, 2011.
(e)	Represents less than $0.005 or $(0.005).

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends					Ratios/Supplementary Data
													Ratio of Net	Ratios of
				Net Realized									Investment	Expenses
	Net Asset			and Unrealized							Net Assets	Ratio of Net	Income	to Average
	Value,	Net		Gains (Losses)	Total from	Net			Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Investment		from	Investment	Investment	Total		Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	Income (Loss)		Investments	Activities	Income	Dividends		of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended April 30, 2012
(Unaudited)(d)	$10.00	—	(e)	0.01	0.01	—	—		$10.01	0.10%	$100	1.60%	0.02%	2.67%	12%
CLASS I SHARES
Period Ended April 30, 2012
(Unaudited)(d)	$10.00	—	(e)	0.01	0.01	— (e)	—	(e)	$10.01	0.11%	$9,815	1.25%	0.36%	2.35%	12%
CLASS S SHARES
Period Ended April 30, 2012
(Unaudited)(d)	$10.00	—	(e)	0.01	0.01	— (e)	—	(e)	$10.01	0.12%	$100	1.15%	0.28%	2.25%	12%
(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on March 30, 2012.
(e)	Represents less than $0.005 or $(0.005).

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited)

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, and is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2012, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (collectively the “Trusts’’). The accompanying financial statements are presented for the following 4 funds (individually a “Fund,’’ collectively the “Funds’’ or the “Emerging Markets Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund

     Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund and the Total Return Fund (“Debt Funds’’) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund has a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

Foreign Currency Translation:

     The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At April 30, 2012, the Funds did not hold any restricted securities that were not deemed liquid.

Participation Notes and Participatory Notes:

     The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker- dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

Forward Foreign Currency Exchange Contracts:

     Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

HSBC FAMILY OF FUNDS       39

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

     During the period ended April 30, 2012, the Funds entered into forward foreign currency exchange contracts for the purpose of enhancing each Fund’s return. The notional amount of forward foreign currency exchange contracts outstanding as of April 30, 2012 and the monthly average notional amount for these contracts during the fiscal period ended April 30, 2012 were as follows:

	Outstanding	Monthly Average
	Notional Amount	Notional Amount
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	$1,857,450	$1,688,980
Emerging Markets Local Debt Fund	39,250,283	32,755,650
Total Return Fund	3,768,811	3,426,192

Options Contracts:

     The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

     The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

     During the period ended April 30, 2012, the Emerging Markets Local Debt Fund and the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Emerging Markets Local Debt Fund also entered into interest rate swaption agreements for hedging purposes.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Emerging Markets Funds have sought to mitigate these risks by generally requiring the posting of collateral to an Emerging Markets Fund at prearranged exposure levels to cover an Emerging Markets Fund’s exposure to the counterparty.

     The Emerging Markets Local Debt Fund and the Total Return Fund had the following transactions in purchased call and put options during the period ended April 30, 2012:

	Number of
Emerging Markets Local Debt Fund	Contracts	Cost
Options outstanding at October 31, 2011	—	$—
Options purchased	1,000,000	12,600
Options outstanding at April 30, 2012	1,000,000	$12,600

	Number of
Total Return Fund	Contracts	Cost
Options outstanding at October 31, 2011	—	$—
Options purchased	700,000	8,085
Options outstanding at April 30, 2012	700,000	$8,085

40       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

     The Emerging Markets Local Debt Fund had the following transactions in written call and put options during the period ended April 30, 2012:

	Number of	Premiums
Emerging Markets Local Debt Fund	Contracts	Received
Options outstanding at October 31, 2011	—	$—
Options written	(903,260)	(45,730)
Options exercised	400,000	4,183
Options expired	3,260	28,947
Options outstanding at April 30, 2012	(500,000)	$(12,600)

Futures Contracts:

     The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Emerging Markets Funds did not invest in futures contracts during the period ended April 30, 2012.

Swap Agreements:

     The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

     The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or deferred expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

     Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default

HSBC FAMILY OF FUNDS       41

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2012 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     During the period ended April 30, 2012, the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of April 30, 2012 and the monthly average notional amount for these agreements during the fiscal period ended April 30, 2012 were as follows:

	Outstanding	Monthly Average
	Notional Amount	Notional Amount
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	$1,634,533	$5,524,939
Credit Default Swap Agreements:
Emerging Markets Debt Fund	$1,550,000	$2,150,000

Summary of Derivative Instruments:

     The following is a summary of the fair value of derivative instruments as of April 30, 2012:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
	Assets and		Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Fund	Value($)*	Liabilities Location	Value($)*
Foreign Exchange Contracts	Unrealized appreciation on	Emerging Markets Debt Fund	24,222	Unrealized depreciation on	16,235
	forward foreign currency	Emerging Markets Local Debt Fund	371,885	forward foreign currency	337,787
	exchange contracts	Total Return Fund	48,383	exchange contracts	32,446

Foreign Exchange Contracts	Investment securities, at	Emerging Markets Local Debt Fund	15,664	Written options	23,004
	value (purchased options)	Total Return Fund	1,511		—

Credit Contracts	Unrealized appreciation on	Emerging Markets Debt Fund	20,389	Unrealized depreciation on	—
	swap agreements			swap agreements

Interest Rate Contracts	Unrealized appreciation on	Emerging Markets Local Debt Fund	39,431	Unrealized depreciation on	—
	swap agreements			swap agreements
____________________

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For swap agreements, the amounts represent the appreciation/depreciation of these swap agreements as reported in the Portfolios of Investments and Statements of Assets and Liabilities.

42       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

     The following is a summary of the effect of derivative instruments on the Statements of Operations for the period ended April 30, 2012:

				Change in
				Unrealized
			Realized Gain	Appreciation/
			(Loss) on	Depreciation on
	Location of Gain (Loss)		Derivatives	Derivatives
	on Derivatives		Recognized	Recognized
Primary Risk Exposure	Recognized in Income	Fund	in Income($)	in Income($)
Foregin Exchange Contracts	Net realized gains (losses) from	Emerging Markets Debt Fund	47,633	(5,310)
	foreign currency transactions,	Emerging Markets Local Debt Fund	132,979	(89,414)
	Change in unrealized appreciation/	Frontier Markets Fund	(9,378)	—
	depreciation on foreign currency	Total Return Fund	122	15,937
	transactions

Foregin Exchange Contracts	Net realized gains (losses) on	Emerging Markets Local Debt Fund	23,195	(7,340)
	options contracts/change in	Total Return Fund	—	(6,574)
	unrealized appreciation/
	depreciation on investments

Credit Contracts	Net realized gains/(losses) from swap	Emerging Markets Debt Fund	13,320	20,088
	agreements, Change in unrealized
	appreciation/depreciation on swap
	agreements

Interest Rate Contracts	Net realized gains/(losses) from swap	Emerging Markets Local Debt Fund	87,258	(12,801)
	agreements, Change in unrealized
	appreciation/depreciation on swap
	agreements

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends from net investment income, if any, are declared and distributed monthly in the case of the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund and Total Return Fund, and annually in the case of Frontier Markets Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

     A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or in other circumstance described in the Funds’ Prospectus. For the period ended April 30, 2012, no redemption fees were collected.

HSBC FAMILY OF FUNDS       43

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the most recent tax year end and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

     Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

     Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30 to 720 day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

44       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

     In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

     For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2012 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars(a)	—	37,777,611	—	37,777,611
U.S. Treasury Obligations	—	653,812	—	653,812
Investment Company	1,130,724	—	—	1,130,724
Total Investment Securities	1,130,724	38,431,423	—	39,562,147
Other Financial Instruments:(b)
Credit Default Swap Agreements	—	20,389	—	20,389
Forward Foreign Currency Exchange Contracts	—	7,987	—	7,987
Total Investments	1,130,724	38,459,799	—	39,590,523

Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds(a)	—	14,634,540	—	14,634,540
Yankee Dollars(a)	—	1,518,578	—	1,518,578
Purchased Options	—	15,664	—	15,664
Investment Company	9,556,596	—	—	9,556,596
Total Investment Securities	9,556,596	16,168,782	—	25,725,378
Other Financial Instruments:(b)
Interest Rate Swap Agreements	—	39,431	—	39,431
Forward Foreign Currency Exchange Contracts	—	34,098	—	34,098
Written Options	—	(23,004)	—	(23,004)
Total Investment Securities	9,556,596	16,222,307	—	25,778,903

HSBC FAMILY OF FUNDS       45

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Frontier Markets Fund
Investment Securities:
Common Stocks(a)
Kazakhstan	244,499	720,000	—	964,499
Lebanon	135,890	72,720	—	208,610
United Arab Emirates	660,662	141,233	—	801,895
All Other Common Stocks	11,374,968	—	—	11,374,968
Preferred Stocks(a)	688,000	—	—	688,000
Participatory Notes(a)	—	1,131,861	—	1,131,861
Exchange Traded Funds	134,353	—	—	134,353
Investment Company	482,974	—	—	482,974
Total Investment Securities	13,721,346	2,065,814	—	15,787,160

Total Return Fund
Investment Securities:
Corporate Bond(a)	—	250,637	—	250,637
Foreign Bonds(a)	—	691,491	—	691,491
Yankee Dollars(a)	—	3,755,611	—	3,755,611
U.S. Treasury Obligations	—	399,995	—	399,995
Purchased Options	—	1,511	—	1,511
Investment Company	5,063,659	—	—	5,063,659
Total Investment Securities	5,063,659	5,099,245	—	10,162,904
Other Financial Instruments:(b)
Forward Foreign Currency Exchange Contracts	—	15,937	—	15,937
Total Investment Securities	5,063,659	5,115,182	—	10,178,841
____________________

(a)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	Other financial instruments would include any derivative instruments, such as forward foreign currency exchange contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

     The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1, 2 or 3 as of April 30, 2012 are related to the use of the systematic valuation model to value foreign securities in the Frontier Markets Fund.

     In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU No. 2011-04 will have no effect on each Fund’s net assets. At this time, management is evaluating the impact of ASU No. 2011-04 on the financial statement disclosures.

46       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class I Shares and Class S Shares, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85

     HSBC Global Asset Management (UK) Limited (the “Sub-Adviser”) acts as Sub-Adviser to the Frontier Markets Fund. The Sub-Adviser receives a fee from the Frontier Markets fund, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate 0.70%.

     HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trusts, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $140,088 for the six month period ended April 30, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

HSBC FAMILY OF FUNDS       47

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the six month period ended April 30, 2012, Foreside, as Distributor, also received $179,432 in commissions from sales of HSBC Family of Funds for Class A Shares, of which $25 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

48       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2013, the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation(%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015*	2014*	Total
Emerging Markets Debt Fund	$ 62,933	$31,279	94,212
Emerging Markets Local Debt Fund	100,952	41,089	142,041
Frontier Markets Fund	61,793	5,922	15,556
Total Return Fund	9,634	N/A	7,634
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2012 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	10,788,369	7,343,103
Emerging Markets Local Debt Fund	5,057,250	2,979,819
Frontier Markets Fund	1,759,790	1,479,731
Total Return Fund	4,595,202	403,688

     For the period ended April 30, 2012, there were no long-term U.S. government securities held by the Funds.

HSBC FAMILY OF FUNDS       49

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

6. Investment Risks:

     Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

     Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

     Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

7. Federal Income Tax Information:

     At April 30, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Emerging Markets Debt Fund	37,151,005	2,568,130	(156,988)	2,411,142
Emerging Markets Local Debt Fund	26,163,349	292,112	(730,083)	(437,971)
Frontier Markets Fund	14,917,540	1,684,073	(814,453)	869,620
Total Return Fund	10,171,652	20,186	(28,934)	(8,748)
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

     The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2011 was as follows:

	Dividends paid from
	Ordinary	Total Taxable	Return of	Total Dividends
	Income	Dividends	Capital	Paid(1)
Emerging Markets Debt Fund	$762,187	$762,187	$—	$762,187
Emerging Markets Local Debt Fund	228,762	228,762	87,453	316,215
Frontier Markets Fund	—	—	—	—
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

50       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements — as of April 30, 2012 (Unaudited) (continued)

     As of the latest tax year ended October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)
Emerging Markets
Debt Fund	$229,958	$—	$—	$229,958	$(149,395)	$—	$639,724	$720,287
Emerging Markets Local
Debt Fund	—	—	—	—	(27,180)	—	(1,074,511)	(1,101,691)
Frontier Markets Fund	29,080	—	—	29,080	—	(83,927)	(433,703)	(488,550)

     As of the latest tax year ended October 31, 2011, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Short-Term
Fund	Amount
Frontier Markets Fund	$83,927

     The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act were generally effective for each Fund’s tax period ending October 31, 2011. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. Post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

     The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

8. Ownership and Principal Holders

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of April 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 90% of each Fund, respectively.

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       51

HSBC FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited)

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds), HSBC Advisor Funds Trust and HSBC Portfolios (formerly, HSBC Investor Portfolios) (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2012 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person on December 15-16, 2011 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 29 and December 15, 2011 to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     On November 29, 2011, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Administration Agreement; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; (iii) the fees and performance record of the Funds that are money market funds (“Money Market Funds”); and (iv) compliance matters. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to other accounts managed by the Adviser and pricing information regarding certain Funds, among other matters. The Contracts Committee also convened on December 15, 2011 to discuss, among other things: (i) the Adviser’s investment advisory arrangements with respect to the Aggressive Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, and Moderate Strategy Fund (collectively, the “World Selection Funds”); (ii) the HSBC U.S. Treasury Money Market Fund (formerly, HSBC Investor U.S. Treasury Money Market Fund); (iii) certain subadvisory fee breakpoints; (iv) services provided to the Funds under the Ancillary Agreements; and (v) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 29, 2011 Contracts Committee meeting. Following the December 15, 2011 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

     At the in-person meeting held on December 15-16, 2011, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

52 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the emerging markets debt Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets; (iv) the liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the fee waivers and reimbursements made to maintain a nonnegative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees considered the relative underperformance of the World Selection Funds in light of data provided by Lipper Inc., and representations by the Adviser regarding market factors that contributed to the relative underperformance, as well as their investment outlook. In the context of the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio), the Independent Trustees favorably noted the consistent performance record of the Portfolio. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

HSBC FAMILY OF FUNDS 53

HSBC FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the subadvisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

III. Approval of an Advisory Contract Supplement for the HSBC Total Return Fund

     On November 29, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Family of Funds to include a new series of HSBC Funds, the HSBC Total Return Fund (“Total Return Fund”) and, in connection therewith, approving:

  the Advisory Contract between the Adviser and the Trust with respect to the Total Return Fund and the related Contract Supplement applicable to the Total Return Fund (“TR Advisory Agreement”); and

  the Trust’s Ancillary Agreements applicable to the Total Return Fund.

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the TR Advisory Agreement and the Ancillary Agreements applicable to the Total Return Fund (collectively, the “TR Agreements”). This information included, among other things, information about: (i) the services the Adviser would provide to the Total Return Fund; (ii) personnel who provide such services; (iii) relevant past investment performance of the Adviser; and (iv) fees proposed to be received by the Adviser with respect to the Total Return Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about the Adviser. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the TR Agreements be approved with respect to the Total Return Fund. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the TR Agreements with respect to the Total Return Fund.

54 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by the Adviser. The Independent Trustees examined the nature, quality and extent of the investment advisory services proposed to be provided by the Adviser with respect to the Total Return Fund, as well as the quality and experience of the Adviser’s personnel. In addition, the Independent Trustees considered that the services provided by the Adviser would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contracts and Ancillary Agreements in December 2010. The Independent Trustees also considered the Adviser’s experience in emerging markets and its stature as one of the world’s leading managers of emerging market assets. The Independent Trustees noted the results achieved by the Adviser with respect to its emerging markets total return strategy, which has been implemented for non-registered products since 1999.

     Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser with respect to the Total Return Fund and that the services proposed to be provided supported the approval of the TR Advisory Agreement.

     Investment Performance of the Adviser. The Independent Trustees considered performance information provided by the Adviser regarding its emerging markets total return strategy, including performance information for various periods. The Independent Trustees noted that this strategy is not a new business line for the Adviser as it has utilized this strategy with non-registered products for more than twelve years. The Independent Trustees concluded that the investment performance presented supported the initial approval of the TR Advisory Agreement.

     Costs of Proposed Services and Profits to be Realized by the Adviser. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser to the Total Return Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios for the Total Return Fund as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Trustees noted that Lipper Inc. does not have a universe for “Emerging Markets Total Return Funds,” and therefore, the comparative information provided was for certain funds identified by the Adviser to be managed in a manner that is similar (but not the same as) the proposed Total Return Fund (the “HSBC Universe”). The Independent Trustees also reviewed the data provided by Lipper Inc. for the “Emerging Markets Debt Funds Universe.” The Independent Trustees found that the Total Return Fund’s proposed fees and expenses fell within the norm for the HSBC Universe. The Independent Trustees also considered the profitability information regarding the Adviser more generally that the Adviser has provided to the Independent Trustees in connection with the annual renewal of the 15(c) process. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser are fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Total Return Fund’s proposed expense structure may permit economies of scale to be shared with the Fund’s shareholders and, if so, the extent to which the Total Return Fund’s shareholders may benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Total Return Fund in order to reduce or control the overall operating expenses of the Fund. The Independent Trustees also considered the markets in which the Total Return Fund will invest and the Adviser’s outlook for emerging markets.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the Total Return Agreements.

HSBC FAMILY OF FUNDS 55

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses — as of April 30, 2012 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Emerging Markets Debt Fund	Class A	$1,000.00	$1,073.60	$6.19	1.20%
	Class I	1,000.00	1,074.10	4.38	0.85%
	Class S	1,000.00	1,074.60	3.87	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,027.10	6.05	1.20%
	Class I	1,000.00	1,028.70	4.29	0.85%
	Class S	1,000.00	1,029.10	3.78	0.75%
Frontier Markets Fund	Class A	1,000.00	1,090.20	3.52	2.20%
	Class I	1,000.00	1,091.20	2.96	1.85%
Total Return Fund**	Class A	1,000.00	1,001.00	0.24	0.28%
	Class I	1,000.00	1,001.10	0.19	0.22%
	Class S	1,000.00	1,001.20	0.17	0.20%
__________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period from March 30, 2012 (date of commencement of operations) to April 30, 2012 divided by the number of days in the fiscal year (to reflect the one half year period).

56 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses — as of April 30, 2012 (Unaudited)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/11	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12
Emerging Markets Debt Fund	Class A	$1,000.00	$1,018.90	$6.02	1.20%
	Class I	1,000.00	1,020.64	4.27	0.85%
	Class S	1,000.00	1,021.13	3.77	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,018.90	6.02	1.20%
	Class I	1,000.00	1,020.64	4.27	0.85%
	Class S	1,000.00	1,021.13	3.77	0.75%
Frontier Markets Fund	Class A	1,000.00	1,013.92	11.02	2.20%
	Class I	1,000.00	1,015.66	9.27	1.85%
Total Return Fund**	Class A	1,000.00	1,023.47	1.41	0.28%
	Class I	1,000.00	1,023.77	1.11	0.22%
	Class S	1,000.00	1,023.87	1.01	0.20%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period). Information shown reflects values using the expense ratios for the 32 days of operations during the period, and has been annualized to reflect values for the period November 1, 2011 to April 30, 2012.

HSBC FAMILY OF FUNDS 57

Other Information:

     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

58 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS
       For HSBC Bank USA, N.A. and
       HSBC Securities (USA) Inc. Clients:
       HSBC Bank USA, N.A.
       452 Fifth Avenue
       New York, NY 10018
       1-888-525-5757

       For All Other Shareholders:
       HSBC Funds
       P.O. Box 182845
       Columbus, OH 43218
       1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SAR-EM -0612	6/12

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 27, 2012

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 27, 2012

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	June 27, 2012